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                               DATED: 12th August 1998






                          COMLAND INDUSTRIAL AND COMMERCIAL
                                PROPERTIES LIMITED (1)


                                          to



                              INSIGNIA SOLUTIONS PLC (2)












                                       LEASE OF

                             APOLLO HOUSE MERCURY CENTRE
                              WYCOMBE LANE WOOBURN GREEN
                             HIGH WYCOMBE BUCKINGHAMSHIRE













                                     [MANCHES LOGO]

                   Manches & Co 3 Worcester Street Oxford OX1 2PZ




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THIS LEASE is made the 12th day of August One thousand nine hundred and ninety eight

BETWEEN


(1)  COMLAND INDUSTRIAL AND COMMERCIAL PROPERTIES LIMITED
     (Company Registration Number 2126351) whose registered office is at Riverside House Riverside Holtspur Lane Wooburn Green High Wycombe Buckinghamshire HP10 0TJ ("the Landlord")


(2) INSIGNIA SOLUTIONS Plc (Company Registration Number 01961960) whose registered office is at Buckingham Court London Road High Wycombe Buckinghamshire HP11 1JU ("the Tenant")



     WITNESSETH as follows:-


1. INTERPRETATION


(1) In these Presents where the context so admits the following expressions shall have the following meanings:-


     (i)    "the 1954 Act" means The Landlord and Tenant Act 1954


     (ii) "Account Date" means 31st December in every year of the Term or such other date as the Landlord may from time to time nominate


     (iii) "adjoining or neighboring land or premises" includes any adjoining or neighboring land or premises whether or not belonging to the Landlord


     (iv)   "Building" means any building from time to time on the Demised



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                                        [MAP]



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                                        [MAP]



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                                          2


            Premises


     (v) "Business Day" means a day (other than a Saturday or a Sunday) on which banks are generally open in London for normal business


     (vi) "Clearing Bank" means a bank which is a member of CHAPS and Town Clearing Company Limited


     (vii)  "company" means a body corporate wheresoever incorporated


     (viii) "Conducting Media" means tanks pipes cables wires lights and light-fittings meters radiators drains sewers gutters and other things (whether or not of a like nature) for the supply of electricity telephone gas water soil and other services and supplies


     (ix) "the Demised Premises" means ALL THAT property known as Apollo House The Mercury Centre Wycombe Lane Wooburn Green High
            Wycombe Buckinghamshire forming part of the Estate and shown for the purposes of identification only edged red on Plan A and each and every part thereof including without prejudice to the foregoing the Building and all entrances entrance-halls plant rooms heating apparatus and other apparatus stairs and passageways and the accessways yards open areas and the Conducting Media within or exclusively serving the Demised Premises together with the Landlord's fixtures and fittings from time to time therein and each and every part thereof together with all alterations additions and improvements to the Demised Premises


     (x)    "Estate" means the Landlord's estate of which the Demised Premises




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                                          3



            form part known as The Mercury Centre Wycombe Lane Wooburn
            Green High Wycombe Buckinghamshire shown verged blue on Plan B together with such additional land or excluding such land of lesser area (but including the Demised Premises and the land over which it enjoys rights granted by this Lease) as the Landlord may from time to time specify and together with all buildings fixtures or structures whatsoever from time to time thereon


     (xi) "Estate Services" means the provision and carrying out by or on behalf of the Landlord of such services as in the opinion of the Landlord are:-


            (a) necessary for the maintenance repair upkeep renewal insurance security management cleanliness renewal and replacement of items of plant equipment Conducting Media landscaping roadways pavements forecourt car parks and/or common areas and common facilities forming part of the Estate and forming part of the land shown hatched black on Plan B; or


            (b)     for the benefit of tenants of the Estate; or


            (c) otherwise in keeping with the principles of good estate management of the Estate and the Landlord may from time to time withhold add to or extend and vary or make any alteration in the nature of matters previously performed as Estate Services if the Landlord considers it necessary or in the interests of good estate management


     (xii)  "Estate Service Expenditure" means all expenditure incurred by the




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                                          4



            Landlord or which the Landlord reasonably anticipates is likely to be incurred during the Term in providing all or any of the Estate Services including (without prejudice to the generality of the foregoing):-


     (a) the cost of repairing resurfacing cleaning lighting maintaining renewing replacing and improving the estate roads serving the Estate and the forecourt car parking areas loading bays landscaped areas boundary walls fences hedges gates entrances and signs now or at any time during the Term constructed on the Estate including any drains sewers pipes cables gutters inspection chambers or any other services or fittings relating thereto over in or under the Estate


     (b) the cost of retaining and providing the services of all staff necessary for the efficient maintenance and management of the Estate

     (c) the cost of maintaining proper security in respect of the Estate both during and outside normal working hours and at weekends


     (d) the cost of the maintenance replacement renewal and improvement of the drainage and sewerage system serving the Estate


     (e) the cost of and incidental to compliance by the Landlord with every notice regulation or order of any competent local or other authority in relation to the Estate or its appurtenances


     (f)    (i)     all reasonable fees charges expenses and commissions
                    properly incurred in the administration and management of the Estate or payable to any solicitor accountant surveyor valuer agent or architect or any of them whom the Landlord may from time to time employ in connection with the management or maintenance of the Estate including the cost of preparing or causing to be prepared statements of the said costs charges and expenses and auditing the same




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                                          5


            (ii) a charge equivalent to ten per centum of the aggregate costs expenses and outgoings referred to in this clause
                    1(1)(xiii) (but excluding this sub-paragraph (f)(ii)) such sum to be in respect of the general administration and supervision costs of the Landlord relating to or in connection with the matters specified or referred to in this Clause 1(1)(xiii) or any of them PROVIDED that any sums payable to a managing agent under the immediately preceding sub-paragraph (f)(i) in respect of the management or supervision of the Estate and which shall be included in the calculation of the said aggregate costs expenses and outgoings shall be deducted from the charge included by virtue of this sub-paragraph

     (g) the costs of effecting and maintaining in force an insurance policy or policies against any and every liability of the Landlord for injury to or death of any person (including every agent servant and workman of the Landlord) and damage to or destruction of the property by any such person arising out of the maintenance of the Estate

     (h) the cost of carrying out all other work or providing services of any kind whatsoever which the Landlord may from time to time reasonably consider necessary or desirable for the purpose of maintaining or improving the Estate in the interests of the tenants thereof

     (i) such sums as the Landlord shall in its discretion think fit as being a reasonable provision for expenditure likely to be incurred during the Term in connection with the matters mentioned in this and the preceding paragraphs but excluding any expenditure on any part of the Estate for which any other tenant shall be directly responsible and/or which shall be attributable (whether directly or indirectly) to the construction by the Landlord of Phase 2 of the Estate on that part of the Estate shown coloured orange on Plan B but giving credit for any sums payable to the Landlord from any owner or occupier of adjoining land towards the cost of provision of Estate Services




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                                          6


     (xiii) "the Initial Rent" is One Hundred and Five Thousand Pounds (L105,000) per annum


     (xiv) "the Insured Risks" means the risks covered from time to time by the insurance policy effected by the Landlord pursuant to its covenant herein contained including a minimum of three years loss of rent and risks in respect of fire lightning explosion storm tempest flood aircraft and articles dropped therefrom impact storm riot and civil commotion burst pipes and tanks and damage to or failure of the boilers lifts lift apparatus plant rooms heating and air conditioning apparatus and other apparatus plant and machinery in the Demised Premises subsidence heave landslip and such other risks or perils (if any) as the Landlord may from time to time deem prudent to insure

     (xv) "the Landlord" includes the person or persons for the time being entitled to the reversion immediately expectant on the Term


     (xvi) "Plan A" and "Plan B" means the plan or plans so marked annexed hereto


     (xvii) "the Planning Acts" means and includes the Town & Country Planning Acts 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 the Environmental Protection Act 1990 the Planning and Compensation Act 1991 and the Environment Act 1995


     (xviii) "Possession Date" means whichever is the earliest of the date hereof or



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                                          7



            the date upon which the Tenant takes possession of the Demised Premises or has access to the Demised Premises for the purposes of commencing its fitting out works


     (xix) "these Presents" means this Lease and the Schedules hereto and any licences granted pursuant hereto and any deed of variation hereof and any deed or other instrument made supplemental hereto


     (xx) "Provisional Sum" in relation to each Service Period means an amount calculated by the Landlord's managing agents acting as experts and not arbitrators as their reasonable and proper estimate of the likely Service Rent for the relevant Service Period


     (xxi)  "the Rent Commencement Date" means the day 12th August 1998


     (xxii) "Review Date" means the 12th day of August 2003 and the 12th day of August 2008


     (xxiii) "Service Period" means the period:-


            (a) from the Possession Date to (and including) the first Account Date; and thereafter

            (b) between two consecutive Account Dates (excluding the first and including the second); and thereafter

            (c) commencing immediately after the last Account Date of the Term and ending on the expiration or sooner determination of the Term




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                                          8


     (xxiv) "Service Rent" is the relevant proportion applicable to the Demised Premises from time to time of the Estate Service Expenditure for any relevant Service Period


     (xxv) "the Tenant" includes the successors in title and assigns of the Tenant(s)

     (xxvi) "the Term" means a term of 15 years commencing on the 12th day of August 1998 together with any holding over continuation or extension thereof whether by agreement operation of law or otherwise


     (xxvii) "underlease" means any lease granted or agreed to be granted
             (whether immediately or not) out of the Term and "underlessee" means the lessee for the time being thereunder and "underletting" means the grant of any underlease


(2) AND in these Presents unless there is something in the context inconsistent therewith:-


     (i) words importing the masculine gender shall include every gender and vice versa and words importing the singular shall include the plural and vice versa and words importing persons and all references to persons shall include companies corporations and firms and vice versa and references to a natural person include his estate and personal representatives


     (ii) if at any time two or more persons are included in the expression "the Landlord" "the Tenant" or "the Surety" then covenants herein contained or implied by or on the part of such persons shall be deemed to be and



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                                          9



            shall be construed as covenants entered into by and binding on such persons jointly and severally


     (iii) any reference to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended extended re-enacted or applied or consolidated by or under any other enactment and shall include all instruments orders plans regulations permissions and directions made or issued thereunder or deriving validity therefrom


     (iv) the clause and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer


     (v) references in this Lease to a clause Schedule or paragraph are references where the context so admits to a clause Schedule or paragraph of this Lease and references to a paragraph of a Schedule are (unless the context otherwise requires) references to a paragraph of that Schedule in this Lease


     (vi) any covenant by the Tenant or any underlessee not to do any act or thing shall include a covenant not to permit or suffer the doing of that act or thing


     (vii) the perpetuity period applicable to this Lease shall be eighty years from the date hereof and wherever in this Lease either party is granted a future interest in property there shall be deemed to be included in respect of every such grant a provision requiring that future interest to



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                                          10


            vest within the stated period and for it to be void for remoteness if it shall not have so vested


     (viii) Clause headings shall not affect the construction of this Lease


2. THE DEMISE


     The Landlord HEREBY DEMISES unto the Tenant the Demised Premises TOGETHER with the particular rights in the First schedule hereto so far as the Landlord has power to grant the same BUT EXCEPT AND RESERVING AND SUBJECT to the particular rights and matters in the Second Schedule hereto AND SUBJECT ALSO to and with the benefit of the matters referred to in the Third Schedule hereto and to such other rights easements quasi-easements and privileges as are enjoyed by any adjoining or neighbouring land or premises in any manner affecting the Demised Premises TO HOLD the Demised Premises unto the Tenant (together with but except and reserved and subject as aforesaid) for the Term YIELDING AND PAYING therefor unto the Landlord during the Term and so in proportion for any less time than a year without any deductions therefrom whatsoever the following rents namely:-


     (a) First from the Rent Commencement Date and during the remainder of the Term the Initial Rent or such higher yearly rent as may become payable pursuant to review under Clause 6 hereof such yearly rent to be payable by equal quarterly payments in advance on the usual quarter days in each year of which the first payment (being the due proportion for the period commencing on the Rent Commencement Date and ending on the day preceding the usual quarter day thereafter) to be paid on or before the Rent Commencement Date



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                                          11


     (b) Secondly throughout the Term by way of additional rent all sums (including the whole of any increase in any premium from time to time as a result of or arising out of the manner or the purposes in or for which the Demised Premises are kept used and occupied and the cost of periodically revaluing but not more than once in any year the Demised Premises for insurance purposes) incurred by the Landlord in respect of the several insurances referred to in Clause 4(1) hereof each such sum to be paid by the Tenant forthwith on demand therefor (but not earlier than one month before the next renewal date) the first such payment in respect of the amounts already so expended by the Landlord (being the due proportion thereof for the period from the Possession Date to the next renewal date or dates for such insurances) to be paid on or before the date hereof and in the event of any dispute as to any such sum the same shall be reasonably determined by the Landlord's surveyor (acting as an independent expert and not as an arbitrator) whose determination shall in the absence of manifest error be final and binding on the parties save as to questions of law and

     (c) Thirdly with effect from the Possession Date as additional yearly rent the Service Rent (including the Provisional Sum on account) payable in accordance with the provisions of clause 9 hereof

     (d) Fourthly by way of additional rent all other sums payable by the Tenant hereunder including (without prejudice to the generality of the foregoing) interest collection charges costs and Value Added Tax on the rents hereinbefore made payable such sums to be paid upon demand



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                                          12

3. TENANT'S COVENANTS


The Tenant to the intent that the obligations hereby created shall continue throughout the whole of the Term HEREBY COVENANTS with the Landlord as follows:-

(1)  RENT


     (a) To pay the rents hereby reserved at the times and in the manner aforesaid and not to exercise or to seek any right or claim to withhold rent or any right or claim to legal or equitable set-off


     (b) If so required by the Landlord to make such payments by bankers order or credit transfer to any bank account or other account in the United Kingdom which the Landlord may from time to time reasonably nominate


(2)  OUTGOINGS


     (a) To pay and keep the Landlord fully indemnified from and against all liability for all general and other rates of whatever nature or kind and all taxes charges duties levies assessments impositions and outgoings whatever (whether parliamentary parochial local or of any other description) which are now or may become payable in respect of the Demised Premises whether by the owner tenant or occupier thereof other than those which occur as a direct or indirect result of any dealing by the Landlord in respect of its reversionary interest or taxes imposed on the Landlord in respect of the rents reserved in these Presents (save for VAT) and in addition to indemnify the Landlord



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                                          13

            against any rates and outgoings payable by the Landlord after the expiration or sooner determination of the Term through the Landlord's inability to claim void rate relief for the maximum period (commencing with the date of the expiration or sooner determination of the Term) which would have been allowed had the Demised Premises been occupied up to the date of the expiration or sooner determination of the Term


     (b)    (i)     To pay to the Landlord in addition to the rents and other
                    sums payable under this Lease amounts equal to any Value
                    Added Tax (or similar tax whether in substitution for or in addition to it) chargeable on any supply made by the Landlord to the Tenant under the terms of or in connection with this Lease

            (ii) To pay and to indemnify the Landlord against amounts equal to any Value Added Tax (or similar tax as aforesaid) chargeable by reference to any sum paid or payable by the Landlord in respect whereof (or some part thereof) the Tenant agrees under this Lease to reimburse or indemnify the Landlord save where the Landlord is able to reclaim the same as an input credit (unless the Landlord is required by law to recharge the VAT to the Tenant)


     (c) To pay all charges (including meter rents and standing charges) for supplies of gas water and electricity consumed upon the Demised Premises


     (d) Not to agree or by default allow to be fixed the rateable value of the Demised Premises or any part thereof without the prior written



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            consent of the Landlord such consent not to be unreasonably withheld and to co-operate with the Landlord at the joint cost of the Landlord and the Tenant in any negotiations with the District Valuer or in any appeal to the Court or to the Lands Tribunal in respect of the rateable value of the Demised Premises


(3)  REPAIR


     At all times during the term to put and keep the Demised Premises and means of escape therefrom in case of fire or other emergency and Conducting Media forming part of and exclusively serving the Demised Premises in good and substantial repair and condition and to amend rebuild renew and replace whenever necessary in accordance with good modern practice the whole or any part of the Demised Premises if the same is or becomes beyond repair and to maintain decorate support and clean the Demised Premises and to repair and to keep all yards and spaces not built upon clean tidy and free from refuse and weeds and to keep the external fabric and stonework cleaned and maintained as and when necessary and to keep the central heating and hot water boilers apparatus and installations and all sanitary and water apparatus for the time being of and serving the Demised Premises in good and substantial repair and clean condition and at all times in good and safe working condition (damage by the Insured Risks always excepted save to the extent that the policy or policies of insurance shall be rendered void or payment of the insurance moneys thereunder be refused in whole or in part by reason of or arising out of any act omission neglect or default of the Tenant or any underlessee or other person under the control of the Tenant or any underlessee) and to clean the glass in the Demised Premises inside at least once a month and the outside bi-monthly and (without prejudice to the generality of the foregoing obligations of the



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                                          15

     Tenant):-

     (a) in a good and workmanlike manner and to the satisfaction of the Landlord in every third year of the Term calculated from the date hereof and also in the last three months of the Term (however and whenever it may terminate) to paint all the external woodwork ironwork metalwork cement or stucco-work (if any) and all other external parts of the Demised Premises which have been previously painted or ought to be painted with at least two coats of good quality paint of a colour (if different from that used previously) first specified or approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed)


     (b) in like manner and to the like satisfaction in every fifth year of the Term calculated from the date hereof and also in the last three months of the Term (however and whenever it may terminate) to paint with at least two coats of good quality paint all interior parts of the Demised Premises which have previously been or ought to be painted and paper or otherwise suitably decorate or treat with good quality materials as circumstances may require all parts of the interior of the Demised Premises which have previously been or ought to be so dealt with


     (c) as often as may be necessary to maintain in good and substantial condition and to clean and treat in a suitable manner all surfaces fixtures and fittings not required to be decorated and so often as it shall be necessary to repair maintain and renew any plant machinery boilers equipment and fixtures and fittings



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                                          16


     (d) to comply with the requirements or recommendations of any maintenance and operating manuals provided by the Landlord to the Tenant


     (e) to enter into contracts for the periodic and regular inspection servicing and maintenance of the lifts lift shafts and lift apparatus and the hot water boilers and central heating apparatus and the air-conditioning and ventilation apparatus and any other apparatus and installations machinery and equipment and all sanitary and water apparatus and thereafter to keep the same on foot and observe and perform the Tenant's obligations thereunder and to produce to the Landlord on demand from time to time such contracts and evidence that any payments due from the Tenant thereunder are fully paid up-to-date


(4) COMPLIANCE WITH STATUTES


     (a) In connection with the Defective Premises Act 1972 to notify the Landlord in writing immediately the Tenant becomes aware of any defect in the Demised Premises which may cause personal injury and to indemnify the Landlord against any claims proceedings demands costs and expenses incurred under Section 4 of the said Act by reason of the Tenant's failure to erect and display prominently any such notice or warning of relevant defects (within the meaning of that Section) which the Landlord may request AND without prejudice to the foregoing to permit the Landlord and its agents with or without workmen and others at any time on reasonable notice to enter upon the Demised Premises for any or all of the following purposes namely erecting and exhibiting notices thereon and giving warning of


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                                          17


            relevant defects within the meaning of Section 4 of the said Act in the Demised Premises and installing lighting or any other reasonable means of warning or protection against such defects


     (b) To observe and perform all requirements of any Act of Parliament local Act or bye-law and notices issued thereunder or of any public local or other competent authority (whether or not required of the Tenant itself) in any way affecting the Demised Premises or any thing in or any activity carried on by persons residing at or working or employed at the Demised Premises or the use and occupation thereof within the time limited by law or the notice requiring the same (or if no time is so limited then within a reasonable time) and to indemnify and keep the Landlord fully indemnified against all such requirements and all actions proceedings costs claims demands expenses and liability whatever arising out of or in connection with the non-observance or non-performance thereof


     (c) Comply with all requirements and regulations of the electricity and gas supply authorities as to the electrical and gas installations in the Demised Premises and not without the Landlord's written consent (which shall not be unreasonably withheld or delayed) to alter or extend the electrical or gas installations or electrical wiring in the Demised Premises nor to use any apparatus which overloads the electrical or gas installations in the Demised Premises


(5) PARTY STRUCTURES


     (To the extent that the same is not included in the Estate Service Expenditure) on receipt of a written demand from or on behalf of the

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                                          18


     Landlord forthwith to pay a just proportion fairly attributable to the Demised Premises of all expenses of making maintaining upholding repairing rebuilding renewing scouring and cleansing any party walls fences gates and railings and any path ways yards external means of escape in case of fire or other emergency and Conducting Media and other structures which are available for enjoyment and use by the occupiers of the Demised Premises jointly with the occupiers of any adjoining or neighbouring land or premises such proportion if in dispute to be reasonably determined by the Landlord's surveyor (acting as an independent expert and not as an arbitrator) whose determination shall be final and binding upon the parties save as to questions of law or in the event of manifest error


(6)  YIELD UP IN GOOD REPAIR AT THE END OF THE TERM


     Quietly to surrender and yield up the Demised Premises to the Landlord or as the Landlord may direct at the end or sooner determination of the Term in a state and condition in all respects in accordance with the covenants on the part of the Tenant herein contained Provided that if at the expiration or sooner determination of the Term the Demised Premises shall not be in such a state of repair and condition as shall be in accordance with the Tenant's covenants and provisions herein contained for or relating to the repair painting or the carrying out of any other works on the Demised Premises by the Tenant then the Tenant shall pay to the Landlord forthwith on demand a sum equivalent to the cost to the Landlord of carrying out such repairs painting and works as shall be necessary to put the Demised Premises in such a state of repair and condition as aforesaid together with an amount representing the loss of the rent first hereby reserved suffered by the Landlord for such reasonable period to enable such repairs painting and works to be carried out such sum in default of agreement to be certified by

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                                          19


     the Landlord's surveyor (acting as an independent expert and not as an arbitrator) whose determination shall be final and binding upon the parties save as to questions of law or in the event of manifest error


7.   LANDLORD'S RIGHT OF INSPECTION AND RIGHT OF REPAIR


     (a) To permit the Landlord and others authorised by the Landlord after 48 hours prior written notice at reasonable hours during the daytime to enter upon the Demised Premises to view and inspect the Demised Premises and ascertain how the same are being used and occupied and the state and condition thereof and to take schedules of all Landlord's fixtures and fittings and to estimate the current value the Demised Premises for insurance mortgage or other purposes


     (b) Whenever on any such inspection anything is found which constitutes a breach non-performance or non-observance of the convenants on the part of the Tenant herein contained and of which the Landlord gives notice to the Tenant to remedy and make good the same within two months of the date of such notice (or sooner if necessary) but if the Tenant shall fail so to do to permit the Landlord if it so desires (although the Landlord shall be under no obligation so to do) without prejudice to the Landlord's right of re-entry hereinafter contained or any other right or remedy of the Landlord to enter upon the Demised Premises with contractors workmen and others and all necessary equipment tools and materials and to execute or complete such works and to pay to the Landlord on written demand either during or on completion of such works as the Landlord may require the costs and expenses thereby incurred by the Landlord together with all solicitors' surveyors' and other professional fees and expenses

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                                          20


            incurred by the Landlord in relation to such works such sums to be recoverable as rent in arrear


     (c) To permit the Landlord and others authorised by the Landlord and the tenants owners or occupiers from time to time of any adjoining or neighboring land or premises and their respective agents and contractors to enter upon the Demised Premises with workmen and others and all necessary equipment tools and materials after at least 48 hours prior written notice (except in an emergency when no prior notice need be given and if necessary to break into the Demised Premises) in order to carry out repairs alterations additions decorations or any other works to or on any adjoining or neighbouring land or premises which cannot reasonably be carried out without entry on to the Demised Premises PROVIDED ALWAYS that the persons so entering shall cause thereby as little inconvenience as possible to the Tenant or the other occupiers of the Demised Premises and shall with the minimum of delay make good all physical damage thereby caused to the Demised Premises



(8)  LANDLORD'S COSTS AND EXPENSES


     To pay on demand all costs charges and expenses (including solicitors' costs architects' managing agents and surveyors' fees) payable by the Landlord for the purposes of and incidental to:


     (a) the preparation service or enforcement (whether by proceedings or otherwise) of any notice under Section 146 or 147 of the Law of Property Act 1925 requiring the Tenant to remedy a breach of any of the Tenant's obligations hereunder notwithstanding forfeiture for any such breach shall be avoided otherwise than by relief granted by the Court


     (b) the preparation service or enforcement (whether by proceedings or otherwise) of any notice to repair or schedule of dilapidations accrued at or prior to the end or sooner determination of the Term whether or not served during the Term


     (c) the collection of the rents and other amounts payable by the Tenant hereunder


     (d) the performance and observance of any other of the provisions of this Lease


     (e) any application by the Tenant to the Landlord for consent or approval under the terms of this Lease and these Presents whether such consent is given unconditionally or subject to conditions or refused or the request for the same is withdrawn subject to such costs being reasonable and proper


(9)  INSURANCE AND PROVISIONS IN CASE OF FIRE ETC.


     (a) If the Demised Premises or any part thereof shall be destroyed or damaged as a result of any act omission neglect or default by or on the part of the Tenant or any underlessee or any person under the control of the Tenant or any underlessee whereby any policy of insurance maintained by the Landlord is rendered void or payment of the insurance money thereunder is refused in whole or in part to pay to the Landlord on written demand or otherwise make good to the

            Landlord all loss damage and expense thereby incurred and to indemnify the Landlord against all actions proceedings costs claims demands and liability whatsoever resulting therefrom or arising thereout including the cost of rebuilding reinstating replacing and making good the Demised Premises


     (b) To keep the Demised Premises supplied with such fire prevention and fire fighting equipment as the insurers and Fire Authority may require and to maintain the same to their satisfaction


     (c) To comply with all requirements and reasonable recommendations of the insurers and Fire Authorities as to fire precautions and fire fighting equipment relating to the Demised Premises or the conduct of persons using the Demised Premises


     (d) In the event of the Demised Premises or any part thereof being destroyed or damaged by any of the Insured Risks to give notice thereof to the Landlord as soon as possible


     (e) Not to leave the Demised Premises vacant or unoccupied for a period in excess of 21 days without first giving the Landlord at least 21 days prior written notice of the intention so to do and without first paying any additional or increased premium required by the insurers and in the event the Demised Premises are left vacant during the last three months of the Term (howsoever determined) to indemnify the Landlord against any loss of empty rate relief he would otherwise enjoy at the end of the Term


     (f) Not to do or omit to do anything or bring onto the Demised Premises any explosive flammable or toxic or otherwise harmful chemicals or materials or any other matter or thing of whatsoever nature which shall or may cause the policy or policies for the insurance of the Demised Premises or any adjoining or neighboring land or premises to become void or voidable or any premium payable to be increased above the ordinary or common rate for similar premises


     (g) Forthwith to inform the Landlord in writing of any conviction judgement or finding of any Court or Tribunal relating to the Tenant (or any director or other officer or major shareholder of the Tenant) of such nature as to be likely to affect the decision of any insurer or underwriter to grant or to continue insurance of any of the Insured Risks


     (h) The Tenant warrants that prior to the execution of this Lease it has disclosed to the Landlord in writing any conviction judgement or finding of any Court or Tribunal relating to the Tenant (or any director or other officer or major shareholder of the Tenant) of such nature as to be likely to affect the decision of any insurer or underwriter to grant or to continue insurance of any of the Insured Risks


     (i) Not to insure or effect any insurance in respect of the Demised Premises or any plateglass therein insofar as the same are insured by the Landlord from time to time


     (j) In the event of a claim upon the Landlords Policy of insurance any shortfall arising in the insurance monies due to the imposition of an excess by the Insurers any such excess shall be borne by the Tenant and paid to the Landlord upon demand


(10) USER


     (a) The Demised Premises shall be kept used and occupied only as business commercial or professional offices or subject to the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed) any other use within Class B1 of the Town and Country Planning (Use Classes) Order 1987 (but not as diplomatic offices or as a betting office or bookmaker's office as a jobcentre or an office for the Department of Health and Social Security) and not in any other manner or for any other purpose or for any immoral or unlawful purpose or for any sale by auction or for any residential purpose PROVIDED that the Tenant hereby acknowledges and admits that notwithstanding the foregoing provisions as to the use of the Demised Premises permitted to the Tenant the Landlord does not thereby or in any way give or make any representation or warranty that any such use is a permitted use within the provisions of the Planning Acts nor shall any consent in writing which the Landlord may hereafter give to any change of use be taken as including any such representation or warranty and that notwithstanding that any such use is not a permitted use within such provisions the Tenant shall remain fully bound and liable to the Landlord in respect of the obligations undertaken by the Tenant by virtue of this Lease without any compensation recompense or relief of any kind

     (b) Neither the Tenant nor any underlessee nor any person under the control of the Tenant or any underlessee shall overload any floor of or lift in or serving the Demised Premises or pass or leave anything of a harmful nature through or in the basins or toilets or Conducting Media in or serving the Demised Premises (whether exclusively or jointly with other premises) or do anything at the Demised Premises which shall be or may become a nuisance (whether indictable or not) or which shall cause any damage or disturbance to the Landlord or the owners tenants or occupiers from time to time of any adjoining or neighboring land or premises


(11) ALTERATIONS


     (a) Save and except in order to comply with any of the Tenant's obligations hereunder there shall be no reconstruction or rebuilding or carrying-out of any structural alterations additions or other structural works of or to the Demised Premises nor any cutting maiming or injuring of the main walls or roof and floor slabs of the Demised Premises nor any erecting of any new buildings or erections thereon PROVIDED that if such works are to be carried out by the Tenant to comply with its obligations in this Lease the Tenant shall first obtain the written consent of the Landlord to such works in the manner set out in sub-clause (b) below


     (b) Save and except as aforesaid any non-structural alterations additions and other works of or to the Demised Premises shall be carried out only after there has first been obtained the written consent thereto of the Landlord (such consent not to be unreasonably withheld or delayed) and all necessary approvals consents licences permits or permissions of any competent authority body or person and then only strictly in accordance with the terms and conditions thereof and only in accordance with drawings and specifications of the relevant alterations additions or other works as the Landlord shall have required and previously approved in writing (such approval not to be unreasonably withheld or delayed) PROVIDED ALWAYS that the Landlord may as a condition of giving such consent require the Tenant to enter into such covenants with the Landlord as the Landlord may reasonably require for the execution and supervision of such works and the reinstatement of the Demised Premises at the expiry or sooner determination of the Term (howsoever determined) and such other covenants as the Landlord may reasonably require


     (c) To permit the Landlord and others authorised by the Landlord to enter upon the Demised Premises after reasonable prior notice at reasonable hours during the daytime for the purpose of seeing that all alterations additions and other works thereto are being or have been carried out in all respects in conformity with this clause and immediately upon being required to do so to remove any alterations additions and other works of or to the Demised Premises which do not so conform or in respect of which any such approvals consents licences permits or permissions of any competent authority body or person have been withdrawn or have lapsed and thereupon make good all damage thereby caused to the Demised Premises and restore and reinstate all parts of the Demised Premises affected thereby to the reasonable satisfaction of the Landlord


     (d) If so required in writing by the Landlord (but not otherwise) at the expiry or earlier determination of the Term to remove all alterations and additions made by the Tenant to the Demised Premises during the Term or during any period of occupation prior to the commencement of the Term

(12) SIGNS


     No fascia sign nameplate bill notice placard/ advertisement or similar device shall be affixed to or displayed in or on any part of the Demised Premises so as to be visible from the exterior thereof save such as indicates the name of any occupier or occupiers for the time being and its or their business and save such as has been previously approved by the Landlord in writing (such consent not to be unreasonably withheld or delayed)

(13) AERIALS


     No television or wireless or other form of mast or aerial receiver dish nor any flagpole shall be affixed to any part of the exterior of the Demised Premises save such as has been previously approved by the Landlord in writing (such consent not to be unreasonably withheld or delayed)


(14) PLANNING ACTS


     (a) Without prejudice to the generality of clause 3(4) hereof to observe and perform all the requirements of any Acts or regulations relating to fire and the Planning Acts in respect of the Demised Premises or the use thereof and all the requirements of any approval consent licence permit or permission granted thereunder which remain lawfully enforceable and affect the Demised Premises and to indemnify and keep the Landlord fully indemnified from and against all actions proceedings costs claims demands expenses and liability whatsoever arising out of or in connection with any non-observance or non-performance thereof

     (b) No application shall be made for any approval consent licence permit permission certificate or determination under the Planning Acts in respect of the Demised Premises without the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed)


     (c) Unless the Landlord shall otherwise direct in writing to carry out to the reasonable satisfaction of the Landlord during the Term (however and whenever it may terminate) all works to the Demised Premises which as a condition of any such approval consent licence permit or permission obtained by and implemented by or on behalf of the Tenant or any underlessee are required to be carried out at the Demised Premises by a date after the Term (however and whenever it may terminate)


(15) STATUTORY NOTICES


     To give to the Landlord a copy of every notice of whatsoever nature affecting or likely to affect the Demised Premises made given or issued by or on behalf of the local planning authority or any other authority body or person having lawful jurisdiction within fourteen days of its receipt by the Tenant or any underlessee or sooner if requisite and to produce the original thereof to the Landlord on written request AND if so required in writing by or on behalf of the Landlord but at the joint cost of the Landlord and the Tenant to make or join with the Landlord and any other persons for the time being interested in the Demised Premises or any adjoining or neighboring land or premises affected thereby in making such objections or representations against or in respect of any such notice as aforesaid as the

     Landlord may reasonably require


(16)  ACCESS TO RE-LET

     To permit the Landlord during the period of six months immediately preceding the end or sooner determination of the Term (and at any time during the Term in the event of any proposed disposal by the Landlord of its interest in the Demised Premises) to affix and retain on any part of the Demised Premises (but not so as thereby materially to interfere with any trade or business carried on thereat or with reasonable access of light and air thereto) notices and boards relating to any proposed disposal by the Landlord of its interest in the Demised Premises or any part thereof or for reletting or otherwise dealing with the same and to permit all persons with written authority from the Landlord or the Landlord's agents to inspect and view the Demised Premises at reasonable times of the day by previous appointment


(17) ALIENATION


     (a) Save as hereinafter permitted the Tenant shall not assign transfer underlet part with or share possession or occupation mortgage or charge or declare trusts over the whole or part only of the Demised Premises and the Tenant shall not permit or suffer any such dealing as aforesaid


     (b) Not to part with possession or share occupation of the Demised Premises or any part thereof other than by way of:-


            (i)   an assignment or charge permitted under sub-clause 3(17)(c);

                    or


             (ii)   an underlease permitted under sub-clause 3(17)(e); or


            (iii) sharing of occupation by a company in the same group as the Tenant permitted under sub-clause 3(17)(f)


     (c) Not to assign or charge the whole of the Demised Premises without the Landlord's prior written consent which consent shall not be unreasonably withheld or delayed but which in respect of a proposed assignment may be subject to satisfaction of the conditions set out in sub-clause 3(17)(d) below and to complete any such assignment within twenty working days of the issue of the Landlord's consent provided that nothing in this sub-clause shall prevent the Tenant charging the Demised Premises pursuant to a floating charge over its assets entered into prior to the date hereof


     (d) The conditions referred to in sub-clause 3(17)(c) which are specified for the purposes of Section 19(1A) of the Landlord and Tenant Act 1927 are:-


             (i) that the Tenant shall have entered into an authorised guarantee agreement (as defined in Section 16 of the Landlord and Tenant (Covenants) Act 1995) with the Landlord in a form which the Landlord reasonably requires


            (ii) that any guarantor of the Tenant's obligations under the Lease shall have guaranteed to the Landlord that the Tenant will comply with the terms and conditions of the agreement referred to in sub-clause 3(17)(d)(i) and in a form which the Landlord reasonably requires


            (iii) that any arrears of rent and any other payments due under this Lease (including any outstanding balance due under the terms of any rent deposit deed or bank guarantee) as at the date of the Tenant's application for Licence to Assign has been paid


             (iv) that the Landlord reasonably determines that the proposed assignee is capable of being able to comply with the Tenant's covenants in this Lease and to continue to be such a person following the assignment


              (v) the Landlord is reasonably satisfied that the completion of the assignment will not materiality adversely affect the value of the Landlord's interest in the Demised Premises


             (vi) the proposed assignee would in the reasonable opinion of the Landlord be acceptable to a reasonable institutional investor in the market taking into account any reasonable and proper facts including but not limited to the financial strength of the proposed assignee and any guarantor of the proposed assignee's obligations and any rent deposit offered by the assignee


            (vii) the execution and delivery to the Landlord prior to the assignment of a rent deposit deed or the provision of a bank guarantee for such sum as the Landlord may reasonably determine but not exceeding 12 months passing rent in a form reasonably acceptable to the Landlord and in substantially the same form mutatis mutandis (save as the circumstances require) as a rent deposit deed of even date herewith and made between the parties hereto in the case of a rent deposit deed together with the payment by way of cleared funds of sums specified in the rent deposit deed


            (viii) any intended assignee shall enter into a deed of covenant with the Landlord in such a form as the Landlord shall reasonably require to observe and perform all the covenants and agreements on the part of the Tenant herein contained during such period as the Tenant is bound by the Lease covenants and in the case of a limited liability company should the Landlord so reasonably require a guarantor or guarantors reasonably acceptable to the Landlord shall join in such deed of covenant to covenant with the Landlord substantially in the same terms mutatis mutandis as clause 8 hereof


            PROVIDED THAT the Landlord and the Tenant agree that the Landlord may withhold its consent if any one or more of the following circumstances exist in which case the Landlord shall not be regarded as unreasonably withholding its consent:


            (1) The proposed assignee is a company which is a member of the same group (within the meaning of Section 42 of the Landlord and Tenant Act 1954) as the Tenant unless the Tenant and the proposed assignee become joint tenants


            (2) The Landlord reasonably determines there is any subsisting material breach of any of the Tenant's covenants and conditions in this Lease


     (3) The proposed assignee or any proposed guarantor for the proposed assignee (other than any guarantor under an authorised guarantee agreement) is a corporation registered in or an individual resident in a jurisdiction in which a judgment obtained in the Courts of England and Wales will not necessarily be enforced without any re-examination of the merits of the case


     (4) The proposed assignee is a person firm company or other body corporate or entity which has the right to claim diplomatic immunity or exemption in relation to the observance and performance of the covenants and conditions contained in this Lease


     (5) That if any consent of a superior landlord and/or mortgagee is required to the assignment that consent has not been obtained before the assignment


     (6) The proposed assignee fails to demonstrate that it has a satisfactory current trading record to enable it to take on the liabilities under this Lease


(e)  PERMITTED UNDERLETTING


     (i) The Tenant shall not underlet the whole or part of the Demised Premises or agree to underlet the whole or part of the Demised

            Premises comprising one or more complete floors of the Demised premises without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed provided that there shall not be more than two separate occupations of the Demised Premises at any one time and provided further that all underlettings of part of the Demised Premises shall have the renewal provisions of the 1954 Act (as amended) excluded by Court Order pursuant to Section 5 of the Law of Property Act 1969 and the Tenant shall not underlet the whole or part of the Demised Premises otherwise than by an underlease with provision for upwards only review of the reserved rent as at each review date during the term of the underlease in like manner (mutatis mutandis) as provided in Clause 6 hereof and in accordance with sub-clause 3(17)(e)(iv) hereof PROVIDED THAT the Tenant shall not underlet the whole or any part of the Demised Premises at a fine or a premium and not otherwise than at the Market Rent (as defined in Clause 6) or the proportionate part of the Market Rent of the Demised Premises where only part of the Demised Premises is underlet (such rent in all cases to be approved by the Landlord such approval not to be unreasonably withheld or delayed) and


     (ii) any intended undertenant shall enter into a deed of covenant with the Landlord in such form as the Landlord shall reasonably require to observe and perform all the covenants and agreements on the part of the tenant contained in the underlease and if the Landlord so reasonably requires a guarantor or guarantors reasonably acceptable to the Landlord shall join in such deed of covenant to covenant with the Landlord in substantially the same terms mutatis mutandis as clause 8 hereof


     (iii) in any permitted mediate or immediate underlease the rent shall be payable no more than one quarter in advance and


     (iv) any such underlease shall in all respects be consistent with the provisions of this Lease including in particular (but without prejudice to the generality of the foregoing) provisions as to rent review which shall follow the provisions of this Lease and which require a review of the rent payable under this Lease to the Market Rent in accordance with the provisions and at the date of review of the rent payable under this Lease and


     (v) At all times to enforce compliance with the covenants and conditions contained in all underleases (whether mediate or immediate) of the Demised Premises and not to waive or vary any of the same without the prior written consent of the Landlord and not without the consent of the Landlord to accept a surrender of any underlease of the Demised Premises or agree any reviewed rent with an undertenant until the rent on rent review has been agreed or determined as between the Landlord and the Tenant pursuant to Clause 6 hereof and


     (vi) Any further dealings with the Demised Premises thereby demised which are permitted shall be subject to the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed) to a permitted dealing which would not result in a breach of any of the provisions of this clause


     (vii) Not upon a review of the rent reserved by an underlease of the whole or any part of the Demised Premises to agree the amount of any such reviewed rent without the prior consent of the Landlord which consent shall not be unreasonably withheld or delayed


     (viii) Without prejudice to paragraph 3(17)(e)(ii) the Tenant shall procure that any intended undertenant covenants with the Landlord not to assign the underlet premises without obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form (mutatis mutandis) as the deed referred to in paragraph 3(17)(e)(ii) and if the Landlord so reasonably requires one or more guarantors reasonably acceptable to the Landlord shall join in such deed in favour of the Landlord guaranteeing the due performance of all the obligations and liabilities of the intended assignee the deed to be in substantially the same terms mutatis mutandis as clause 8 hereof


     (ix) In the case of an underlease of part of the Demised Premises the form of the underlease shall be first approved by the Landlord (such approval not to be unreasonably withheld or delayed) and such form shall not demise any part of the structure or common parts of the Building but shall contain provisions under which the undertenant is liable to pay a fair proportion of the costs of insuring repairing and redecoration of the structure and common parts and all other services relating to the Building which benefit such part of the Demised Premises directly or indirectly and not to differ from the terms of this Lease except insofar as reasonably necessary to make it applicable to such underletting of part


(f) Notwithstanding the foregoing provisions of this sub-clause the Tenant may without the consent of the Landlord share occupation of the whole or any part of the Demised Premises with a company that is a member of the same group as the Tenant within the meaning of Section 42 of the 1954 Act for so long only as such company remains a member of the group provided that (1) the relationship of Landlord and Tenant is not thereby created (2) that any such company shall vacate the Demised Premises forthwith upon vacation by the Tenant (3) written notice is given to the Landlord prior to such company taking occupation of the Demised Premises or any part thereof


(g) Within twenty-one days of every assignment or transfer (whether by deed will or otherwise) and every permitted underlease of the Demised Premises or any part thereof and every other disposition or transmission or devolution of the Demised Premises (including all Orders of Court Probates and Letters of Administration) notice thereof shall be given to the Landlord's Solicitors stating the date and short particulars thereof and the names and addresses of every party thereto and at the same time a certified copy of the deed document or instrument creating or evidencing the same shall be produced (properly stamped if required to be stamped) to the Landlord's Solicitors for registration (with an additional certified copy thereof for retention by the Landlord) and a reasonable solicitor's fee for such registration shall be paid by the Tenant


     (h) Within one month of the ascertainment of the yearly rent payable under any underlease or remoter lease of the Demised Premises or any part of it pursuant to the provisions in such deed for rent review to give notice in writing to the Landlord of the yearly rent so ascertained

(18) INFORMATION


     Immediately on receiving a request for the same from the Landlord or its agents (but not more than once a year) to give the following information to the Landlord in writing:-


     (a) full names and addresses of all persons in occupation of the Demised Premises or any part of it


     (b)    the precise part of the Demised Premises which such persons occupy


     (c) a true copy of the document or if none a written memorandum of the agreement and parties to it whereby each such person is or claims to be entitled to occupy any part of the Demised Premises


     (d) full names and addresses of all persons entitled or claiming to be entitled to an interest in the Demised Premises or any part of it (whether at law or in equity)


     (e) the precise part of the Demised Premises in which each such person is or claims to be entitled to an interest

     (f) a true copy of the document or if none a written memorandum of the agreement and parties to it whereby each such person is or claims to be entitled to an interest in the Demised Premises or any part of it

     (g) the name home address and home telephone number of at least two keyholders of the Demised Premises


(19) ACQUISITION OF RIGHTS ENCROACHMENTS ETC.


     (a) Neither the Tenant nor any underlessee shall effect authorise or permit any encroachment upon or acquisition of any right easement quasi-right quasi-easement or privilege adversely affecting the Demised Premises or any closing or obstruction of the access of light or air to any windows or openings of the Demised Premises nor shall the Tenant or any underlessee give any acknowledgment to any third party that the enjoyment of access of light or air thereto is with the consent of such third party nor give any consideration to any third party nor enter into any agreement with any third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light or air thereto


     (b) If any such encroachment or acquisition or closing or obstruction shall be threatened or attempted to give notice thereof to the Landlord as soon as the same comes to the knowledge of the Tenant and upon request by the Landlord to take immediate steps (in conjunction with the Landlord and other interested persons if the Landlord shall so require) at the joint cost of the Landlord and the Tenant to adopt all such lawful means and do all such lawful things as the Landlord may reasonably deem appropriate for preventing any such encroachment or acquisition


     (c) Not to stop up or obstruct any windows or light belonging to the Demised Premises or to any other building belonging to the Landlord nor permit any new window light opening doorway path drain or encroachment or easement to be made into against or upon the Demised Premises without the Landlord's consent and to give notice to the Landlord of any such encroachment which shall be made or attempted and which comes to the Tenant's notice and at the request of the Landlord to adopt such means and take such steps at the joint cost of the Landlord and the Tenant as may be reasonably required by the Landlord to prevent the same


(20) MATTERS AFFECTING THE DEMISED PREMISES


     (a) To observe and perform the agreements covenants and stipulations contained or referred to in the Third Schedule hereto insofar as the same are still subsisting and capable of being enforced against the Demised Premises or the owner Landlord tenant or occupier thereof and to keep the Landlord throughout the Term fully indemnified against all actions proceedings costs claims demands expenses and liability in any way relating thereto in so far as they relate to the Demised Premises


     (b) Not knowingly to do or permit or suffer any matter or thing which may hinder or prevent the Landlord or its agents from observing and performing all and singular the covenants conditions and agreements on its part contained in this Lease

(21) RUBBISH


     Not to allow rubbish of any description to accumulate on any part of the Demised Premises but to place all refuse or rubbish tidily in proper receptacles therefor provided by the Tenant on the refuse area shown coloured yellow on Plan A in accordance with the right in that behalf contained in Paragraph 4 of the First Schedule hereto and not to hang or place or to allow to be hung or placed any articles or other goods of any description outside the Demised Premises or the entrance door thereof whether on the forecourt or otherwise or from the windows of the Demised Premises nor expose outside or from the windows of the Demised Premises any clothes articles or other goods of any description


(22) LOADING


     Not to load or unload nor to permit or suffer to be loaded or unloaded any vehicle unless the vehicle shall be in the unloading area (if any) provided from time to time by the Landlord for that purpose and in accordance with the regulations (if any) made by the Landlord in this respect


(23) CARPETS AND DECORATION


     To clean repair replace and renew as often as the Landlord may reasonably consider necessary the fitted carpets within the Demised Premises and at the end or sooner determination of the term at the Tenant's own cost to deliver up the Demised Premises with new good quality carpets and the walls redecorated to a good standard

(24) APPOINTMENT OF NEW GUARANTOR


     Within fourteen days of the death during the Term of the Surety (if any) or if more than one any of them or of any surety hereunder or of any surety in any underlease or of any such person becoming bankrupt or having a bankruptcy petition presented against him or being a company passing a resolution to wind up or entering into liquidation or having an administrative receiver appointed or having an administration order made against it to give notice of this to the Landlord and if so required by the Landlord at the expense of the Tenant within twenty-eight days to procure some other person acceptable to the Landlord to execute a guarantee in respect of the Tenant's obligations contained in this Lease in the form set out in clause 8


(25) APPLICATION FOR RELEASE


     (a) The Tenant shall not unreasonably object to the release of the Landlord or a former landlord from the Landlord's covenants in this Lease to the extent (if any) as such covenants continue to bind the Landlord assigning the reversion or a former landlord (as appropriate) following an application made in accordance with
            Section 8 of the Landlord and Tenant (Covenants) Act 1995 ("the
            Act")


     (b) If following a written notice from the Tenant objecting to such release the Court makes a declaration that it is reasonable for the Landlord or a former landlord to be released from the Landlord's covenants in this Lease the Tenant shall indemnify the Landlord and any former Landlord in respect of any loss damage costs and expenses incurred or sustained as a result of the Tenant's objection


(26) REGULATIONS


     To observe and perform all regulations made by the Landlord in the interests of good estate management applicable to the Estate a copy of which in their form current at the date of this Lease has been given to the Tenant


4. LANDLORD'S COVENANTS


The Landlord HEREBY COVENANTS with the Tenant as follows:-


(1)   INSURANCE


      (a) To insure and (unless such insurance shall become void or payment of the insurance monies shall be refused in whole or in part by reason of any act omission neglect or default by or on the part of the Tenant or any underlessee or other person under the control of the Tenant or any underlessee) to keep insured or to procure such insurance (save as aforesaid) and to pay promptly all premiums for insuring and keeping insured the Demised Premises in the full reinstatement cost (whether or not with any other premises) against loss or damage by the Insured Risks together with insurance against architects' surveyors' and other professional advisers' fees at the usual scales current for the time being and the cost of demolition and site clearance consequent upon rebuilding or reinstatement and VAT in respect of all such costs and works and a minimum of 3 years loss of the rent first hereby reserved

      (b) Subject to Clause 5(5) hereof to claim all monies due and to apply all monies (except monies received in respect of loss of or damage to any other premises or the fixtures and fittings therein or liability to third parties or loss of rent) received by the Landlord under or by virtue of such insurance and any monies received from the Tenant pursuant to the Tenant's obligation contained in Clause 3(9)(a) hereof in rebuilding or reinstating the Demised Premises or such parts thereof as may have been damaged or destroyed as expeditiously as possible (subject always to the Landlord being able to obtain all necessary approvals consents licences permits and permissions from any superior lessor or other competent authority and all such materials and labour as may be required for such rebuilding and reinstatement) making good any deficiency in the insurance monies out of the Landlord's own resources unless such deficiency arises due to the act or neglect or default of the Tenant its servants agents licensees or undertenants PROVIDED THAT if any damage or destruction shall render the Demised Premises wholly or substantially unfit for occupation and if the Demised Premises shall not have been reinstated by the date 2 years nine months after the date of such damage or destruction either the Landlord or the Tenant may by giving to the other party three months prior notice in writing determine this demise provided that any such notice shall cease to have effect and the Term shall continue if the Demised Premises shall have been reinstated by the third anniversary of the date of damage or destruction and provided further that any such determination shall be without prejudice to any claim by the Landlord in respect of any antecedent breach of the Tenant's covenants and conditions herein contained and in the event of either the Landlord or the Tenant determining this Lease pursuant to this proviso neither the Tenant nor anyone claiming through or under the Tenant shall object to the payment to the Landlord or any superior lessor of any part of the moneys (including monies in respect of professional fees demolition site clearance shoring up and loss of rent) payable under any policy of insurance in respect of the Demised Premises or any part thereof


      (c)   (i)     To produce to the Tenant on request (such request not to be made more often than once in each calendar year) a copy of the insurance policy and the last premium renewal receipt or reasonable evidence of the terms of the policy and that the last premium has been paid; and


            (ii) To use its reasonable endeavors to procure that the interest of the Tenant is noted or endorsed on the said insurance policy or policies at all times


      (d) The Landlords obligation to insure under clause 4(1)(a) shall be limited to and subject to any excess exclusion or limitation or other terms and conditions imposed by insurers


      (e) The Landlord shall not be obliged to insure under clause 4(1)(a) if and to the extent that insurance is not regularly available in the London insurance market on reasonable commercial terms provided that it shall notify the Tenant forthwith


      (f) The Landlord may but shall not be obliged to insure against loss of rent and if the Landlord is itself an insurance company it may self-insure in which case it shall be deemed to be doing so at its usual rates and on its standard terms

(2)   QUIET POSSESSION


      That the Tenant paying the rents hereby reserved and all other monies payable by the Tenant under these Presents and observing and performing the several covenants and agreements on the Tenant's part and the conditions and stipulations herein contained shall and may peaceably hold and enjoy the Demised Premises during the Term according to these Presents without any lawful interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord


(3)   PROVISION OF SERVICES


      Subject to the payment of the rents hereby reserved the Landlord will provide the Estate Services save as prevented by Insured Risks or acts beyond its reasonable control provided that it shall use all reasonable endeavours to restore the Estate Services in question as soon as reasonably practicable


5. PROVISOS


PROVIDED ALWAYS AND IT IS HEREBY EXPRESSLY AGREED as follows: -


(1) Whenever the rent (whether formally or legally demanded or not) shall remain unpaid after becoming due and payable or any other monies which may become payable hereunder by the Tenant to the Landlord or any part thereof shall remain unpaid 7 days after becoming due and payable then the amount thereof or the balance for the time being unpaid shall (without prejudice to the Landlord's right of re-entry hereinafter contained or any other right or remedy of the Landlord) from the due date for payment thereof and until the same is duly paid bear and carry interest (as well after as before any judgment) at the rate of four per centum per annum above the base rate for the time being of National Westminster Bank PLC or (in the event of such rate ceasing to be published) at such equivalent rate as the Landlord shall notify to the Tenant for the whole period from the date upon which such sum ought to have been paid until the date of payment Provided that if any such rent or payment of other monies as aforesaid shall be declined by the Landlord so as not to waive any breach of covenant the same shall be payable with interest thereon at the rate aforesaid from the date the payment became due to the date upon which payment is accepted by the Landlord AND the Tenant accordingly HEREBY COVENANTS with the Landlord that in every such case the Tenant will pay such interest thereon to the Landlord in addition to the rents and other monies as aforesaid (as well after as before any judgment) at the aforesaid rate


(2) If the rents hereby reserved or any part thereof shall remain unpaid for fourteen days after becoming payable (whether formally demanded or not) or if the Tenant or the Surety being a company unregistered company or corporation shall be deemed to be unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 ("the 1986 Act") or shall make a voluntary arrangement as referred to in Part I of the 1986 Act or shall hake a petition for an administration order presented under
      Part II of the 1986 Act or shall go into liquidation as defined in
      Section 247(2) of the 1986 Act (other than a voluntary winding-up solely for the purpose of amalgamation or reconstruction while solvent) or shall have a receiver or manager (including an administrative receiver) appointed of all or any part of its assets or undertaking whether under
      Part III of the 1986 Act or otherwise or if a provisional liquidator is appointed under Section 135 of the

      1986 Act or if a proposal is made for a scheme of arrangement under
      Section 425 of the Companies Act 1985 or if the Tenant or the Surety or if more than one any of them being an individual an application is made for an interim order or a proposal is made for a voluntary arrangement under Part VIII of the 1986 Act or a Bankruptcy Petition is presented to the Court or his circumstances are such that a Bankruptcy Petition could be presented under Part IX of the 1986 Act or shall make any other assignment for the benefit of or enter into any other arrangement with his creditors or if the Tenant or the Surety or if more than one any of them shall suffer any distress or execution to be levied on its goods at the Demised Premises or if any covenant or condition on the part of the Tenant or the Surety herein contained shall not be performed or observed then and in any of the said events it shall be lawful for the Landlord at any time thereafter to re-enter upon the Demised Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action or remedy of the Landlord against the Tenant or the Surety in respect of any arrears of rent or any breach of covenant or condition or the Tenant or the Surety against the Landlord for breach of covenant

(3) If the Demised Premises or any material part thereof shall at any time or times be destroyed or damaged by any of the Insured Risks so as to be unfit for occupation and use then and in every such case (save as provided in Clause 4(1)(a) hereof) the principal rent and the Service Rent hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained (as agreed between the Landlord and the Tenant in writing within one month of such destruction or damage) shall be suspended and cease to be payable until the Demised Premises have been rebuilt or reinstated and made fit for occupation and use or until the expiration of 3 years from the date of the damage or destruction if earlier and failing such agreement or in case any dispute shall arise as to the amount of such suspension and or such period the same shall be determined by an independent Surveyor who shall act as an arbitrator in accordance with the Arbitration Act 1996


(4) Notwithstanding the acceptance of or demand for rent or other monies payable under this Lease and these Presents by or on behalf of the Landlord with knowledge of a breach of any of the covenants on the part of the Tenant in this Lease the Landlord's right to forfeit this Lease on the ground of such breach shall remain in force and the Tenant shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as a defence


(5) In any rebuilding or reinstatement of the Demised Premises following damage or destruction by any of the Insured Risks the Landlord shall not be obliged to lay out insurance moneys in rebuilding or reinstatement in accordance with the previous sections elevations and specifications of the Demised Premises but it shall be sufficient if they are restored so as to provide the Tenant with premises reasonably equivalent to the Demised Premises and thereafter all the covenants and conditions of this deed shall apply to such accommodation mutatis mutandis as they applied to the Demised Premises


(6) Nothing contained in or implied by this Lease shall give the Tenant the benefit of or the right to enforce or to prevent the release or modification of any covenant agreement or condition entered into by any lessee of the Landlord in respect of any property not comprised in this Lease


(7) If any dispute arises between the Tenant and the Landlord's tenants or occupiers of any adjoining or neighboring land or premises as to any easement right or privilege in connection with the use of the Demised Premises and the adjoining or neighboring land or premises or as to the party or other walls separating the Demised Premises from the adjoining or neighboring land or premises or as to the amount of any contribution towards the expenses or services used in common with any other property it shall be decided by the Landlord's surveyor or in such manner as the Landlord's surveyor shall direct


(8) The operation of Section 62 of the Law of Property Act 1925 shall be excluded from this Lease and the only rights granted to the Tenant are those expressly set out in this Lease and the Tenant shall not by virtue of this Lease be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled by any means whatsoever to any easement from or over or affecting any other land or premises now or at any time hereafter belonging to the Landlord and not comprised in this Lease.


(9) The Landlord shall not be responsible to the Tenant or to anyone at the Demised Premises expressly or by implication with the Tenant's authority for any accident happening or injury suffered or for any damage to or loss of any chattel sustained in the Demised Premises


(10) This Lease embodies the entire understanding of the parties relating to the Demised Premises or to any of the matters dealt with by any of the provisions of this Lease


(11) The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is expressly set out in this Lease or in written replies from the Landlord's solicitors to enquiries raised by the Tenant's solicitors


(12) Whilst the Landlord is a limited company or other corporation all licences consents approvals and notices required or permitted to be given by the Landlord shall be sufficiently given if given under the hand of a director or the secretary or other duly authorised officer of the Landlord or by the surveyor on behalf of the Landlord


(13) If after the Tenant has vacated the Demised Premises on the expiry of the Term any property of the Tenant remains in or on the Demised Premises and the Tenant fails to remove it within twenty one days after being requested in writing by the Landlord so to do or after using its best endeavours the Landlord is unable to make such a request to the Tenant within fourteen days of first attempting so to do:-


      (a) the Landlord may as the agent of the Tenant sell such property provided that the Tenant will indemnify the Landlord against any liability incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant


      (b) if the Landlord having made reasonable efforts is unable to locate the Tenant the Landlord shall be entitled to retain the said proceeds of sale absolutely unless the Tenant shall claim the same within six months of the date upon which the Tenant vacated the Demised Premises and

      (c) the Tenant shall indemnify the Landlord against any damage occasioned to the Demised Premises or any adjoining or neighboring land or premises and any action claims proceedings costs expenses and demands made against the Landlord caused by or related to the presence of the Tenant's property in or on the Demised Premises


(14) Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Demised Premises any compensation under the 1954 Act


(15) The Landlord shall not in any event be liable to the Tenant in respect of any failure of the Landlord to perform any of its obligations to the Tenant hereunder in respect of the Estate Services (other than insurance) whether expressed or implied unless and until the Tenant has notified the Landlord of the facts giving rise to the failure and the Landlord has failed within a reasonable length of time to remedy the same and then in such case the Landlord shall be liable to compensate the Tenant only for loss or damage sustained by the Tenant after such reasonable time has lapsed


(16) This Lease is granted without prejudice to the provisions of any previous lease under which the Tenant has hitherto held the Demised Premises or any part thereof or to the provisions of any licence for alterations or works granted pursuant thereto which last mentioned provisions shall (so far as remaining to be performed and observed) be read and construed as if contained in a licence supplemental to this Lease and as if any reference to the term granted by such Lease were a reference to the Term granted by this

      Lease


(17)  The parties to this Lease hereby agree and declare that:


      (a)   this is a new lease for the purposes of the Act


      (b) any provisions in this Lease which are void pursuant to Section 25 of the Act shall be severed from all remaining provisions and such remaining provisions shall be preserved


      (c) to the extent that any provision in this Lease extends beyond the limitations set by the said Section 25 of the Act but if it did not so extend it would remain unaffected by the said Section 25 the provisions shall be deemed to be varied so as not to extend beyond the said limitations


(18) In the event of the Landlord (at the request of the Tenant) granting any concession as a result of which the Tenant is entitled to defer the payment of any monies due then for all purposes in connection with this Lease (and in particular in relation to Section 17 of the Act such monies shall be deemed to fall due on the subsequent date agreed between the Landlord and Tenant pursuant to the concession in lieu of the earlier date


6. RENT REVIEW


(1) With effect from each Review Date the rent first hereinbefore reserved shall be the amount payable (but for any abatement of rent) immediately prior to that Review Date or (if greater) the Market Rent as agreed or determined pursuant to this Clause 6

(2) The expression "the Market Rent" means the annual rack rent exclusive of all outgoings which might reasonably be obtained in the open market without the payment of a premium or a fine by a willing landlord from a willing tenant for a lease of the whole of the Demised Premises with vacant possession and fully fitted out and ready for occupation at the commencement of the term for a term equal to the residue of the Term remaining on the relevant Review Date or 5 years (whichever is the longer period) (but commencing on the Review Date) upon the following assumptions that:-


      (A) all the provisions of this Lease on the part of the Tenant have been duly observed and performed and on the assumption that the user permitted by this Lease of all parts of the Demised Premises complies with the Planning Acts


      (B) on the relevant Review Date no damage to or destruction of the Demised Premises or its services nor any damage to or destruction of any part of the Demised Premises or with anything else in respect of which the Tenant enjoys rights has occurred


      (C) the Demised Premises are fit for immediate occupation and use and that no work has been carried out on the Demised Premises by the Tenant or its underlessees or their predecessors in title which has diminished the rental value of the Demised Premises


      (D) the Demised Premises may be used for all purposes falling within the same Use Class or Use Classes under the Town and Country Planning (Use Classes) Order 1987 (to which Clause 1(2)(iii) hereof shall not apply) as the use permitted by these Presents and that all other licences consents and permissions required to implement such use have been obtained


      (E) there has been a reasonable period in which to negotiate the terms of the letting taking into account the nature of the Demised Premises and the state of the market


      (F) that the Demised Premises have been carpeted and decorated at the cost of the Landlord to a high standard there being disregarded (if otherwise applicable) any effect on rental value by reason of:-


      (i) the fact that the Tenant its underlessees or their respective predecessors in title have been in occupation of the Demised Premises and


      (ii) any goodwill attached to the Demised Premises by reason of the carrying-on thereat of the business of the Tenant or its underlessees or their predecessors in title in their respective businesses and


      (iii) all improvements authorised by the Landlord or made by the Tenant or its underlessees or their respective predecessors in title in accordance with the terms of this Lease otherwise than at the cost of or in pursuance of an obligation to the Landlord contained herein or one imposed by the terms of this Lease and any such works undertaken either (a) by the Tenant its underlessees or their respective predecessors in title during any period of occupation prior to the grant of this Lease or any previous lease arising out of an agreement to grant such term or (b) by any lessee or underlessee of the Demised Premises before the commencement of the Term hereby granted so long as the Landlord or its predecessor in title has not had vacant possession of the relevant part of the Demised Premises since the improvement was carried out


      (iv) (so far as may be permitted by law) all restrictions whatsoever relating to rent or its recoverability and all provisions relating to any method of determination of rent contained in any enactment and such lease shall in all other respects contain the same terms and conditions mutatis mutandis (except as to the amount of rent but including similar provisions for review thereof as are contained in this Clause 6) as this present Lease


(3) The Market Rent shall be determined by agreement between the Landlord and the Tenant but if by the date which is three months before the relevant Review Date they shall not have agreed the same the Market Rent shall be determined by an independent chartered surveyor of recognised standing being a member of a leading firm of surveyors having been in practice continuously for at least ten years in England immediately prior to the relevant Review Date and having substantial recent experience in valuing premises of a kind and character similar to the Demised Premises to be agreed upon in writing by the Landlord and the Tenant or in default of such agreement by the date which is one month before the relevant Review Date to be nominated by the President or other officer duly authorised for that purpose of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant such surveyor to act as an arbitrator in accordance with the Arbitration Act 1996 and the costs of such determination shall be in the award of such surveyor (the Surveyor)


(4) If the Surveyor shall fail to determine the Market Rent in the manner hereinbefore provided within four months of his appointment or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder within the said period of four months then the Landlord and the Tenant may agree upon or either of them may apply to the said President or other officer for a substitute to be appointed in his place which procedure may be repeated as many times as necessary


(5) In the event of the Landlord and the Tenant not having reached agreement or the Surveyor's award not having been published or the Surveyor or the Landlord or the Tenant making application to the Court whether before or after such publication and such application not having been finally determined by the relevant Review Date for any reason whatever then in respect of the period of time ("the interval") between the relevant Review Date and ending on the date on which agreement is reached or such award is published or such application is finally determined the Tenant shall pay to the Landlord in the manner provided in this Lease the rent payable immediately prior to the relevant Review Date ("the Current Rent") PROVIDED THAT at the expiration of the interval there shall be due as a debt payable by the Tenant to the Landlord on demand the amount by which the Market Rent agreed upon by the Landlord and the Tenant or determined by the said surveyor or the Court as the case may be exceeds the Current Rent together with interest on such amount at two per cent over the base rate of National Westminster Bank Plc or (in the event of such rate ceasing to be published) at such comparable rate as the Landlord shall notify to the Tenant but in respect of both the said excess and the said interest on it duly apportioned on a daily basis in respect of the interval


(6) If at any time the Tenant shall be obliged legally or otherwise to comply with any enactment (which expression shall include any Act of Parliament now or hereafter in force and any instrument regulation or order made thereunder or deriving validity therefrom) dealing with the control of rent and which shall restrict or modify the Landlord's right to increase the rent in accordance with the foregoing provisions of this Clause or which shall restrict the right of the Landlord to demand or accept payment of the full amount of the yearly rent for the time being payable hereunder then the Landlord shall on each occasion that any such enactment is removed relaxed or modified be entitled on giving not less that one month's notice in writing to the Tenant expiring after the date of such removal relaxation or modification to introduce a rent review date which shall be the date of expiration of such notice and from and after such review date until the next Review Date the yearly rent then payable hereunder shall be such as shall be agreed or determined in accordance (mutatis mutandis) with the foregoing provisions of this Clause 6 Provided that and for the avoidance of doubt it is hereby declared that notwithstanding the date of a review as hereinbefore provided the Market Rent under this present provision shall be calculated as at the Review Date immediately preceding the date of the Landlord's notice


(7) The revised rent agreed or determined pursuant to this Clause 6 shall be endorsed by way of memorandum on this Lease and on the counterpart thereof and signed by or on behalf of the Landlord and the Tenant


(8)   In this clause time shall not be of the essence

7. SERVICE OF NOTICES AND JURISDICTION


(1) THESE Presents shall incorporate the provisions as to notices contained in Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 except that Section 196 shall be deemed to be amended as follows:-


      (a) the final words of Section 196(4) "and that service... be delivered" shall be deleted and there shall be substituted "...and that service shall be deemed to be made on the third working day after the registered letter has been posted "working day" meaning any day from Monday to Friday (inclusive) other than Christmas Day, Good Friday and any statutory bank holiday"


      (b) any notice or document shall also be sufficiently served on a party if served on solicitors who have acted for that party in relation to this Lease or the Demised Premises at any time within the year preceding the service of the notice or document or who have been appointed by Clause 7(2)(c) or (d) below


      (c) any notice or document shall also be sufficiently served if sent by telex or fax to the party to be served (or its Solicitors where paragraph (b) applies) and service in such case shall be deemed to be made on the day of transmission if transmitted before 4 pm on a working day but otherwise on the next following working day


(2)   (a)   The Landlord Tenant and the Surety respectively acknowledge and declare that this Lease and the rights and obligations of the Landlord Tenant and the Surety hereunder are governed by English law

      (b) The Landlord Tenant and the Surety irrevocably and unconditionally agree that any proceedings in relation to this Lease may and shall be brought in the English Courts and submit to the jurisdiction of the English Courts in respect of any such proceedings


8. GUARANTEE PROVISION


(1) The Surety (if any) covenants with the Landlord as primary obligor and not merely by way of guarantee (for the benefit of the Landlord and of the person in whom from time to time the reversion immediately expectant upon the determination of the Term is vested without the need for any express assignment) that

      (a) during such period as the Tenant is bound by the Lease covenants (including any period in respect of which the Tenant is liable to perform the Lease covenants pursuant to any authorised guarantee agreement entered into by the Tenant) the Tenant shall punctually pay the rents hereby reserved and perform the covenants and other provisions of the Lease and in case of default the Surety will pay the rents hereby reserved and perform the covenants and provisions in respect of which the Tenant is in default and make good to the Landlord on demand and indemnify the Landlord against all losses damages costs and expenses thereby arising or incurred by the Landlord


      (b) the liability of the Surety under Clause 8(1)(a) hereof shall not be affected in any way by:

            (i) any neglect or forbearance of the Landlord in enforcing payment of the rents hereby reserved or observance or performance of the covenants and provisions of the Lease


            (ii)    any time or indulgence given to the Tenant by the Landlord


            (iii) any refusal by the Landlord to accept rent from the Tenant following a breach of covenant by the Tenant


            (iv) any agreement with the Tenant any licence or consent granted to the Tenant or any variation in the terms of the Lease


            (v) the death of the Tenant (if an individual) or the dissolution of the Tenant (if a company)


            (vi) a surrender of part of the Demised Premises except that the Surety will have no liability in relation to the surrendered part in respect of any period following the date of surrender


            (vii) any other act matter or thing apart from the express release in writing of the Surety


      (c) if during the Term the Tenant (being a company) enters into liquidation or (being an individual) becomes bankrupt and the liquidator or the trustee in bankruptcy disclaims the Lease or if during the Term the Tenant (being a company) is dissolved or ceases to exist or is struck off the Register of Companies the Surety shall upon written notice from the Landlord given within four months after the date of disclaimer or dissolution or ceasing to exist accept a new lease of the Demised Premises for a term equal to the residue then remaining unexpired of the term hereby demised at the rents then being paid under this Lease and otherwise subject to the same covenants and provisions as in this Lease (without however requiring any other person to act as surety) such new lease to take effect from the date of disclaimer or dissolution or ceasing to exist and to be granted at the cost of the Surety who shall execute and deliver to the Landlord a counterpart of it


      (d) if this Lease is disclaimed or the Tenant (being a company) is dissolved or ceases to exist and for any reason the Landlord does not require the Surety to accept a new lease pursuant to Clause 8(1)(c) hereof the Surety shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Demised Premises and the rents (if higher) which would have been payable had the Lease not been disclaimed or the dissolution or ceasing to exist not occurred for the period commencing with the date of disclaimer or dissolution or ceasing to exist and ending upon the date nine months after the date of disclaimer or dissolution or ceasing to exist or (if earlier) the date upon which the Demised Premises are re-let


      (e) for the purposes of this clause references to the Tenant are to the Tenant in relation to whom the Surety's guarantee is given but not to a lawful assignee of that Tenant



9.    SERVICE CHARGE


(1) The Landlord shall as soon as convenient after each Account Date prepare an account showing the Estate Service Expenditure for the Service Period ended on that Account Date and containing a fair summary of the expenditure referred to but giving credit for any sums payable to the Landlord from any owner or occupier of adjoining land towards the cost of provision of Estate Services and upon the account being certified by the Landlord's managing agents it shall be conclusive evidence for the purposes of this Lease of all matters of fact referred to except in case of manifest error


(2) The Tenant shall pay the Landlord on account of Service Rent the Provisional Sum in relation to each Service Period the first payment (being a proportionate sum in respect of the period commencing on the Possession Date and ending immediately before the quarter day next after the date hereof) to be made on the date hereof and the subsequent payments to be made by equal installments in advance on the usual quarter days

(3)   If the Service Rent for any Service Period:-


      (a) exceeds the Provisional Sum for that Service Period the excess shall be due to the Landlord on demand; or


      (b) is less than the Provisional Sum for that Service Period the overpayment shall be credited to the Tenant against subsequent payments on account of Service Rent until the overpayment is balanced or following the expiry of the Term shall be repaid to the Tenant


(4) In respect of the Service Rent the relevant proportion applicable to the Demised Premises shall be calculated primarily on a comparison at any relevant time of

      (a) the net internal floor area as defined in the Code of Measuring Practice 4th edition RICS\ISVA 1993 of the buildings on the Demised Premises and


      (b) the aggregate net internal floor area of the buildings on the Estate or such other method of calculation as the Landlord shall adopt and notify to the Tenant in writing provided that if the Tenant objects to such alternative method of calculation the matter shall be referred to an independent expert jointly appointed by the Landlord and the Tenant or failing agreement as to his appointment by the President or next available officer of the Royal Institution of Chartered Surveyors and if it shall appear that for whatever reason such expert shall be unable or unwilling to give his decision within one month of his appointment then either the Landlord or the Tenant may apply to the said President for another expert to be appointed in his place and this procedure shall be repeated as many times as shall be required and the costs of the expert and of his appointment shall form part of the Service Expenditure


(5) The Tenant is entitled to inspect the service charge records and vouchers and take copies thereof at its cost once a year after the service charge accounts have been certified within one month of the Tenant receiving such certified accounts


10.  AGREEMENT FOR LEASE


      It is hereby certified that there is no Agreement for Lease to which this Lease gives effect

IN WITNESS whereof the Landlord and the Tenant have executed this Deed the day and year first before written



                                  THE FIRST SCHEDULE

                                    RIGHTS GRANTED


1. The right for the Tenant and its underlessees and occupiers for the time being of the Demised Premises and their respective servants agents and visitors in common with the Landlord and all others authorised by the Landlord and all other persons so entitled to the free and uninterrupted passage of water soil electricity gas telephone and other services and supplies to and from the Demised Premises through the Conducting Media in on or under the Estate and serving the Demised Premises


2. The right of way with or without vehicles at all times and for all proper purposes in connection with the Tenant's use and enjoyment of the Demised Premises over the estate roadway shown coloured brown on the Plan


3. The right of entry upon not less than 48 hours prior written notice (save in case of emergency) onto the adjoining or neighboring land or premises forming part of the Estate with or without contractors plant materials and equipment to carry out works repairs and alterations to the Demised Premises or the Conducting Media exclusively serving the same insofar as such works cannot be conveniently carried out without such entry the Tenant or the person exercising such rights making good all damage caused and causing as little inconvenience and disturbance as possible


4.    The right to place a paladin on the refuse area shown coloured yellow on

      Plan A subject to the Tenant complying with clause 3(21) hereof and the Regulations relating thereto


                                 THE SECOND SCHEDULE

                    EXCEPTIONS AND RESERVATIONS OUT OF THE DEMISE


The following rights and easements are excepted and reserved out of the Demised Premises unto the Landlord and the owners and occupiers of the Estate and any adjoining or neighboring land or premises and all other persons authorised by the Landlord or having the like rights and easements


1. The free and uninterrupted passage of water soil electricity gas telephone and other services and supplies to and from the Estate and/or the adjoining or neighboring land or premises through the Conducting Media serving the Demised Premises and the Estate and/or such adjoining or neighboring land or premises now laid or during the Term to be laid in on under or passing through the Demised Premises


2. The right for the Landlord and all authorised persons at all reasonable times upon 48 hours prior notice (except in the case of emergency) to enter into and upon the Demised Premises with or without servants contractors agents plant and equipment for the purposes of assessing the state and condition thereof and/or for the purpose of:


      (a)   surveying measuring or valuing the Demised Premises


      (b) reading electricity water and other check meters installed within the Demised Premises

      (c) for the preparation of a schedule of fixtures and fittings in or on the Demised Premises


      (d) maintaining renewing cleaning repairing or rebuilding any adjoining or neighbouring land or premises in so far as such works cannot be conveniently carried out without entering upon the Demised Premises


      (e) remedying any breach of covenant by the Tenant after failure by the Tenant to do so in accordance with the provisions of this Lease


      (f) obtaining access to and egress from the electricity substation shown coloured purple on Plan B the Landlord or all persons exercising such rights making good all physical damage thereby occasioned to the Demised Premises without liability to pay any compensation to the Tenant


3. The right to build rebuild or execute any other works or alterations or consent to any person building rebuilding or executing any other works or alterations upon any adjoining or neighbouring land or premises notwithstanding that the access of light or air to the Demised Premises may be thereby restricted or interfered with including the right to erect or construct any buildings on any adjoining or neighboring land or premises the person or persons exercising such right making good all physical damage thereby occasioned in such manner as the Landlord or the person or persons exercising such right may think fit without any compensation or damages being payable to the Tenant and without the Tenant being entitled to make any claim or commence any proceedings in respect thereof

4. All rights of light air and other easements and rights (but without prejudice to those expressly hereinbefore granted to the Tenant) now or hereafter belonging to or enjoyed by the Demised Premises from or over any adjoining or neighboring land or premises


5. The right of support shelter and protection and all other easements and rights now or hereafter belonging to or enjoyed by all adjoining or neighboring land or premises (if any)


6. The right at any time after giving not less than forty-eight hours' notice (except in emergency) to enter and remain upon the Demised Premises for the purpose of complying with the Landlord's covenants herein contained and for the purpose of constructing repairing maintaining altering cleansing examining or testing the Conducting Media serving any adjoining or neighbouring land or premises the Landlord or the person or persons exercising such right making good any physical damage thereby caused to the Demised Premises but without liability to pay any compensation to the Tenant


                                  THE THIRD SCHEDULE

                                     ENCUMBRANCES

1. All matters contained or referred to in the Property and Charges Registers of Title Numbers BM230909 and BM230905 as at the date hereof other than financial charges


2. The covenants agreements stipulations rights exceptions and reservations in a Deed of Exchange dated the 24th day of July 1997 made between the Landlord (1) and Vishay Components (UK) Limited (2)




SIGNED as a Deed by COMLAND             )
INDUSTRIAL AND COMMERCIAL               )
PROPERTIES LIMITED)                     )
acting by [a Director and its           )
Secretary] [two Directors]              )


                             DIRECTOR: A. J. Ilsley


                             DIRECTOR/SECRETARY: R. Werth

                               DATED: 12th August 1998






                           COMLAND INDUSTRIAL AND COMMERCIAL
                                  PROPERTIES LIMITED          (1)




                                         to




                                INSIGNIA SOLUTIONS PLC        (2)










                                       LEASE OF

                             SATURN HOUSE MERCURY CENTRE
                              WYCOMBE LANE WOOBURN GREEN
                             HIGH WYCOMBE BUCKINGHAMSHIRE













                                                       [MANCHES LOGO]
                                 Manches & Co 3 Worcester Street Oxford OX1 2PZ

Index to Clauses                   Clause             Page
----------------                   ------             ----

1-   INTERPRETATION                                      1

2-   THE DEMISE                                         10

3-   TENANT'S COVENANTS                                 12

     Main Covenants
     Alienation               3(17)                     29
     Alterations              3(11)                     25
     Rent                     3(1)                      12
     Repair                   3(3)                      14
     User                     3(10)                     24

4-   LANDLORD'S COVENANTS                               43

5-   PROVISOS                                           46

6-   RENT REVIEW                                        53

7-   SERVICE OF NOTICE                                  59

8-   GUARANTEE PROVISION                                60

9-   SERVICE CHARGE                                     63

THE FIRST SCHEDULE        - Rights granted to Tenant    65

THE SECOND SCHEDULE       - Exceptions and Reservations 66

THE THIRD SCHEDULE        - Encumbrances                68

 THIS LEASE is made the 12th day of August One thousand nine hundred and ninety eight


 BETWEEN


(1) COMLAND INDUSTRIAL AND COMMERCIAL PROPERTIES LIMITED (Company Registration Number 2126351) whose registered office is at Riverside House Riverside Holtspur Lane Wooburn Green High Wycombe Buckinghamshire HP10 0TJ ("the Landlord")

(2) INSIGNIA SOLUTIONS Plc (Company Registration Number 01961960) whose registered office is at Buckingham Court London Road High Wycombe Buckinghamshire HP11 1JU ("the Tenant")


     WITNESSETH as follows:-


1. INTERPRETATION


(1) In these Presents where the context so admits the following expressions shall have the following meanings:-


     (i)     "the 1954 Act" means The Landlord and Tenant Act 1954


     (ii) "Account Date" means 31st December in every year of the Term or such other date as the Landlord may from time to time nominate


     (iii) "adjoining or neighboring land or premises" includes any adjoining or neighboring land or premises whether or not belonging to the Landlord


     (iv)    "Building" means any building from time to time on the Demised

                                      [MAP]

                                      [MAP]

             Premises


     (v) "Business Day" means a day (other than a Saturday or a Sunday) on which banks are generally open in London for normal business


     (vi) "Clearing Bank" means a bank which is a member of CHAPS and Town Clearing Company Limited


     (vii)   "company" means a body corporate wheresoever incorporated


     (viii) "Conducting Media" means tanks pipes cables wires lights and light-fittings meters radiators drains sewers gutters and other things (whether or not of a like nature) for the supply of electricity telephone gas water soil and other services and supplies


     (ix) the Demised Premises" means ALL THAT property known as Saturn House The Mercury Centre Wycombe Lane Wooburn Green High Wycombe Buckinghamshire forming part of the Estate and shown for the purposes of identification only edged red on Plan A and each and every part thereof including without prejudice to the foregoing the Building and all entrances entrance-halls plant rooms heating apparatus and other apparatus stairs and passageways and the accessways yards open areas and the Conducting Media within or exclusively serving the Demised Premises together with the Landlord's fixtures and fittings from time to time therein and each and every part thereof together with all alterations additions and improvements to the Demised Premises


     (x) "Estate" means the Landlord's estate of which the Demised Premises form part known as The Mercury Centre Wycombe Lane Wooburn Green High Wycombe Buckinghamshire shown verged blue on Plan B together with such additional land or excluding such land of lesser area (but including the Demised Premises and the land over which it enjoys rights granted by this Lease) as the Landlord may from time to time specify and together with all buildings fixtures or structures whatsoever from time to time thereon


     (xi) "Estate Services" means the provision and carrying out by or on behalf of the Landlord of such services as in the opinion of the Landlord are:-


             (a) necessary for the maintenance repair upkeep renewal insurance security management cleanliness renewal and replacement of items of plant equipment Conducting Media landscaping roadways pavements forecourt car parks and/or common areas and common facilities forming part of the Estate and forming part of the land shown hatched black on Plan B; or


             (b)  for the benefit of tenants of the Estate; or


             (c) otherwise in keeping with the principles of good estate management of the Estate and the Landlord may from time to time withhold add to or extend and vary or make any alteration in the nature of matters previously performed as Estate Services if the Landlord considers it necessary or in the interests of good estate management


     (xii)   "Estate Service Expenditure" means all expenditure incurred by the

          Landlord or which the Landlord reasonably anticipates is likely to be incurred during the Term in providing all or any of the Estate Services including (without prejudice to the generality of the foregoing):-


     (a) the cost of repairing resurfacing cleaning lighting maintaining renewing replacing and improving the estate roads serving the Estate and the forecourt car parking areas loading bays landscaped areas boundary walls fences hedges gates entrances and signs now or at any time during the Term constructed on the Estate including any drains sewers pipes cables gutters inspection chambers or any other services or fittings relating thereto over in or under the Estate


     (b) the cost of retaining and providing the services of all staff necessary for the efficient maintenance and management of the Estate


     (c) the cost of maintaining proper security in respect of the Estate both during and outside normal working hours and at weekends


     (d) the cost of the maintenance replacement renewal and improvement of the drainage and sewerage system serving the Estate


     (e) the cost of and incidental to compliance by the Landlord with every notice regulation or order of any competent local or other authority in relation to the Estate or its appurtenances


     (f) (i) all reasonable fees charges expenses and commissions properly incurred in the administration and management of the Estate or payable to any solicitor accountant surveyor valuer agent or architect or any of them whom the Landlord may from time to time employ in connection with the management or maintenance of the Estate including the cost of preparing or causing to be prepared statements of the said costs charges and expenses and auditing the same

          (ii) a charge equivalent to ten per centum of the aggregate costs expenses and outgoings referred to in this clause 1(1)(xiii) (but excluding this sub-paragraph (f)(ii)) such sum to be in respect of the general administration and supervision costs of the Landlord relating to or in connection with the matters specified or referred to in this Clause 1(1)(xiii) or any of them PROVIDED that any sums payable to a managing agent under the immediately preceding sub-paragraph (f)(i) in respect of the management or supervision of the Estate and which shall be included in the calculation of the said aggregate costs expenses and outgoings shall be deducted from the charge included by virtue of this sub-paragraph


     (g) the costs of effecting and maintaining in force an insurance policy or policies against any and every liability of the Landlord for injury to or death of any person (including every agent servant and workman of the Landlord) and damage to or destruction of the property by any such person arising out of the maintenance of the Estate


     (h) the cost of carrying out all other work or providing services of any kind whatsoever which the Landlord may from time to time reasonably consider necessary or desirable for the purpose of maintaining or improving the Estate in the interests of the tenants thereof


     (i) such sums as the Landlord shall in its discretion think fit as being a reasonable provision for expenditure likely to be incurred during the Term in connection with the matters mentioned in this and the preceding paragraphs but excluding any expenditure on any part of the Estate for which any other tenant shall be directly responsible and/or which shall be attributable (whether directly or indirectly) to the construction by the Landlord of Phase 2 of the Estate on that part of the Estate shown coloured orange on Plan B but giving credit for any sums payable to the Landlord from any owner or occupier of adjoining land towards the cost of provision of Estate Services

     (xiii) "the Initial Rent" is One Hundred and Twenty One Thousand Pounds (L121,000) per annum


     (xiv) "the Insured Risks" means the risks covered from time to time by the insurance policy effected by the Landlord pursuant to its covenant herein contained including a minimum of three years loss of rent and risks in respect of fire lightning explosion storm tempest flood aircraft and articles dropped therefrom impact storm riot and civil commotion burst pipes and tanks and damage to or failure of the boilers lifts lift apparatus plant rooms heating and air conditioning apparatus and other apparatus plant and machinery in the Demised Premises subsidence heave landslip and such other risks or perils (if any) as the Landlord may from time to time deem prudent to insure


     (xv) "the Landlord" includes the person or persons for the time being entitled to the reversion immediately expectant on the Term


     (xvi) "Plan A" and "Plan B" means the plan or plans so marked annexed hereto


     (xvii) "the Planning Acts" means and includes the Town & Country Planning Acts 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 the Environmental Protection Act 1990 the Planning and Compensation Act 1991 and the Environment Act 1995


     (xviii) "Possession Date" means whichever is the earliest of the date hereof or the date upon which the Tenant takes possession of the Demised Premises or has access to the Demised Premises for the purposes of commencing its fitting out works


     (xix) "these Presents" means this Lease and the Schedules hereto and any licences granted pursuant hereto and any deed of variation hereof and any deed or other instrument made supplemental hereto


     (xx) "Provisional Sum" in relation to each Service Period means an amount calculated by the Landlord's managing agents acting as experts and not arbitrators as their reasonable and proper estimate of the likely Service Rent for the relevant Service Period


     (xxi)   "the Rent Commencement Date" means the 12th day of August 1998


     (xxii) "Review Date" means the 12th day of August 2003 and the 12th day of August 2008


     (xxiii) "Service Period" means the period:-


             (a) from the Possession Date to (and including) the first Account Date; and thereafter


             (b) between two consecutive Account Dates (excluding the first and including the second); and thereafter


             (c) commencing immediately after the last Account Date of the Term and ending on the expiration or sooner determination of the Term

     (xxiv) "Service Rent" is the relevant proportion applicable to the Demised Premises from time to time of the Estate Service Expenditure for any relevant Service Period


     (xxv) "the Tenant" includes the successors in title and assigns of the Tenant(s)


     (xxvi) "the Term" means a term of 15 years commencing on the 12th day of August 1998 together with any holding over continuation or extension thereof whether by agreement operation of law or otherwise


     (xxvii) "underlease" means any lease granted or agreed to be granted
             (whether immediately or not) out of the Term and "underlessee" means the lessee for the time being thereunder and "underletting" means the grant of any underlease


(2) AND in these Presents unless there is something in the context inconsistent therewith:-


     (i) words importing the masculine gender shall include every gender and vice versa and words importing the singular shall include the plural and vice versa and words importing persons and all references to persons shall include companies corporations and firms and vice versa and references to a natural person include his estate and personal representatives


     (ii) if at any time two or more persons are included in the expression "the Landlord ("the Tenant" or "the Surety" then covenants herein contained or implied by or on the part of such persons shall be deemed to be and shall be construed as covenants entered into by and binding on such persons jointly and severally


     (iii) any reference to any enactment (whether generally or specifically) shall be construed as a reference to that enactment as amended extended re-enacted or applied or consolidated by or under any other enactment and shall include all instruments orders plans regulations permissions and directions made or issued thereunder or deriving validity therefrom


     (iv) the clause and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer


     (v) references in this Lease to a clause Schedule or paragraph are references where the context so admits to a clause Schedule or paragraph of this Lease and references to a paragraph of a Schedule are (unless the context otherwise requires) references to a paragraph of that Schedule in this Lease


     (vi) any covenant by the Tenant or any underlessee not to do any act or thing shall include a covenant not to permit or suffer the doing of that act or thing


     (vii) the perpetuity period applicable to this Lease shall be eighty years from the date hereof and wherever in this Lease either party is granted a future interest in property there shall be deemed to be included in respect of every such grant a provision requiring that future interest to vest within the stated period and for it to be void for remoteness if it shall not have so vested


     (viii)  Clause headings shall not affect the construction of this Lease


2. THE DEMISE


     The Landlord HEREBY DEMISES unto the Tenant the Demised Premises
     TOGETHER with the particular rights in the First Schedule hereto so far as the Landlord has power to grant the same BUT EXCEPT AND RESERVING
     AND SUBJECT to the particular rights and matters in the Second Schedule hereto AND SUBJECT ALSO to and with the benefit of the matters referred to in the Third Schedule hereto and to such other rights easements quasi-easements and privileges as are enjoyed by any adjoining or neighboring land or premises in any manner affecting the Demised
     Premises TO HOLD the Demised Premises unto the Tenant (together with but except and reserved and subject as aforesaid) for the Term YIELDING AND PAYING therefor unto the Landlord during the Term and so in proportion for any less time than a year without any deductions therefrom whatsoever the following rents namely:-


     (a) First from the Rent Commencement Date and during the remainder of the Term the Initial Rent or such higher yearly rent as may become payable pursuant to review under Clause 6 hereof such yearly rent to be payable by equal quarterly payments in advance on the usual quarter days in each year of which the first payment (being the due proportion for the period commencing on the Rent Commencement Date and ending on the day preceding the usual quarter day thereafter) to be paid on or before the Rent Commencement Date

     (b) Secondly throughout the Term by way of additional rent all sums (including the whole of any increase in any premium from time to time as a result of or arising out of the manner or the purposes in or for which the Demised Premises are kept used and occupied and the cost of periodically revaluing but not more than once in any Year the Demised Premises for insurance purposes) incurred by the Landlord in respect of the several insurances referred to in Clause 4(1) hereof each such sum to be paid by the Tenant forthwith on demand therefor (but not earlier than one month before the next renewal date) the first such payment in respect of the amounts already so expended by the Landlord (being the due proportion thereof for the period from the Possession Date to the next renewal date or dates for such insurances) to be paid on or before the date hereof and in the event of any dispute as to any such sum the same shall be reasonably determined by the Landlord's surveyor (acting as an independent expert and not as an arbitrator) whose determination shall in the absence of manifest error be final and binding on the parties save as to questions of law and


     (c) Thirdly with effect from the Possession Date as additional yearly rent the Service Rent (including the Provisional Sum on account) payable in accordance with the provisions of clause 9 hereof


     (d) Fourthly by way of additional rent all other sums payable by the Tenant hereunder including (without prejudice to the generality of the foregoing) interest collection charges costs and Value Added Tax on the rents hereinbefore made payable such sums to be paid upon demand

3. TENANT'S COVENANTS


The Tenant to the intent that the obligations hereby created shall continue throughout the whole of the Term HEREBY COVENANTS with the Landlord as follows:-


(1)  RENT


     (a) To pay the rents hereby reserved at the times and in the manner aforesaid and not to exercise or to seek any right or claim to withhold rent or any right or claim to legal or equitable set-off


     (b) If so required by the Landlord to make such payments by bankers order or credit transfer to any bank account or other account in the United Kingdom which the Landlord may from time to time reasonably nominate


(2)  OUTGOINGS


     (a) To pay and keep the Landlord fully indemnified from and against all liability for all general and other rates of whatever nature or kind and all taxes charges duties levies assessments impositions and outgoings whatever (whether parliamentary parochial local or of any other description) which are now or may become payable in respect of the Demised Premises whether by the owner tenant or occupier thereof other than those which occur as a direct or indirect result of any dealing by the Landlord in respect of its reversionary interest or taxes imposed on the Landlord in respect of the rents reserved in these Presents (save for VAT) and in addition to indemnify the Landlord against any rates and outgoings payable by the Landlord after the expiration or sooner determination of the Term through the Landlord's inability to claim void rate relief for the maximum period (commencing with the date of the expiration or sooner determination of the Term) which would have been allowed had the Demised
          Premises been occupied up to the date of the expiration or sooner determination of the Term


     (b) (i) To pay to the Landlord in addition to the rents and other sums payable under this Lease amounts equal to any Value Added Tax (or similar tax whether in substitution for or in addition to it) chargeable on any supply made by the Landlord to the Tenant under the terms of or in connection with this Lease


          (ii) To pay and to indemnify the Landlord against amounts equal to any Value Added Tax (or similar tax as aforesaid) chargeable by reference to any sum paid or payable by the Landlord in respect whereof (or some part thereof) the Tenant agrees under this Lease to reimburse or indemnify the Landlord save where the Landlord is able to reclaim the same as an input credit (unless the Landlord is required by law to recharge the VAT to the Tenant)


     (c) To pay all charges (including meter rents and standing charges) for supplies of gas water and electricity consumed upon the Demised Premises


     (d) Not to agree or by default allow to be fixed the rateable value of the Demised Premises or any part thereof without the prior written consent of the Landlord such consent not to be unreasonably withheld and to co-operate with the Landlord at the joint cost of the Landlord and the Tenant in any negotiations with the District Valuer or in any appeal to the Court or to the Lands Tribunal in respect of the rateable value of the Demised Premises

3.   REPAIR


     At all times during the term to put and keep the Demised Premises and means of escape therefrom in case of fire or other emergency and Conducting Media forming part of and exclusively serving the Demised Premises in good and substantial repair and condition and to amend rebuild renew and replace whenever necessary in accordance with good modern practice the whole or any part of the Demised Premises if the same is or becomes beyond repair and to maintain decorate support and clean the Demised Premises and to repair and to keep all yards and spaces not built upon clean tidy and free from refuse and weeds and to keep the external fabric and stonework cleaned and maintained as and when necessary and to keep the central heating and hot water boilers apparatus and installations and all sanitary and water apparatus for the time being of and serving the Demised Premises in good and substantial repair and clean condition and at all times in good and safe working condition (damage by the Insured Risks always excepted save to the extent that the policy or policies of insurance shall be rendered void or payment of the insurance moneys thereunder be refused in whole or in part by reason of or arising out of any act omission neglect or default of the Tenant or any underlessee or other person under the control of the Tenant or any underlessee) and to clean the glass in the Demised Premises inside at least once a month and the outside bi-monthly and (without prejudice to the generality of the foregoing obligations of the

     Tenant):-


     (a) in a good and workmanlike manner and to the satisfaction of the Landlord in every third year of the Term calculated from the date hereof and also in the last three months of the Term (however and whenever it may terminate) to paint all the external woodwork ironwork metalwork cement or stucco-work (if any) and all other external parts of the Demised Premises which have been previously painted or ought to be painted with at least two coats of good quality paint of a colour (if different from that used previously) first specified or approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed)


     (b) in like manner and to the like satisfaction in every fifth year of the Term calculated from the date hereof and also in the last three months of the Term (however and whenever it may terminate) to paint with at least two coats of good quality paint all interior parts of the Demised Premises which have previously been or ought to be painted and paper or otherwise suitably decorate or treat with good quality materials as circumstances may require all parts of the interior of the Demised Premises which have previously been or ought to be so dealt with


     (c) as often as may be necessary to maintain in good and substantial condition and to clean and treat in a suitable manner all surfaces fixtures and fittings not required to be decorated and so often as it shall be necessary to repair maintain and renew any plant machinery boilers equipment and fixtures and fittings

     (d) to comply with the requirements or recommendations of any maintenance and operating manuals provided by the Landlord to the Tenant


     (e) to enter into contracts for the periodic and regular inspection servicing and maintenance of the lifts lift shafts and lift apparatus and the hot water boilers and central heating apparatus and the air-conditioning and ventilation apparatus and any other apparatus and installations machinery and equipment and all sanitary and water apparatus and thereafter to keep the same on foot and observe and perform the Tenant's obligations thereunder and to produce to the Landlord on demand from time to time such contracts and evidence that any payments due from the Tenant thereunder are fully paid up-to-date


(4) COMPLIANCE WITH STATUTES


     (a) In connection with the Defective Premises Act 1972 to notify the Landlord in writing immediately the Tenant becomes aware of any defect in the Demised Premises which may cause personal injury and to indemnify the Landlord against any claims proceedings demands costs and expenses incurred under Section 4 of the said Act by reason of the Tenant's failure to erect and display prominently any such notice or warning of relevant defects (within the meaning of that Section) which the Landlord may request AND without prejudice to the foregoing to permit the Landlord and its agents with or without workmen and others at any time on reasonable notice to enter upon the Demised Premises for any or all of the following purposes namely erecting and exhibiting notices thereon and giving warning of relevant defects within the meaning of Section 4 of the said Act in the Demised Premises and installing lighting or any other reasonable means of warning or protection against such defects


     (b) To observe and perform all requirements of any Act of Parliament local Act or bye-law and notices issued thereunder or of any public local or other competent authority (whether or not required of the Tenant itself) in any way affecting the Demised Premises or any thing in or any activity carried on by persons residing at or working or employed at the Demised Premises or the use and occupation thereof within the time limited by law or the notice requiring the same (or if no time is so limited then within a reasonable time) and to indemnify and keep the Landlord fully indemnified against all such requirements and all actions proceedings costs claims demands expenses and liability whatever arising out of or in connection with the non-observance or non-performance thereof


     (c) Comply with all requirements and regulations of the electricity and gas supply authorities as to the electrical and gas installations in the Demised Premises and not without the Landlord's written consent (which shall not be unreasonably withheld or delayed) to alter or extend the electrical or gas installations or electrical wiring in the Demised Premises nor to use any apparatus which overloads the electrical or gas installations in the Demised Premises


(5)  PARTY STRUCTURES


      (To the extent that the same is not included in the Estate Service Expenditure) on receipt of a written demand from or on behalf of the

     Landlord forthwith to pay a just proportion fairly attributable to the Demised Premises of all expenses of making maintaining upholding repairing rebuilding renewing scouring and cleansing any party walls fences gates and railings and any path ways yards external means of escape in case of fire or other emergency and Conducting Media and other structures which are available for enjoyment and use by the Occupiers of the Demised Premises jointly with the occupiers of any adjoining or neighbouring land or premises such proportion if in dispute to be reasonably determined by the Landlord's surveyor (acting as an independent expert and not as an arbitrator) whose determination shall be final and binding upon the parties save as to questions of law or in the event of manifest error


(6)  YIELD UP IN GOOD REPAIR AT THE END OF THE TERM


     Quietly to surrender and yield up the Demised Premises to the Landlord or as the Landlord may direct at the end or sooner determination of the Term in a state and condition in all respects in accordance with the covenants on the part of the Tenant herein contained Provided that if at the expiration or sooner determination of the Term the Demised Premises shall not be in such a state of repair and condition as shall be in accordance with the Tenant's covenants and provisions herein contained for or relating to the repair painting or the carrying out of any other works on the Demised Premises by the Tenant then the Tenant shall pay to the Landlord forthwith on demand a sum equivalent to the cost to the Landlord of carrying out such repairs painting and works as shall be necessary to put the Demised Premises in such a state of repair and condition as aforesaid together with an amount representing the loss of the rent first hereby reserved suffered by the Landlord for such reasonable period to enable such repairs painting and works to be carried out such sum in default of agreement to be certified by the Landlord's surveyor (acting as an independent expert and not as an arbitrator) whose determination shall be final and binding upon the parties save as to questions of law or in the event of manifest error


(7)  LANDLORD'S RIGHT OF INSPECTION AND RIGHT OF REPAIR


     (a) To permit the Landlord and others authorised by the Landlord after 48 hours prior written notice at reasonable hours during the daytime to enter upon the Demised Premises to view and inspect the Demised Premises and ascertain how the same are being used and occupied and the state and condition thereof and to take schedules of all Landlord's fixtures and fittings and to estimate the current value of the Demised Premises for insurance mortgage or other purposes


     (b) Whenever on any such inspection anything is found which constitutes a breach non-performance or non-observance of the covenants on the part of the Tenant herein contained and of which the Landlord gives notice to the Tenant to remedy and make good the same within two months of the date of such notice (or sooner if necessary) but if the Tenant shall fail so to do to permit the Landlord if it so desires (although the Landlord shall be under no obligation so to do) without prejudice to the Landlord's right of re-entry hereinafter contained or any other right or remedy of the Landlord to enter upon the Demised Premises with contractors workmen and others and all necessary equipment tools and materials and to execute or complete such works and to pay to the Landlord on written demand either during or on completion of such works as the Landlord may require the costs and expenses thereby incurred by the Landlord together with all solicitors' surveyors' and other professional fees and expenses incurred by the Landlord in relation to such works such sums to be recoverable as rent in arrear


   (c) To permit the Landlord and others authorised by the Landlord and the tenants owners or occupiers from time to time of any adjoining or neighboring land or premises and their respective agents and contractors to enter upon the Demised Premises with workmen and others and all necessary equipment tools and materials after at least 48 hours prior written notice (except in an emergency when no prior notice need be given and if necessary to break into the Demised Premises) in order to carry out repairs alterations additions decorations or any other works to or on any adjoining or neighboring land or premises which cannot reasonably be carried out without entry on to the Demised Premises PROVIDED ALWAYS that the persons so entering shall cause thereby as little inconvenience as possible to the Tenant or the other occupiers of the Demised Premises and shall with the minimum of delay make good all physical damage thereby caused to the Demised Premises


(8)  LANDLORD'S COSTS AND EXPENSES


     To pay on demand all costs charges and expenses (including solicitors' costs architects' managing agents and surveyors' fees) payable by the Landlord for the purposes of and incidental to:


     (a) the preparation service or enforcement (whether by proceedings or otherwise) of any notice under Section 146 or 147 of the Law of Property Act 1925 requiring the Tenant to remedy a breach of any of the Tenant's obligations hereunder notwithstanding forfeiture for any such breach shall be avoided otherwise than by relief granted by the Court


     (b) the preparation service or enforcement (whether by proceedings or otherwise) of any notice to repair or schedule of dilapidations accrued at or prior to the end or sooner determination of the Term whether or not served during the Term


     (c) the collection of the rents and other amounts payable by the Tenant hereunder


     (d) the performance and observance of any other of the provisions of this Lease


     (e) any application by the Tenant to the Landlord for consent or approval under the terms of this Lease and these Presents whether such consent is given unconditionally or subject to conditions or refused or the request for the same is withdrawn subject to such costs being reasonable and proper


(9)  INSURANCE AND PROVISIONS IN CASE OF FIRE ETC.


     (a) If the Demised Premises or any part thereof shall be destroyed or damaged as a result of any act omission neglect or default by or on the part of the Tenant or any underlessee or any person under the control of the Tenant or any underlessee whereby any policy of insurance maintained by the Landlord is rendered void or payment of the insurance money thereunder is refused in whole or in part to pay to the Landlord on written demand or otherwise make good to the

          Landlord all loss damage and expense thereby incurred and to indemnify the Landlord against all actions proceedings costs claims demands and liability whatsoever resulting therefrom or arising thereout including the cost of rebuilding reinstating replacing and making good the Demised Premises


     (b) To keep the Demised Premises supplied with such fire prevention and fire fighting equipment as the insurers and Fire Authority may require and to maintain the same to their satisfaction


     (c) To comply with all requirements and reasonable recommendations of the insurers and Fire Authorities as to fire precautions and fire fighting equipment relating to the Demised Premises or the conduct of persons using the Demised Premises


     (d) In the event of the Demised Premises or any part thereof being destroyed or damaged by any of the Insured Risks to give notice thereof to the Landlord as soon as possible


     (e) Not to leave the Demised Premises vacant or unoccupied for a period in excess of 21 days without first giving the Landlord at least 21 days prior written notice of the intention so to do and without first paying any additional or increased premium required by the insurers and in the event the Demised Premises are left vacant during the last three months of the Term (howsoever determined) to indemnify the Landlord against any loss of empty rate relief he would otherwise enjoy at the end of the Term


     (f) Not to do or omit to do anything or bring onto the Demised Premises any explosive flammable or toxic or otherwise harmful chemicals or materials or any other matter or thing of whatsoever nature which shall or may cause the policy or policies for the insurance of the Demised Premises or any adjoining or neighbouring land or premises to become void or voidable or any premium payable to be increased above the ordinary or common rate for similar premises


     (g) Forthwith to inform the Landlord in writing of any conviction judgement or finding of any Court or Tribunal relating to the Tenant (or any director or other officer or major shareholder of the Tenant) of such nature as to be likely to affect the decision of any insurer or underwriter to grant or to continue insurance of any of the Insured Risks


     (h) The Tenant warrants that prior to the execution of this Lease it has disclosed to the Landlord in writing any conviction judgement or finding of any Court or Tribunal relating to the Tenant (or any director or other officer or major shareholder of the Tenant) of such nature as to be likely to affect the decision of any insurer or underwriter to grant or to continue insurance of any of the Insured Risks


     (i) Not to insure or effect any insurance in respect of the Demised Premises or any plateglass therein insofar as the same are insured by the Landlord from time to time


     (j) In the event of a claim upon the Landlords Policy of insurance any shortfall arising in the insurance monies due to the imposition of an excess by the Insurers any such excess shall be borne by the Tenant and paid to the Landlord upon demand



(10) USER


     (a) The Demised Premises shall be kept used and occupied only as business commercial or professional offices or subject to the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed) any other use within Class B1 of the Town and Country Planning (Use Classes) Order 1987 (but not as diplomatic offices or as a betting office or bookmaker's office or as a jobcentre or as an office for the Department of Health and Social Security) and not in any other manner or for any other purpose or for any immoral or unlawful purpose or for any sale by auction or for any residential purpose PROVIDED that the Tenant hereby acknowledges and admits that notwithstanding the foregoing provisions as to the use of the Demised Premises permitted to the Tenant the Landlord does not thereby or in any way give or make any representation or warranty that any such use is a permitted use within the provisions of the Planning Acts nor shall any consent in writing which the Landlord may hereafter give to any change of use be taken as including any such representation or warranty and that notwithstanding that any such use is not a permitted use within such provisions the Tenant shall remain fully bound and liable to the Landlord in respect of the obligations undertaken by the Tenant by virtue of this Lease without any compensation recompense or relief of any kind


     (b) Neither the Tenant nor any underlessee nor any person under the control of the Tenant or any underlessee shall overload any floor of or lift in or serving the Demised Premises or pass or leave anything of a harmful nature through or in the basins or toilets or Conducting Media in or serving the Demised Premises (whether exclusively or jointly with other premises) or do anything at the Demised Premises which shall be or may become a nuisance (whether indictable or not) or which shall cause any damage or disturbance to the Landlord or the owners tenants or occupiers from time to time of any adjoining or neighboring land or premises


(11) ALTERATIONS


     (a) Save and except in order to comply with any of the Tenant's obligations hereunder there shall be no reconstruction or rebuilding or carrying-out of any structural alterations additions or other structural works of or to the Demised Premises nor any cutting maiming or injuring of the main walls or roof and floor slabs of the Demised Premises nor any erecting of any new buildings or erections thereon PROVIDED that if such works are to be carried out by the Tenant to comply with its obligations in this Lease the Tenant shall first obtain the written consent of the Landlord to such works in the manner set out in sub-clause (b) below


     (b) Save and except as aforesaid any non-structural alterations additions and other works of or to the Demised Premises shall be carried out only after there has first been obtained the written consent thereto of the Landlord (such consent not to be unreasonably withheld or delayed) and all necessary approvals consents licences permits or permissions of any competent authority body or person and then only strictly in accordance with the terms and conditions thereof and only in accordance with drawings and specifications of the relevant alterations additions or other works as the Landlord shall have required and previously approved in writing (such approval not to be unreasonably withheld or delayed) PROVIDED ALWAYS that the Landlord may as a condition of giving such consent require the Tenant to enter into such covenants with the Landlord as the Landlord may reasonably require for the execution and supervision of such works and the reinstatement of the Demised Premises at the expiry or sooner determination of the Term (howsoever determined) and such other covenants as the Landlord may reasonably require


     (c) To permit the Landlord and others authorised by the Landlord to enter upon the Demised Premises after reasonable prior notice at reasonable hours during the daytime for the purpose of seeing that all alterations additions and other works thereto are being or have been carried out in all respects in conformity with this clause and immediately upon being required to do so to remove any alterations additions and other works of or to the Demised Premises which do not so conform or in respect of which any such approvals consents licences permits or permissions of any competent authority body or person have been withdrawn or have lapsed and thereupon make good all damage thereby caused to the Demised Premises and restore and reinstate all parts of the Demised Premises affected thereby to the reasonable satisfaction of the Landlord


     (d) If so required in writing by the Landlord (but not otherwise) at the expiry or earlier determination of the Term to remove all alterations and additions made by the Tenant to the Demised Premises during the Term or during any period of occupation prior to the commencement of the Term

(12) SIGNS


     No fascia sign nameplate bill notice placard/ advertisement or similar device shall be affixed to or displayed in or on any part of the Demised Premises so as to be visible from the exterior thereof save such as indicates the name of any occupier or occupiers for the time being and its or their business and save such as has been previously approved by the Landlord in writing (such consent not to be unreasonably withheld or delayed)


(13) AERIALs


     No television or wireless or other form of mast or aerial receiver dish nor any flagpole shall be affixed to any part of the exterior of the Demised Premises save such as has been previously approved by the Landlord in writing (such consent not to be unreasonably withheld or delayed)


(14) PLANNING ACTS


     (a) Without prejudice to the generality of clause 3(4) hereof to observe and perform all the requirements of any Acts or regulations relating to fire and the Planning Acts in respect of the Demised Premises or the use thereof and all the requirements of any approval consent licence permit or permission granted thereunder which remain lawfully enforceable and affect the Demised Premises and to indemnify and keep the Landlord fully indemnified from and against all actions proceedings costs claims demands expenses and liability whatsoever arising out of or in connection with any non-observance or non-performance thereof

     (b) No application shall be made for any approval consent licence permit permission certificate or determination under the Planning Acts in respect of the Demised Premises without the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed)


     (c) Unless the Landlord shall otherwise direct in writing to carry out to the reasonable satisfaction of the Landlord during the Term (however and whenever it may terminate) all works to the Demised Premises which as a condition of any such approval consent licence permit or permission obtained by and implemented by or on behalf of the Tenant or any underlessee are required to be carried out at the Demised Premises by a date after the Term (however and whenever it may terminate)


(15) STATUTORY NOTICES


     To give to the Landlord a copy of every notice of whatsoever nature affecting or likely to affect the Demised Premises made given or issued by or on behalf of the local planning authority or any other authority body or person having lawful jurisdiction within fourteen days of its receipt by the Tenant or any underlessee or sooner if requisite and to produce the original thereof to the Landlord on written request AND if so required in writing by or on behalf of the Landlord but at the joint cost of the Landlord and the Tenant to make or join with the Landlord and any other persons for the time being interested in the Demised Premises or any adjoining or neighbouring land or premises affected thereby in making such objections or representations against or in respect of any such notice as aforesaid as the

     Landlord may reasonably require


(16) ACCESS TO RE-LET


     To permit the Landlord during the period of six months immediately preceding the end or sooner determination of the Term (and at any time during the Term in the event of any proposed disposal by the Landlord of its interest in the Demised Premises) to affix and retain on any part of the Demised Premises (but not so as thereby materially to interfere with any trade or business carried on thereat or with reasonable access of light and air thereto) notices and boards relating to any proposed disposal by the Landlord of its interest in the Demised Premises or any part thereof or for reletting or otherwise dealing with the same and to permit all persons with written authority from the Landlord or the Landlord's agents to inspect and view the Demised Premises at reasonable times of the day by previous appointment


(17) ALIENATION


     (a) Save as hereinafter permitted the Tenant shall not assign transfer underlet part with or share possession or occupation mortgage or charge or declare trusts over the whole or part only of the Demised Premises and the Tenant shall not permit or suffer any such dealing as aforesaid


     (b) Not to part with possession or share occupation of the Demised Premises or any part thereof other than by way of:-


          (i)  an assignment or charge permitted under sub-clause 3(17)(c);

                 or


          (ii)   an underlease permitted under sub-clause 3(17)(e); or


          (iii) sharing of occupation by a company in the same group as the Tenant permitted under sub-clause 3(17)(f)



     (c) Not to assign or charge the whole of the Demised Premises without the Landlord's prior written consent which consent shall not be unreasonably withheld or delayed but which in respect of a proposed assignment may be subject to satisfaction of the conditions set out in sub-clause 3(17)(d) below and to complete any such assignment within twenty working days of the issue of the Landlord's consent provided that nothing in this sub-clause shall prevent the Tenant charging the Demised Premises pursuant to a floating charge over its assets entered into prior to the date hereof


     (d) The conditions referred to in sub-clause 3(17)(c) which are specified for the purposes of Section 19(1A) of the Landlord and Tenant Act 1927 are:-


          (i) that the Tenant shall have entered into an authorised guarantee agreement (as defined in Section 16 of the Landlord and Tenant (Covenants) Act 1995) with the Landlord in a form which the Landlord reasonably requires


          (ii) that any guarantor of the Tenant's obligations under the Lease shall have guaranteed to the Landlord that the Tenant will comply with the terms and conditions of the agreement referred to in sub-clause 3(17)(d)(i) and in a form which the Landlord reasonably requires


          (iii) that any arrears of rent and any other payments due under this Lease (including any outstanding balance due under the terms of any rent deposit deed or bank guarantee) as at the date of the Tenant's application for Licence to Assign has been paid


          (iv) that the Landlord reasonably determines that the proposed assignee is capable of being able to comply with the Tenant's covenants in this Lease and to continue to be such a person following the assignment


          (v) the Landlord is reasonably satisfied that completion of the assignment will not materially adversely affect the value of the Landlord's interest in the Demised Premises


          (vi) the proposed assignee would in the reasonable opinion of the Landlord be acceptable to a reasonable institutional investor in the market taking into account any reasonable and proper facts including but not limited to the financial strength of the proposed assignee and any guarantor of the proposed assignee's obligations and any rent deposit offered by the assignee


          (vii) the execution and delivery to the Landlord prior to the assignment of a rent deposit deed or the provision of a bank guarantee for such sum as the Landlord may reasonably determine but not exceeding 12 months passing rent in a form reasonably acceptable to the Landlord and in substantially the same form mutatis mutandis (save as the circumstances require) as a rent deposit deed of even date herewith and made between the parties hereto in the case of a rent deposit deed together with the payment by way of cleared funds of the sums specified in the rent deposit deed


          (viii) any intended assignee shall enter into a deed of covenant with the Landlord in such a form as the Landlord shall reasonably require to observe and perform all the covenants and agreements on the part of the Tenant herein contained during such period as the Tenant is bound by the Lease covenants and in the case of a limited liability company should the Landlord so reasonably require a guarantor or guarantors reasonably acceptable to the Landlord shall join in such deed of covenant to covenant with the Landlord substantially in the same terms mutatis mutandis as clause 8 hereof

          PROVIDED THAT the Landlord and the Tenant agree that the Landlord may withhold its consent if any one or more of the following circumstances exist in which case the Landlord shall not be regarded as unreasonably withholding its consent:

          (1) The proposed assignee is a company which is a member of the same group (within the meaning of Section 42 of the Landlord and Tenant Act 1954) as the Tenant unless the Tenant and the proposed assignee become joint tenants

          (2) The Landlord reasonably determines there is any subsisting material breach of any of the Tenant's covenants and conditions in this Lease


          (3) The proposed assignee or any proposed guarantor for the proposed assignee (other than any guarantor under an authorised guarantee agreement) is a corporation registered in or an individual resident in a jurisdiction in which a judgment obtained in the Courts of England and Wales will not necessarily be enforced without any re-examination of the merits of the case


          (4) The proposed assignee is a person firm company or other body corporate or entity which has the right to claim diplomatic immunity or exemption in relation to the observance and performance of the covenants and conditions contained in this Lease


          (5) That if any consent of a superior landlord and/or mortgagee is required to the assignment that consent has not been obtained before the assignment


          (6) The proposed assignee fails to demonstrate that it has a satisfactory current trading record to enable it to take on the liabilities under this Lease


     (e)  PERMITTED UNDERLETTING


          (i) The Tenant shall not underlet the whole or part of the Demised Premises or agree to underlet the whole or part of the Demised

               Premises comprising one or more complete floors of the Demised Premises without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed provided that there shall not be more than two separate occupations of the Demised Premises at any one time and provided further that all underlettings of part of the Demised Premises shall have the renewal provisions of the 1954 Act (as amended) excluded by Court Order pursuant to Section 5 of the Law of Property Act 1969 and the Tenant shall not underlet the whole or part of the Demised Premises otherwise than by an underlease with provision for upwards only review of the reserved rent as at each review date during the term of the underlease in like manner (mutatis mutandis) as provided in Clause 6 hereof and in accordance with sub-clause 3(17)(e)(iv) hereof PROVIDED THAT the Tenant shall not underlet the whole or any part of the Demised Premises at a fine or a premium and not otherwise than at the Market Rent (as defined in Clause 6) or the proportionate part of the Market Rent of the Demised Premises where only part of the Demised Premises is underlet (such rent in all cases to be approved by the Landlord such approval not to be unreasonably withheld or delayed) and


          (ii) any intended undertenant shall enter into a deed of covenant with the Landlord in such form as the Landlord shall reasonably require to observe and perform all the covenants and agreements on the part of the tenant contained in the underlease and if the Landlord so reasonably requires a guarantor or guarantors reasonably acceptable to the Landlord shall join in such deed of covenant to covenant with the Landlord in substantially the same terms mutatis mutandis as clause 8 hereof


          (iii) in any permitted mediate or immediate underlease the rent shall be payable no more than one quarter in advance and


          (iv) any such underlease shall in all respects be consistent with the provisions of this Lease including in particular (but without prejudice to the generality of the foregoing) provisions as to rent review which shall follow the provisions of this Lease and which require a review of the rent payable under this Lease to the Market Rent in accordance with the provisions and at the date of review of the rent payable under this Lease and


          (v) At all times to enforce compliance with the covenants and conditions contained in all underleases (whether mediate or immediate) of the Demised Premises and not to waive or vary any of the same without the prior written consent of the Landlord and not without the consent of the Landlord to accept a surrender of any underlease of the Demised Premises or agree any reviewed rent with an undertenant until the rent on rent review has been agreed or determined as between the Landlord and the Tenant pursuant to Clause 6 hereof and


          (vi) Any further dealings with the Demised Premises thereby demised which are permitted shall be subject to the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed) to a permitted dealing which would not result in a breach of any of the provisions of this clause


          (vii) Not upon a review of the rent reserved by an underlease of the whole or any part of the Demised Premises to agree the amount of any such reviewed rent without the prior consent of the Landlord which consent shall not be unreasonably withheld or delayed


          (viii) Without prejudice to paragraph 3(17)(e)(ii) the Tenant shall procure that any intended undertenant covenants with the Landlord not to assign the underlet premises without obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form (mutatis mutandis) as the deed referred to in paragraph 3(17)(e)(ii) and if the Landlord so reasonably requires one or more guarantors reasonably acceptable to the Landlord shall join in such deed in favour of the Landlord guaranteeing the due performance of all the obligations and liabilities of the intended assignee the deed to be in substantially the same terms mutatis mutandis as clause 8 hereof


          (ix) In the case of an underlease of part of the Demised Premises the form of the underlease shall be first approved by the Landlord (such approval not to be unreasonably withheld or delayed) and such form shall not demise any part of the structure or common parts of the Building but shall contain provisions under which the undertenant is liable to pay a fair proportion of the costs of insuring repairing and redecoration of the structure and common parts and all other services relating to the Building which benefit such part of the Demised Premises directly or indirectly and not to differ from the terms of this Lease except insofar as reasonably necessary to make it applicable to such underletting of part


     (f) Notwithstanding the foregoing provisions of this sub-clause the Tenant may without the consent of the Landlord share occupation of the whole or any part of the Demised Premises with a company that is a member of the same group as the Tenant within the meaning of
          Section 42 of the 1954 Act for so long only as such company remains a member of the group provided that (1) the relationship of Landlord and Tenant is not thereby created (2) that any such company shall vacate the Demised Premises forthwith upon vacation by the Tenant (3) written notice is given to the Landlord prior to such company taking occupation of the Demised Premises or any part thereof


     (g) Within twenty-one days of every assignment or transfer (whether by deed will or otherwise) and every permitted underlease of the Demised Premises or any part thereof and every other disposition or transmission or devolution of the Demised Premises (including all Orders of Court Probates and Letters of Administration) notice thereof shall be given to the Landlord's Solicitors stating the date and short particulars thereof and the names and addresses of every party thereto and at the same time a certified copy of the deed document or instrument creating or evidencing the same shall be produced (properly stamped if required to be stamped) to the Landlord's Solicitors for registration (with an additional certified copy thereof for retention by the Landlord) and a reasonable solicitor's fee for such registration shall be paid by the Tenant


     (h) Within one month of the ascertainment of the yearly rent payable under any underlease or remoter lease of the Demised Premises or any part of it pursuant to the provisions in such deed for rent review to give notice in writing to the Landlord of the yearly rent so ascertained


(18) INFORMATION


     Immediately on receiving a request for the same from the Landlord or its agents (but not more than once a year) to give the following information to the Landlord in writing:-


     (a) full names and addresses of all persons in occupation of the Demised Premises or any part of it


     (b)  the precise part of the Demised Premises which such persons occupy


     (c) a true copy of the document or if none a written memorandum of the agreement and parties to it whereby each such person is or claims to be entitled to occupy any part of the Demised Premises


     (d) full names and addresses of all persons entitled or claiming to be entitled to an interest in the Demised Premises or any part of it (whether at law or in equity)


     (e) the precise part of the Demised Premises in which each such person is or claims to be entitled to an interest

     (f) a true copy of the document or if none a written memorandum of the agreement and parties to it whereby each such person is or claims to be entitled to an interest in the Demised Premises or any part of it


     (g) the name home address and home telephone number of at least two keyholders of the Demised Premises


(19) ACQUISITION OF RIGHTS ENCROACHMENTS ETC.


     (a) Neither the Tenant nor any underlessee shall effect authorise or permit any encroachment upon or acquisition of any right easement quasi-right quasi-easement or privilege adversely affecting the Demised Premises or any closing or obstruction of the access of light or air to any windows or openings of the Demised Premises nor shall the Tenant or any underlessee give any acknowledgment to any third party that the enjoyment of access of light or air thereto is with the consent of such third party nor give any consideration to any third party nor enter into any agreement with any third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light or air thereto


     (b) If any such encroachment or acquisition or closing or obstruction shall be threatened or attempted to give notice thereof to the Landlord as soon as the same comes to the knowledge of the Tenant and upon request by the Landlord to take immediate steps (in conjunction with the Landlord and other interested persons if the Landlord shall so require) at the joint cost of the Landlord and the Tenant to adopt all such lawful means and do all such lawful things as the Landlord may reasonably deem appropriate for preventing any such encroachment or acquisition


     (c) Not to stop up or obstruct any windows or light belonging to the Demised Premises or to any other building belonging to the Landlord nor permit any new window light opening doorway path drain or encroachment or easement to be made into against or upon the Demised Premises without the Landlord's consent and to give notice to the Landlord of any such encroachment which shall be made or attempted and which comes to the Tenant's notice and at the request of the Landlord to adopt such means and take such steps at the joint cost of the Landlord and the Tenant as may be reasonably required by the Landlord to prevent the same


(20) MATTERS AFFECTING THE DEMISED PREMISES


     (a) To observe and perform the agreements covenants and stipulations contained or referred to in the Third Schedule hereto insofar as the same are still subsisting and capable of being enforced against the Demised Premises or the owner Landlord tenant or occupier thereof and to keep the Landlord throughout the Term fully indemnified against all actions proceedings costs claims demands expenses and liability in any way relating thereto in so far as they relate to the Demised Premises


     (b) Not knowingly to do or permit or suffer any matter or thing which may hinder or prevent the Landlord or its agents from observing and performing all and singular the covenants conditions and agreements on its part contained in this Lease

(21) RUBBISH


     Not to allow rubbish of any description to accumulate on any part of the Demised Premises but to place all refuse or rubbish tidily in proper receptacles therefor provided by the Tenant on the refuse area shown coloured yellow on Plan A in accordance with the right in that behalf contained in Paragraph 4 of the First Schedule hereto and not to hang or place or to allow to be hung or placed any articles or other goods of any description outside the Demised Premises or the entrance door thereof whether on the forecourt or otherwise or from the windows of the Demised Premises nor expose outside or from the windows of the Demised Premises any clothes articles or other goods of any description


(22) LOADING


     Not to load or unload nor to permit or suffer to be loaded or unloaded any vehicle unless the vehicle shall be in the unloading area (if any) provided from time to time by the Landlord for that purpose and in accordance with the regulations (if any) made by the Landlord in this respect


(23) CARPETS AND DECORATION


     To clean repair replace and renew as often as the Landlord may reasonably consider necessary the fitted carpets within the Demised Premises and at the end or sooner determination of the term at the Tenant's own cost to deliver up the Demised Premises with new good quality carpets and the walls redecorated to a good standard

(24) APPOINTMENT OF NEW GUARANTOR


     Within fourteen days of the death during the Term of the Surety (if any) or if more than one any of them or of any surety hereunder or of any surety in any underlease or of any such person becoming bankrupt or having a bankruptcy petition presented against him or being a company passing a resolution to wind up or entering into liquidation or having an administrative receiver appointed or having an administration order made against it to give notice of this to the Landlord and if so required by the Landlord at the expense of the Tenant within twenty-eight days to procure some other person acceptable to the Landlord to execute a guarantee in respect of the Tenant's obligations contained in this Lease in the form set out in clause 8


(25) APPLICATION FOR RELEASE


     (a) The Tenant shall not unreasonably object to the release of the Landlord or a former landlord from the Landlord's covenants in this Lease to the extent (if any) as such covenants continue to bind the Landlord assigning the reversion or a former landlord (as appropriate) following an application made in accordance with
          Section 8 of the Landlord and Tenant (Covenants) Act 1995 ("the
          Act")


     (b) If following a written notice from the Tenant objecting to such release the Court makes a declaration that it is reasonable for the Landlord or a former landlord to be released from the Landlord's covenants in this Lease the Tenant shall indemnify the Landlord and any former landlord in respect of any loss damage costs and expenses incurred or sustained as a result of the Tenant's objection


(26) REGULATIONS


     To observe and perform all regulations made by the Landlord in the interests of good estate management applicable to the Estate a copy of which in their form current at the date of this Lease has been given to the Tenant


4. LANDLORD'S COVENANTS


The Landlord HEREBY COVENANTS with the Tenant as follows:-


(1)  INSURANCE


     (a) To insure and (unless such insurance shall become void or payment of the insurance monies shall be refused in whole or in part by reason of any act omission neglect or default by or on the part of the Tenant or any underlessee or other person under the control of the Tenant or any underlessee) to keep insured or to procure such insurance (save as aforesaid) and to pay promptly all premiums for insuring and keeping insured the Demised Premises in the full reinstatement cost (whether or not with any other premises) against loss or damage by the Insured Risks together with insurance against architects' surveyors' and other professional advisers' fees at the usual scales current for the time being and the cost of demolition and site clearance consequent upon rebuilding or reinstatement and VAT in respect of all such costs and works and a minimum of 3 years loss of the rent first hereby reserved

     (b) Subject to Clause 5(5) hereof to claim all monies due and to apply all monies (except monies received in respect of loss of or damage to any other premises or the fixtures and fittings therein or liability to third parties or loss of rent) received by the Landlord under or by virtue of such insurance and any monies received from the Tenant pursuant to the Tenant's obligation contained in Clause 3(9)(a) hereof in rebuilding or reinstating the Demised Premises or such parts thereof as may have been damaged or destroyed as expeditiously as possible (subject always to the Landlord being able to obtain all necessary approvals consents licences permits and permissions from any superior lessor or other competent authority and all such materials and labour as may be required for such rebuilding and reinstatement) making good any deficiency in the insurance monies out of the Landlord's own resources unless such deficiency arises due to the act or neglect or default of the Tenant its servants agents licensees or undertenants PROVIDED THAT if any damage or destruction shall render the Demised Premises wholly or substantially unfit for occupation and if the Demised Premises shall not have been reinstated by the date 2 years nine months after the date of such damage or destruction either the Landlord or the Tenant may by giving to the other party three months prior notice in writing determine this demise provided that any such notice shall cease to have effect and the Term shall continue if the Demised Premises shall have been reinstated by the third anniversary of the date of damage or destruction and provided further that any such determination shall be without prejudice to any claim by the Landlord in respect of any antecedent breach of the Tenant's covenants and conditions herein contained and in the event of either the Landlord or the Tenant determining this Lease pursuant to this proviso neither the Tenant nor anyone claiming through or under the Tenant shall object to the payment to the Landlord or any superior lessor of any part of the moneys (including monies in respect of professional fees demolition site clearance shoring up and loss of rent) payable under any policy of insurance in respect of the Demised Premises or any part thereof


   (c)    (i)  To produce to the Tenant on request (such request not to be made more often than once in each calendar year) a copy of the insurance policy and the last premium renewal receipt or reasonable evidence of the terms of the policy and that the last premium has been paid; and


          (ii) To use its reasonable endeavours to procure that the interest of the Tenant is noted or endorsed on the said insurance policy or policies at all times


   (d) The Landlords obligation to insure under clause 4(1)(a) shall be limited to and subject to any excess exclusion or limitation or other terms and conditions imposed by insurers


   (e) The Landlord shall not be obliged to insure under clause 4(1)(a) if and to the extent that insurance is not regularly available in the London insurance market on reasonable commercial terms provided that it shall notify the Tenant forthwith


   (f) The Landlord may but shall not be obliged to insure against loss of rent and if the Landlord is itself an insurance company it may self-insure in which case it shall be deemed to be doing so at its usual rates and on its standard terms

(2)  QUIET POSSESSION

     That the Tenant paying the rents hereby reserved and all other monies payable by the Tenant under these Presents and observing and performing the several covenants and agreements on the Tenant's part and the conditions and stipulations herein contained shall and may peaceably hold and enjoy the Demised Premises during the Term according to these Presents without any lawful interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord


(3)  PROVISION OF SERVICES


     Subject to the payment of the rents hereby reserved the Landlord will provide the Estate Services save as prevented by Insured Risks or acts beyond its reasonable control provided that it shall use all reasonable endeavours to restore the Estate Services in question as soon as reasonably practicable


5. PROVISOS


PROVIDED ALWAYS AND IT IS HEREBY EXPRESSLY AGREED as follows:-


(1) Whenever the rent (whether formally or legally demanded or not) shall remain unpaid after becoming due and payable or any other monies which may become payable hereunder by the Tenant to the Landlord or any part thereof shall remain unpaid 7 days after becoming due and payable then the amount thereof or the balance for the time being unpaid shall (without prejudice to the Landlord's right of re-entry hereinafter contained or any other right or remedy of the Landlord) from the due date for payment thereof and until the same is duly paid bear and carry interest (as well after as before any judgment) at the rate of four per centum per annum above the base rate for the time being of National Westminster Bank PLC or (in the event of such rate ceasing to be published) at such equivalent rate as the Landlord shall notify to the Tenant for the whole period from the date upon which such sum ought to have been paid until the date of payment Provided that if any such rent or payment of other monies as aforesaid shall be declined by the Landlord so as not to waive any breach of covenant the same shall be payable with interest thereon at the rate aforesaid from the date the payment became due to the date upon which payment is accepted by the Landlord AND the Tenant accordingly HEREBY COVENANTS with the Landlord that in every such case the Tenant will pay such interest thereon to the Landlord in addition to the rents and other monies as aforesaid (as well after as before any judgment) at the aforesaid rate

(2) If the rents hereby reserved or any part thereof shall remain unpaid for fourteen days after becoming payable (whether formally demanded or not) or if the Tenant or the Surety being a company unregistered company or corporation shall be deemed to be unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 ("the 1986 Act") or shall make a voluntary arrangement as referred to in Part I of the 1986 Act or shall have a petition for an administration order presented under
     Part II of the 1986 Act or shall go into liquidation as defined in
     Section 247(2) of the 1986 Act (other than a voluntary winding-up solely for the purpose of amalgamation or reconstruction while solvent) or shall have a receiver or manager (including an administrative receiver) appointed of all or any part of its assets or undertaking whether under
     Part III of the 1986 Act or otherwise or if a provisional liquidator is appointed under Section 135 of the

     1986 Act or if a proposal is made for a scheme of arrangement under
     Section 425 of the Companies Act 1985 or if the Tenant or the Surety or if more than one any of them being an individual an application is made for an interim order or a proposal is made for a voluntary arrangement under Part VIII of the 1986 Act or a Bankruptcy Petition is presented to the Court or his circumstances are such that a Bankruptcy Petition could be presented under Part IX of the 1986 Act or shall make any other assignment for the benefit of or enter into any other arrangement with his creditors or if the Tenant or the Surety or if more than one any of them shall suffer any distress or execution to be levied on its goods at the Demised Premises or if any covenant or condition on the part of the Tenant or the Surety herein contained shall not be performed or observed then and in any of the said events it shall be lawful for the Landlord at any time thereafter to re-enter upon the Demised Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action or remedy of the Landlord against the Tenant or the Surety in respect of any arrears of rent or any breach of covenant or condition or the Tenant or the Surety against the Landlord for breach of covenant

(3) If the Demised Premises or any material part thereof shall at any time or times be destroyed or damaged by any of the Insured Risks so as to be unfit for occupation and use then and in every such case (save as provided in Clause 4(1)(a) hereof) the principal rent and the Service Rent hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained (as agreed between the Landlord and the Tenant in writing within one month of such destruction or damage) shall be suspended and cease to be payable until the Demised Premises have been rebuilt or reinstated and made fit for occupation and use or until the expiration of 3 years from the date of the damage or destruction if earlier and failing such agreement or in case any dispute shall arise as to the amount of such suspension and or such period the same shall be determined by an independent Surveyor who shall act as an arbitrator in accordance with the Arbitration Act 1996


(4) Notwithstanding the acceptance of or demand for rent or other monies payable under this Lease and these Presents by or on behalf of the Landlord with knowledge of a breach of any of the covenants on the part of the Tenant in this Lease the Landlord's right to forfeit this Lease on the ground of such breach shall remain in force and the Tenant shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as a defence


(5) In any rebuilding or reinstatement of the Demised Premises following damage or destruction by any of the Insured Risks the Landlord shall not be obliged to lay out insurance moneys in rebuilding or reinstatement in accordance with the previous sections elevations and specifications of the Demised Premises but it shall be sufficient if they are restored so as to provide the Tenant with premises reasonably equivalent to the Demised Premises and thereafter all the covenants and conditions of this deed shall apply to such accommodation mutatis mutandis as they applied to the Demised Premises


(6) Nothing contained in or implied by this Lease shall give the Tenant the benefit of or the right to enforce or to prevent the release or modification of any covenant agreement or condition entered into by any lessee of the Landlord in respect of any property not comprised in this Lease


(7) If any dispute arises between the Tenant and the Landlord's tenants or occupiers of any adjoining or neighbouring land or premises as to any easement right or privilege in connection with the use of the Demised Premises and the adjoining or neighbouring land or premises or as to the party or other walls separating the Demised Premises from the adjoining or neighbouring land or premises or as to the amount of any contribution towards the expenses or services used in common with any other property it shall be decided by the Landlord's surveyor or in such manner as the Landlord's surveyor shall direct


(8) The operation of Section 62 of the Law of Property Act 1925 shall be excluded from this Lease and the only rights granted to the Tenant are those expressly set out in this Lease and the Tenant shall not by virtue of this Lease be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled by any means whatsoever to any easement from or over or affecting any other land or premises now or at any time hereafter belonging to the Landlord and not comprised in this Lease


(9) The Landlord shall not be responsible to the Tenant or to anyone at the Demised Premises expressly or by implication with the Tenant's authority for any accident happening or injury suffered or for any damage to or loss of any chattel sustained in the Demised Premises


(10) This Lease embodies the entire understanding of the parties relating to the Demised Premises or to any of the matters dealt with by any of the provisions of this Lease


(11) The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is expressly set out in this Lease or in written replies from the Landlord's solicitors to enquiries raised by the Tenant's solicitors


(12) Whilst the Landlord is a limited company or other corporation all licences consents approvals and notices required or permitted to be given by the Landlord shall be sufficiently given if given under the hand of a director or the secretary or other duly authorised officer of the Landlord or by the surveyor on behalf of the Landlord


(13) If after the Tenant has vacated the Demised Premises on the expiry of the Term any property of the Tenant remains in or on the Demised Premises and the Tenant fails to remove it within twenty one days after being requested in writing by the Landlord so to do or after using its best endeavors the Landlord is unable to make such a request to the Tenant within fourteen days of first attempting so to do:-


     (a) the Landlord may as the agent of the Tenant sell such property provided that the Tenant will indemnify the Landlord against any liability incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant


     (b) if the Landlord having made reasonable efforts is unable to locate the Tenant the Landlord shall be entitled to retain the said proceeds of sale absolutely unless the Tenant shall claim the same within six months of the date upon which the Tenant vacated the Demised Premises and

     (c) the Tenant shall indemnify the Landlord against any damage occasioned to the Demised Premises or any adjoining or neighbouring land or premises and any action claims proceedings costs expenses and demands made against the Landlord caused by or related to the presence of the Tenant's property in or on the Demised Premises


(14) Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Demised Premises any compensation under the 1954 Act


(15) The Landlord shall not in any event be liable to the Tenant in respect of any failure of the Landlord to perform any of its obligations to the Tenant hereunder in respect of the Estate Services (other than insurance) whether expressed or implied unless and until the Tenant has notified the Landlord of the facts giving rise to the failure and the Landlord has failed within a reasonable length of time to remedy the same and then in such case the Landlord shall be liable to compensate the Tenant only for loss or damage sustained by the Tenant after such reasonable time has lapsed


(16) This Lease is granted without prejudice to the provisions of any previous lease under which the Tenant has hitherto held the Demised Premises or any part thereof or to the provisions of any licence for alterations or works granted pursuant thereto which last mentioned provisions shall (so far as remaining to be performed and observed) be read and construed as if contained in a licence supplemental to this Lease and as if any reference to the term granted by such Lease were a reference to the Term granted by this

     Lease


(17) The parties to this Lease hereby agree and declare that:


     (a) this is a new lease for the purposes of the Act


     (b) any provisions in this Lease which are void pursuant to Section 25 of the Act shall be severed from all remaining provisions and such remaining provisions shall be preserved


     (c) to the extent that any provision in this Lease extends beyond the limitations set by the said Section 25 of the Act but if it did not so extend it would remain unaffected by the said Section 25 the provisions shall be deemed to be varied so as not to extend beyond the said limitations


(18) In the event of the Landlord (at the request of the Tenant) granting any concession as a result of which the Tenant is entitled to defer the payment of any monies due then for all purposes in connection with this Lease (and in particular in relation to Section 17 of the Act such monies shall be deemed to fall due on the subsequent date agreed between the Landlord and Tenant pursuant to the concession in lieu of the earlier date


6. RENT REVIEW


(1) With effect from each Review Date the rent first hereinbefore reserved shall be the amount payable (but for any abatement of rent) immediately prior to that Review Date or (if greater) the Market Rent as agreed or determined pursuant to this Clause 6

(2) The expression "the Market Rent" means the annual rack rent exclusive of all outgoings which might reasonably be obtained in the open market without the payment of a premium or a fine by a willing landlord from a willing tenant for a lease of the whole of the Demised Premises with vacant possession and fully fitted out and ready for occupation at the commencement of the term for a term equal to the residue of the Term remaining on the relevant Review Date or 5 years (whichever is the longer period) (but commencing on the Review Date) upon the following assumptions that:-


     (A) all the provisions of this Lease on the part of the Tenant have been duly observed and performed and on the assumption that the user permitted by this Lease of all parts of the Demised Premises complies with the Planning Acts


     (B) on the relevant Review Date no damage to or destruction of the Demised Premises or its services nor any damage to or destruction of any part of the Demised Premises or with anything else in respect of which the Tenant enjoys rights has occurred


     (C) the Demised Premises are fit for immediate occupation and use and that no work has been carried out on the Demised Premises by the Tenant or its underlessees or their predecessors in title which has diminished the rental value of the Demised Premises


     (D) the Demised Premises may be used for all purposes falling within the same Use Class or Use Classes under the Town and Country Planning (Use Classes) Order 1987 (to which Clause 1(2)(iii) hereof shall not apply) as the use permitted by these Presents and that all other licences consents and permissions required to implement such use have been obtained


     (E) there has been a reasonable period in which to negotiate the terms of the letting taking into account the nature of the Demised Premises and the state of the market


     (F) that the Demised Premises have been carpeted and decorated at the cost of the Landlord to a high standard there being disregarded (if otherwise applicable) any effect on rental value by reason of:-


     (i) the fact that the Tenant its underlessees or their respective predecessors in title have been in occupation of the Demised Premises and


     (ii) any goodwill attached to the Demised Premises by reason of the carrying-on thereat of the business of the Tenant or its underlessees or their predecessors in title in their respective businesses and


     (iii) all improvements authorised by the Landlord or made by the Tenant or its underlessees or their respective predecessors in title in accordance with the terms of this Lease otherwise than at the cost of or in pursuance of an obligation to the Landlord contained herein or one imposed by the terms of this Lease and any such works undertaken either (a) by the Tenant its underlessees or their respective predecessors in title during any period of occupation prior to the grant of this Lease or any previous lease arising out of an agreement to grant such term or (b) by any lessee or underlessee of the Demised Premises before the commencement of the Term hereby granted so long as the Landlord or its predecessor in title has not had vacant possession of the relevant part of the Demised Premises since the improvement was carried out


     (iv) (so far as may be permitted by law) all restrictions whatsoever relating to rent or its recoverability and all provisions relating to any method of determination of rent contained in any enactment and such lease shall in all other respects contain the same terms and conditions mutatis mutandis (except as to the amount of rent but including similar provisions for review thereof as are contained in this Clause 6) as this present Lease


(3) The Market Rent shall be determined by agreement between the Landlord and the Tenant but if by the date which is three months before the relevant Review Date they shall not have agreed the same the Market Rent shall be determined by an independent chartered surveyor of recognised standing being a member of a leading firm of surveyors having been in practice continuously for at least ten years in England immediately prior to the relevant Review Date and having substantial recent experience in valuing premises of a kind and character similar to the Demised Premises to be agreed upon in writing by the Landlord and the Tenant or in default of such agreement by the date which is one month before the relevant Review Date to be nominated by the President or other officer duly authorised for that purpose of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant such surveyor to act as an arbitrator in accordance with the Arbitration Act 1996 and the costs of such determination shall be in the award of such surveyor (the Surveyor)


(4) If the Surveyor shall fail to determine the Market Rent in the manner hereinbefore provided within four months of his appointment or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder within the said period of four months then the Landlord and the Tenant may agree upon or either of them may apply to the said President or other officer for a substitute to be appointed in his place which procedure may be repeated as many times as necessary


(5) In the event of the Landlord and the Tenant not having reached agreement or the Surveyor's award not having been published or the Surveyor or the Landlord or the Tenant making application to the Court whether before or after such publication and such application not having been finally determined by the relevant Review Date for any reason whatever then in respect of the period of time ("the interval") between the relevant Review Date and ending on the date on which agreement is reached or such award is published or such application is finally determined the Tenant shall pay to the Landlord in the manner provided in this Lease the rent payable immediately prior to the relevant Review Date ("the Current Rent") PROVIDED THAT at the expiration of the interval there shall be due as a debt payable by the Tenant to the Landlord on demand the amount by which the Market Rent agreed upon by the Landlord and the Tenant or determined by the said surveyor or the Court as the case may be exceeds the Current Rent together with interest on such amount at two per cent over the base rate of National Westminster Bank Plc or (in the event of such rate ceasing to be published) at such comparable rate as the Landlord shall notify to the Tenant but in respect of both the said excess and the said interest on it duly apportioned on a daily basis in respect of the interval


(6) If at any time the Tenant shall be obliged legally or otherwise to comply with any enactment (which expression shall include any Act of Parliament now or hereafter in force and any instrument regulation or order made thereunder or deriving validity therefrom) dealing with the control of rent and which shall restrict or modify the Landlord's right to increase the rent in accordance with the foregoing provisions of this Clause or which shall restrict the right of the Landlord to demand or accept payment of the full amount of the yearly rent for the time being payable hereunder then the Landlord shall on each occasion that any such enactment is removed relaxed or modified be entitled on giving not less that one month's notice in writing to the Tenant expiring after the date of such removal relaxation or modification to introduce a rent review date which shall be the date of expiration of such notice and from and after such review date until the next Review Date the yearly rent then payable hereunder shall be such as shall be agreed or determined in accordance (mutatis mutandis) with the foregoing provisions of this Clause 6 Provided that and for the avoidance of doubt it is hereby declared that notwithstanding the date of a review as hereinbefore provided the Market Rent under this present provision shall be calculated as at the Review Date immediately preceding the date of the Landlord's notice


(7) The revised rent agreed or determined pursuant to this Clause 6 shall be endorsed by way of memorandum on this Lease and on the counterpart thereof and signed by or on behalf of the Landlord and the Tenant


(8)  In this clause time shall not be of the essence

7. SERVICE OF NOTICES AND JURISDICTION


(1)  THESE Presents shall incorporate the provisions as to notices contained in
     Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 except that Section 196 shall be deemed to be amended as follows:-


     (a) the final words of Section 196(4) "and that service... be delivered" shall be deleted and there shall be substituted "...and that service shall be deemed to be made on the third working day after the registered letter has been posted "working day" meaning any day from Monday to Friday (inclusive) other than Christmas Day, Good Friday and any statutory bank holiday"


     (b) any notice or document shall also be sufficiently served on a party if served on solicitors who have acted for that party in relation to this Lease or the Demised Premises at any time within the year preceding the service of the notice or document or who have been appointed by Clause 7(2)(c) or (d) below


     (c) any notice or document shall also be sufficiently served if sent by telex or fax to the party to be served (or its Solicitors where paragraph (b) applies) and service in such case shall be deemed to be made on the day of transmission if transmitted before 4 pm on a working day but otherwise on the next following working day


(2) (a) The Landlord Tenant and the Surety respectively acknowledge and declare that this Lease and the rights and obligations of the Landlord Tenant and the Surety hereunder are governed by English law

     (b) The Landlord Tenant and the Surety irrevocably and unconditionally agree that any proceedings in relation to this Lease may and shall be brought in the English Courts and submit to the jurisdiction of the English Courts in respect of any such proceedings


8. GUARANTEE PROVISION


(1) The Surety (if any) covenants with the Landlord as primary obligor and not merely by way of guarantee (for the benefit of the Landlord and of the person in whom from time to time the reversion immediately expectant upon the determination of the Term is vested without the need for any express assignment) that


     (a) during such period as the Tenant is bound by the Lease covenants (including any period in respect of which the Tenant is liable to perform the Lease covenants pursuant to any authorised guarantee agreement entered into by the Tenant) the Tenant shall punctually pay the rents hereby reserved and perform the covenants and other provisions of the Lease and in case of default the Surety will pay the rents hereby reserved and perform the covenants and provisions in respect of which the Tenant is in default and make good to the Landlord on demand and indemnify the Landlord against all losses damages costs and expenses thereby arising or incurred by the Landlord


     (b) the liability of the Surety under Clause 8(1)(a) hereof shall not be affected in any way by:

          (i) any neglect or forbearance of the Landlord in enforcing payment of the rents hereby reserved or observance or performance of the covenants and provisions of the Lease


          (ii)  any time or indulgence given to the Tenant by the Landlord


          (iii) any refusal by the Landlord to accept rent from the Tenant following a breach of covenant by the Tenant


          (iv) any agreement with the Tenant any licence or consent granted to the Tenant or any variation in the terms of the Lease


          (v) the death of the Tenant (if an individual) or the dissolution of the Tenant (if a company)


          (vi) a surrender of part of the Demised Premises except that the Surety will have no liability in relation to the surrendered part in respect of any period following the date of surrender


          (vii) any other act matter or thing apart from the express release in writing of the Surety


     (c) if during the Term the Tenant (being a company) enters into liquidation or (being an individual) becomes bankrupt and the liquidator or the trustee in bankruptcy disclaims the Lease or if during the Term the Tenant (being a company) is dissolved or ceases to exist or is struck off the Register of Companies the Surety shall upon written notice from the Landlord given within four months after the date of disclaimer or dissolution or ceasing to exist accept a new lease of the Demised Premises for a term equal to the residue then remaining unexpired of the term hereby demised at the rents then being paid under this Lease and otherwise subject to the same covenants and provisions as in this Lease (without however requiring any other person to act as surety) such new lease to take effect from the date of disclaimer or dissolution or ceasing to exist and to be granted at the cost of the Surety who shall execute and deliver to the Landlord a counterpart of it


     (d) if this Lease is disclaimed or the Tenant (being a company) is dissolved or ceases to exist and for any reason the Landlord does not require the Surety to accept a new lease pursuant to Clause 8(1)(c) hereof the Surety shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Demised Premises and the rents (if higher) which would have been payable had the Lease not been disclaimed or the dissolution or ceasing to exist not occurred for the period commencing with the date of disclaimer or dissolution or ceasing to exist and ending upon the date nine months after the date of disclaimer or dissolution or ceasing to exist or (if earlier) the date upon which the Demised Premises are re-let


     (e) for the purposes of this clause references to the Tenant are to the Tenant in relation to whom the Surety's guarantee is given but not to a lawful assignee of that Tenant



9.   SERVICE CHARGE


(1) The Landlord shall as soon as convenient after each Account Date prepare an account showing the Estate Service Expenditure for the Service Period ended on that Account Date and containing a fair summary of the expenditure referred to but giving credit for any sums payable to the Landlord from any owner or occupier of adjoining land towards the cost of provision of Estate Services and upon the account being certified by the Landlord's managing agents it shall be conclusive evidence for the purposes of this Lease of all matters of fact referred to except in case of manifest error


(2) The Tenant shall pay the Landlord on account of Service Rent the Provisional Sum in relation to each Service Period the first payment (being a proportionate sum in respect of the period commencing on the Possession Date and ending immediately before the quarter day next after the date hereof) to be made on the date hereof and the subsequent payments to be made by equal installments in advance on the usual quarter days


(3)  If the Service Rent for any Service Period:-


     (a) exceeds the Provisional Sum for that Service Period the excess shall be due to the Landlord on demand; or


     (b) is less than the Provisional Sum for that Service Period the overpayment shall be credited to the Tenant against subsequent payments on account of Service Rent until the overpayment is balanced or following the expiry of the Term shall be repaid to the Tenant


(4) In respect of the Service Rent the relevant proportion applicable to the Demised Premises shall be calculated primarily on a comparison at any relevant time of

     (a) the net internal floor area as defined in the Code of Measuring Practice 4th edition RICS/ISVA 1993 of the buildings on the Demised Premises and


     (b)  the aggregate net internal floor area of the buildings on the Estate or such other method of calculation as the Landlord shall adopt and notify to the Tenant in writing provided that if the Tenant objects to such alternative method of calculation the matter shall be referred to an independent expert jointly appointed by the Landlord and the Tenant or failing agreement as to his appointment by the President or next available officer of the Royal Institution of Chartered Surveyors and if it shall appear that for whatever reason such expert shall be unable or unwilling to give his decision within one month of his appointment then either the Landlord or the Tenant may apply to the said President for another expert to be appointed in his place and this procedure shall be repeated as many times as shall be required and the costs of the expert and of his appointment shall form part of the Service Expenditure


(5) The Tenant is entitled to inspect the service charge records and vouchers and take copies thereof at its cost once a year after the service charge accounts have been certified within one month of the Tenant receiving such certified accounts


10.  AGREEMENT FOR LEASE


     It is hereby certified that there is no Agreement for Lease to which this Lease gives effect

IN WITNESS whereof the Landlord and the Tenant have executed this Deed the day and year first before written



                              THE FIRST SCHEDULE

                                RIGHTS GRANTED


1. The right for the Tenant and its underlessees and occupiers for the time being of the Demised Premises and their respective servants agents and visitors in common with the Landlord and all others authorised by the Landlord and all other persons so entitled to the free and uninterrupted passage of water soil electricity gas telephone and other services and supplies to and from the Demised Premises through the Conducting Media in on or under the Estate and serving the Demised Premises


2. The right of way with or without vehicles at all times and for all proper purposes in connection with the Tenant's use and enjoyment of the Demised Premises over the estate roadway shown coloured brown on the Plan


3. The right of entry upon not less than 48 hours prior written notice (save in case of emergency) onto the adjoining or neighboring land or premises forming part of the Estate with or without contractors plant materials and equipment to carry out works repairs and alterations to the Demised Premises or the Conducting Media exclusively serving the same insofar as such works cannot be conveniently carried out without such entry the Tenant or the person exercising such rights making good all damage caused and causing as little inconvenience and disturbance as possible


4.   The right to place a paladin on the refuse area shown coloured yellow on

     Plan A subject to the Tenant complying with clause 3(21) hereof and the Regulations relating thereto


                              THE SECOND SCHEDULE

                  EXCEPTIONS AND RESERVATIONS OUT OF THE DEMISE


The following rights and easements are excepted and reserved out of the Demised Premises unto the Landlord and the owners and occupiers of the Estate and any adjoining or neighboring land or premises and all other persons authorised by the Landlord or having the like rights and easements


1. The free and uninterrupted passage of water soil electricity gas telephone and other services and supplies to and from the Estate and/or the adjoining or neighbouring land or premises through the Conducting Media serving the Demised Premises and the Estate and/or such adjoining or neighbouring land or premises now laid or during the Term to be laid in on under or passing through the Demised Premises


2. The right for the Landlord and all authorised persons at all reasonable times upon 48 hours prior notice (except in the case of emergency) to enter into and upon the Demised Premises with or without servants contractors agents plant and equipment for the purposes of assessing the state and condition thereof and/or for the purpose of:


     (a)  surveying measuring or valuing the Demised Premises


     (b) reading electricity water and other check meters installed within the Demised Premises

     (c) for the preparation of a schedule of fixtures and fittings in or on the Demised Premises


     (d) maintaining renewing cleaning repairing or rebuilding any adjoining or neighbouring land or premises in so far as such works cannot be conveniently carried out without entering upon the Demised
          Premises


     (e) remedying any breach of covenant by the Tenant after failure by the Tenant to do so in accordance with the provisions of this Lease


     (f) obtaining access to and egress from the electricity substation shown coloured purple on Plan B the Landlord or all persons exercising such rights making good all physical damage thereby occasioned to the Demised Premises without liability to pay any compensation to the Tenant


3. The right to build rebuild or execute any other works or alterations or consent to any person building rebuilding or executing any other works or alterations upon any adjoining or neighbouring land or premises notwithstanding that the access of light or air to the Demised Premises may be thereby restricted or interfered with including the right to erect or construct any buildings on any adjoining or neighbouring land or premises the person or persons exercising such right making good all physical damage thereby occasioned in such manner as the Landlord or the person or persons exercising such right may think fit without any compensation or damages being payable to the Tenant and without the Tenant being entitled to make any claim or commence any proceedings in respect thereof

4. All rights of light air and other easements and rights (but without prejudice to those expressly hereinbefore granted to the Tenant) now or hereafter belonging to or enjoyed by the Demised Premises from or over any adjoining or neighbouring land or premises


5. The right of support shelter and protection and all other easements and rights now or hereafter belonging to or enjoyed by all adjoining or neighbouring land or premises (if any)


6. The right at any time after giving not less than forty-eight hours' notice (except in emergency) to enter and remain upon the Demised Premises for the purpose of complying with the Landlord's covenants herein contained and for the purpose of constructing repairing maintaining altering cleansing examining or testing the Conducting Media serving any adjoining or neighbouring land or premises the Landlord or the person or persons exercising such right making good any physical damage thereby caused to the Demised Premises but without liability to pay any compensation to the Tenant


                             THE THIRD SCHEDULE

                                ENCUMBRANCES

1. All matters contained or referred to in the Property and Charges Registers of Title Numbers BM230909 and BM230905 as at the date hereof other than financial charges


2. The covenants agreements stipulations rights exceptions and reservations in a Deed of Exchange dated the 24th day of July 1997 made between the Landlord (1) and Vishay Components (UK) Limited (2)






SIGNED as a Deed by COMLAND        )
INDUSTRIAL AND COMMERCIAL          )
PROPERTIES LIMITED)                )
acting by [a Director and its      )
Secretary] [two Directors]         )





                         DIRECTOR: A. J. Ilsley



                         DIRECTOR/SECRETARY: R. Werth

                              DATED: 12TH AUGUST 1998






                          COMLAND INDUSTRIAL AND COMMERCIAL
                             PROPERTIES LIMITED       (1)



                             INSIGNIA SOLUTIONS PLC   (2)







                                 RENT DEPOSIT DEED

                           as additional Security for the
                            performance of the Tenant's
                          covenants contained in a lease of
                          Apollo House. The Mercury Centre
                             Wooburn Green High Wycombe
                                   Buckinghamshire










                                                       [MANCHES LOGO]

                                 Manches & Co 3 Worcester Street Oxford OX1 2PZ

THIS DEED is made the 12th day of August One thousand nine hundred and ninety-eight


BETWEEN


(1) COMLAND INDUSTRIAL AND COMMERCIAL PROPERTIES LIMITED whose registered office is at Riverside House Riverside Holtspur Lane Wooburn Green High Wycombe Buckinghamshire HP10 0TJ ("the Landlord") (Company Registration Number 2126351) and
(2) INSIGNIA SOLUTIONS Plc whose registered office is at Buckingham Court London Road High Wycombe Buckinghamshire HP11 1JU (Company Registration Number 01961960) ("the Tenant")


NOW THIS DEED WITNESSES as follows:


1.   DEFINITIONS AND INTERPRETATION


     In this Clause and in this Deed the following expressions shall bear the following meanings:


1.1  "the Lease" means a lease of even date herewith made between the Landlord
     (1) and the Tenant (2) of the property known as Apollo House The Mercury Centre Wycombe Lane Wooburn Green High Wycombe Buckinghamshire


1.2 "the Landlord" "the Tenant" and "the Term" shall carry the meanings ascribed to them by the Lease


1.3 "the Landlord's Solicitors" mean Manches & Co 3 Worcester Street Oxford OX1 2PZ


1.4 "the Initial Deposit" means L105,000 plus VAT deposited by the Tenant as security for the performance of the obligations on its part contained in the Lease


1.5 "the Deposit Account" means the interest earning deposit account opened by the Landlord's Solicitors at Lloyds Bank Plc Law Courts Branch 222 Strand London WC2R 1BB ("the Bank") on or before the date of this Deed and in which the Landlord's Solicitors placed the Initial Deposit

1.6 "the Deposit Balance" means the amount from time to time standing to the credit of the Deposit Account


1.7 "default" means any failure by the Tenant to pay (whether or not any formal demand has been made) the whole or any part of the rents reserved by the Lease or any money (including interest) payable to the Landlord pursuant to the Lease or any expense incurred by the Landlord or due to the Landlord in consequence of any failure by the Tenant to observe and perform the covenants obligations of and the conditions binding the Tenant contained in the Lease or the liquidation of the Tenant or the disclaimer of the Lease by the Tenant's liquidator


2.   LANDLORD'S SOLICITORS INSTRUCTIONS


     The Landlord and the Tenant irrevocably instruct the Landlord's Solicitors by this Deed to act as stakeholders in the operation of the Deposit Account in accordance with this Deed and in particular to act in accordance with this Deed in:


2.1  the making of payments into the Deposit Account


2.2  the withdrawal of sums from the Deposit Account and


2.3 accounting to the Landlord and the Tenant for money due to either of them from the Deposit Account


2.4 sending to the Tenant statements showing the Deposit Balance and any interest accruing to the Deposit Account at intervals of not less than once in each year of the term demised by the Lease


3.   DURATION OF DEPOSIT ARRANGEMENTS


3.1 The Deposit Account shall be maintained until whichever is the earlier of the following:


     3.1.1 the date of expiration or sooner determination of the Term (save by way of disclaimer or forfeiture) or

     3.1.2 the date upon which the Tenant shall assign the Lease with the consent of the Landlord to an assignee acceptable to the Landlord in accordance with Clause 3(17) of the Lease


     3.1.3 the date 14 days after the Tenant has provided to the Landlord unqualified Audited Accounts drawn up on the basis of UK
               GAAP by the Tenant's auditors showing profits after tax of not less than three times the rent first reserved in the Lease plus VAT for three consecutive financial years each of not less than twelve months duration


3.2 The Deposit Account shall be closed upon the happening of any of the events mentioned in clauses 3.1.1 3.1.2 and 3.1.3 and the Deposit Balance shall be released to the Tenant after first being applied by payment to the Landlord in satisfaction of all claims made by the Landlord against the Tenant arising out of default by the Tenant


4.   CHARGE OF THE DEPOSIT ACCOUNT


4.1 The Tenant warrants to the Landlord that the Initial Deposit is free from any charge or encumbrance save as mentioned in clause 4.2


4.2 The Tenant with full title guarantee charges its interest in the Deposit Account and all money from time to time withdrawn from the Deposit Account in accordance with this Deed


     4.2.1 until such time as the Deposit Account shall be closed in accordance with clause 3 or clause 9 and


     4.2.2 as security for money payable to the Landlord in the event of default


     4.2.3 as security for any loss of mesne profits and other losses arising in consequence of forfeiture or disclaimer of the Lease


4.3  The Tenant hereby covenants that it shall:-

     4.3.1 within 14 days of entry into this Deed procure registration of the charge mentioned in Clause 4.2 pursuant to the Companies Act 1985 (section 395) and


     4.3.2 execute any document or take any action which the Landlord may reasonably specify in order to perfect the security referred to in clause 4.2


4.4 The security referred to in clause 4.2 is in addition to and shall not be merged with or prejudice or affect or be affected by any other security interest of the Landlord as regards the Tenant


5.   REMEDIES OF THE LANDLORD


5.1 The Landlord shall be entitled at any time to require the Landlord's Solicitors to draw upon the Deposit Account in payment to the Landlord of any amount not exceeding any sum due to the Landlord arising out of default by the Tenant if:


     5.1.1 the Landlord shall have previously given to the Tenant not less than 14 days notice in writing of the Landlord's intention to procure any withdrawal from the Deposit Account and the notice shall have specified the default to which the withdrawal relates and


     5.1.2 the Tenant shall not have remedied the default complained of by the expiration of the notice


5.2 The Tenant by way of security for the proper performance of the Tenant's covenants and obligations contained in this Deed hereby appoints the Landlord (or delegates of the Landlord) to act as the Tenant's attorney to take any action in the name of the Tenant or otherwise which the Landlord may reasonably and properly specify for the purposes of ensuring such performance


6.   MAINTENANCE OF THE INITIAL DEPOSIT


6.1 The Tenant covenants that if the Landlord shall before the date of closure of the Deposit Account in accordance with clause 3 receive a payment from the

     Deposit Account in accordance with clause 5 then the Tenant shall within 21 days pay to the Landlord's Solicitors an amount equal to the sum so received by the Landlord for the Landlord's Solicitors to deposit in the Deposit Account


6.2 If and whenever a review of rent pursuant to the Lease shall take place the Tenant will within seven days of the date of ascertainment of the amount of the increased rent make a payment to the Landlord for the credit of the Deposit Account of a sum equivalent to the difference between the annual rate of rent prior to such review and the annual rate of rent as reviewed plus VAT and the sum so paid by the Tenant shall form part of the Deposit Balance and be treated for the purposes of this Deed as such


7.   INTEREST


7.1 The interest accruing upon the Deposit Balance shall be left in the Deposit Account and form part of the Deposit Account


7.2 The Tenant (acting on its own behalf or by its Solicitors) shall at reasonable intervals (of not less then 6 months) following the date of this Deed be entitled by notice in writing to require the Landlord's Solicitors to draw upon the Deposit Account in payment to the Tenant of an amount equal to the net interest which at the date of such notice has accrued to the Deposit Balance save that no such payment shall be made:


     7.2.1 if there shall at such date be any subsisting default by the Tenant or


     7.2.2 to the extent that such payment would cause the Deposit Balance to be less than the Initial Deposit plus any payment made by the Tenant pursuant to clause 6.2 hereof


7.3 It is agreed that without limiting clause 7.2 the Landlord's Solicitors may within their entire discretion and as a matter of convenience for so long as there shall be no dispute between the Landlord and the Tenant affecting the operation of this Deed make arrangements with the solicitors acting for the Tenant for interest to be paid out of the Deposit Account in a manner different to that prescribed by Clause 7.2

8.   DECLARATIONS


8.1 The liability of neither the Landlord nor the Tenant nor of any guarantor pursuant to the Lease from time to time shall be limited to the Deposit Balance


8.2 The rights of the Landlord under this Deed are given without limitation of the rights of the Landlord pursuant to the Lease


8.3 The proviso for re-entry contained in the Lease shall be exercisable as well upon any breach of any covenant or obligation contained in this Deed as on the happening of any of the events mentioned in the Lease


9.   FORFEITURE OR DISCLAIMER


     If the Lease shall be forfeited or disclaimed the Deposit Balance shall continue to be available to the Landlord in the manner hereinbefore provided until it shall be exhausted in accordance with the terms of this Deed or until there shall be no further liability of the Tenant to the Landlord or until the date eighteen months after the date of forfeiture or disclaimer (whichever is the earlier) whereupon as soon as reasonably practicable any remaining balance in the Deposit Account shall be repaid to the Tenant


10.  ASSIGNMENT OF REVERSION


     The Landlord shall not be liable to the Tenant under this deed after the Landlord shall have parted with its reversion to the Lease provided that the assignee enters into a Deed in substantially the same terms mutatis mutandis to this Deed with the Tenant (save as to the parties). Accordingly if the Landlord disposes of its reversion to the Lease as aforesaid then the Deposit Balance shall forthwith be paid to the Solicitors acting for the assignee of the reversion to hold upon the terms of this deed and the liability of the Landlord under this deed shall thereupon cease and determine and the Landlord shall within 14 days of such payment give notice to the Tenant of the details of the solicitors for the assignee and of the change in the details of the Deposit Account

IN WITNESS whereof the Landlord and the Tenant have caused their respective Common Seals to be affixed to this Deed the day and year first hereinbefore written




SIGNED as a Deed by COMLAND        )
INDUSTRIAL AND COMMERCIAL          )
PROPERTIES LIMITED acting by       )
[a Director and its Secretary]     )
[two Directors]


           A. J. Ilsley   DIRECTOR


           R. Werth   DIRECTOR/SECRETARY

                          DATED: 12TH AUGUST 1998




                          COMLAND INDUSTRIAL AND
                    COMMERCIAL PROPERTIES LIMITED  (1)


                       INSIGNIA SOLUTIONS Plc  (2)






                          ----------------------

                           COLLATERAL WARRANTY

                              RELATING TO
                      APOLLO HOUSE THE MERCURY CENTRE
                         WYCOMBE LANE WOOBURN GREEN
                        HIGH WYCOMBE BUCKINGHAMSHIRE

                          ----------------------






                                                      [MANCHES LOGO]

                                 Manches & Co 3 Worcester Street Oxford OX1 2PZ

THIS DEED is made the 12th day of August One thousand nine hundred and ninety-eight


BETWEEN


(1) COMLAND INDUSTRIAL AND COMMERCIAL PROPERTIES LIMITED whose registered office is at Riverside House Riverside Holtspur Lane Wooburn Green High Wycombe Buckinghamshire HP10 0TJ ("the Landlord") (Company Registration Number 2126351) and
(2) INSIGNIA SOLUTIONS Plc whose registered office is at Buckingham Court London Road High Wycombe Buckinghamshire HP11 1JU (Company Registration Number 01961960) ("the Tenant")


NOW THIS DEED WITNESSES as follows:


1.   DEFINITIONS AND INTERPRETATION

     In this Clause and in this Deed the following expressions shall bear the following meanings:


1.1  "the Lease" means a lease of even date herewith made between the Landlord
     (1) and the Tenant (2) of the property known as Saturn House The Mercury Centre Wycombe Lane Wooburn Green High Wycombe Buckinghamshire


1.2 "the Landlord" "the Tenant" and "the Term" shall carry the meanings ascribed to them by the Lease


1.3 "the Landlord's Solicitors" mean Manches & Co 3 Worcester Street Oxford OX1 2PZ


1.4 "the Initial Deposit" means L121,000 plus VAT deposited by the Tenant as security for the performance of the obligations on its part contained in the Lease


1.5 "the Deposit Account" means the interest earning deposit account opened by the Landlord's Solicitors at Lloyds Bank Plc Law Courts Branch 222 Strand London WC2R 1BB ("the Bank") on or before the date of this Deed and in which the Landlord's Solicitors placed the Initial Deposit

1.6 "the Deposit Balance" means the amount from time to time standing to the credit of the Deposit Account


1.7 "default" means any failure by the Tenant to pay (whether or not any formal demand has been made) the whole or any part of the rents reserved by the Lease or any money (including interest) payable to the Landlord pursuant to the Lease or any expense incurred by the Landlord or due to the Landlord in consequence of any failure by the Tenant to observe and perform the covenants obligations of and the conditions binding the Tenant contained in the Lease or the liquidation of the Tenant or the disclaimer of the Lease by the Tenant's liquidator


2.   LANDLORD'S SOLICITORS INSTRUCTIONS


     The Landlord and the Tenant irrevocably instruct the Landlord's Solicitors by this Deed to act as stakeholders in the operation of the Deposit Account in accordance with this Deed and in particular to act in accordance with this Deed in:


2.1  the making of payments into the Deposit Account


2.2  the withdrawal of sums from the Deposit Account and


2.3 accounting to the Landlord and the Tenant for money due to either of them from the Deposit Account


2.4 sending to the Tenant statements showing the Deposit Balance and any interest accruing to the Deposit Account at intervals of not less than once in each year of the term demised by the Lease


3.   DURATION OF DEPOSIT ARRANGEMENTS


3.1 The Deposit Account shall be maintained until whichever is the earlier of the following:


     3.1.1 the date of expiration or sooner determination of the Term (save by way of disclaimer or forfeiture) or

     3.1.2 the date upon which the Tenant shall assign the Lease with the consent of the Landlord to an assignee acceptable to the Landlord in accordance with Clause 3(17) of the Lease


     3.1.3 the date 14 days after the Tenant has provided to the Landlord unqualified Audited Accounts drawn up on the basis of UK GAAP by the Tenant's auditors showing profits after tax of not less than three times the rent first reserved in the Lease plus VAT for three consecutive financial years each of not less than twelve months duration

3.2 The Deposit Account shall be closed upon the happening of any of the events mentioned in clauses 3.1.1 3.1.2 and 3.1.3 and the Deposit Balance shall be released to the Tenant after first being applied by payment to the Landlord in satisfaction of all claims made by the Landlord against the Tenant arising out of default by the Tenant


4.   CHARGE OF THE DEPOSIT ACCOUNT


4.1 The Tenant warrants to the Landlord that the Initial Deposit is free from any charge or encumbrance save as mentioned in clause 4.2


4.2 The Tenant with full title guarantee charges its interest in the Deposit Account and all money from time to time withdrawn from the Deposit Account in accordance with this Deed


     4.2.1 until such time as the Deposit Account shall be closed in accordance with clause 3 or clause 9 and


     4.2.2 as security for money payable to the Landlord in the event of default


     4.2.3 as security for any loss of mesne profits and other losses arising in consequence of forfeiture or disclaimer of the Lease


4.3  The Tenant hereby covenants that it shall:-

      4.3.1. within 14 days of entry into this Deed procure registration of the charge mentioned in Clause 4.2 pursuant to the Companies Act 1985 (section 395) and


     4.3.2 execute any document or take any action which the Landlord may reasonably specify in order to perfect the security referred to in clause 4.2


4.4 The security referred to in clause 4.2 is in addition to and shall not be merged with or prejudice or affect or be affected by any other security interest of the Landlord as regards the Tenant


5.   REMEDIES OF THE LANDLORD


5.1 The Landlord shall be entitled at any time to require the Landlord's Solicitors to draw upon the Deposit Account in payment to the Landlord of any amount not exceeding any sum due to the Landlord arising out of default by the Tenant if:


     5.1.1 the Landlord shall have previously given to the Tenant not less than 14 days notice in writing of the Landlord's intention to procure any withdrawal from the Deposit Account and the notice shall have specified the default to which the withdrawal relates and


     5.1.2 the Tenant shall not have remedied the default complained of by the expiration of the notice


5.2 The Tenant by way of security for the proper performance of the Tenant's covenants and obligations contained in this Deed hereby appoints the Landlord (or delegates of the Landlord) to act as the Tenant's attorney to take any action in the name of the Tenant or otherwise which the Landlord may reasonably and properly specify for the purposes of ensuring such performance


6.   MAINTENANCE OF THE INITIAL DEPOSIT


6.1 The Tenant covenants that if the Landlord shall before the date of closure of the Deposit Account in accordance with clause 3 receive a payment from the

     Deposit Account in accordance with clause 5 then the Tenant shall within 21 days pay to the Landlord's Solicitors an amount equal to the sum so received by the Landlord for the Landlord's Solicitors to deposit in the Deposit Account


6.2 If and whenever a review of rent pursuant to the Lease shall take place the Tenant will within seven days of the date of ascertainment of the amount of the increased rent make a payment to the Landlord for the credit of the Deposit Account of a sum equivalent to the difference between the annual rate of rent prior to such review and the annual rate of rent as reviewed plus VAT and the sum so paid by the Tenant shall form part of the Deposit Balance and be treated for the purposes of this Deed as such


7.   INTEREST


7.1 The interest accruing upon the Deposit Balance shall be left in the Deposit Account and form part of the Deposit Account


7.2 The Tenant (acting on its own behalf or by its Solicitors) shall at reasonable intervals (of not less than 6 months) following the date of this Deed be entitled by notice in writing to require the Landlord's Solicitors to draw upon the Deposit Account in payment to the Tenant of an amount equal to the net interest which at the date of such notice has accrued to the Deposit Balance save that no such payment shall be made:


     7.2.1 if there shall at such date be any subsisting default by the Tenant or


     7.2.2 to the extent that such payment would cause the Deposit Balance to be less than the Initial Deposit plus any payment made by the Tenant pursuant to clause 6.2 hereof


7.3 It is agreed that without limiting clause 7.2 the Landlord's Solicitors may within their entire discretion and as a matter of convenience for so long as there shall be no dispute between the Landlord and the Tenant affecting the operation of this Deed make arrangements with the solicitors acting for the Tenant for interest to be paid out of the Deposit Account in a manner different to that prescribed by Clause 7.2

8.   DECLARATIONS


8.1 The liability of neither the Landlord nor the Tenant nor of any guarantor pursuant to the Lease from time to time shall be limited to the Deposit Balance


8.2 The rights of the Landlord under this Deed are given without limitation of the rights of the Landlord pursuant to the Lease


8.3 The proviso for re-entry contained in the Lease shall be exercisable as well upon any breach of any covenant or obligation contained in this Deed as on the happening of any of the events mentioned in the Lease


9.   FORFEITURE OR DISCLAIMER


     If the Lease shall be forfeited or disclaimed the Deposit Balance shall continue to be available to the Landlord in the manner hereinbefore provided until it shall be exhausted in accordance with the terms of this Deed or until there shall be no further liability of the Tenant to the Landlord or until the date eighteen months after the date of forfeiture or disclaimer (whichever is the earlier) whereupon as soon as reasonably practicable any remaining balance in the Deposit Account shall be repaid to the Tenant


10.  ASSIGNMENT OF REVERSION


     The Landlord shall not be liable to the Tenant under this deed after the Landlord shall have parted with its revision to the Lease provided that the assignee enters into a Deed in substantially the same terms mutatis mutandis to this Deed with the Tenant (save as to the parties). Accordingly if the Landlord disposes of its reversion to the Lease as aforesaid then the Deposit Balance shall forthwith be paid to the Solicitors acting for the assignee of the reversion to hold upon the terms of this deed and the liability of the Landlord under this deed shall thereupon cease and determine and the Landlord shall within 14 days of such payment give notice to the Tenant of the details of the solicitors for the assignee and of the change in the details of the Deposit Account

IN WITNESS whereof the Landlord and the Tenant have caused their respective Common Seals to be affixed to this Deed the day and year first hereinbefore written



SIGNED as a Deed by COMLAND        )
INDUSTRIAL AND COMMERCIAL          )
PROPERTIES LIMITED acting by       )
[a Director and its Secretary]     )
[two Directors]                    )



        A. J. Ilsley      DIRECTOR


        R. Werth      DIRECTOR/SECRETARY

                            DATED: 12TH AUGUST 1998




                             COMLAND INDUSTRIAL AND
                        COMMERCIAL PROPERTIES LIMITED (1)

                            INSIGNIA SOLUTIONS Plc (2)





                               --------------------

                               COLLATERAL WARRANTY

                                   Relating to
                          Apollo House The Mercury Centre
                            Wycombe Lane Wooburn Green
                           High Wycombe Buckinghamshire

                               --------------------









                                                      [MANCHES LOGO]

                               Manches & Co 3 Worcester Street Oxford 0X1 2PZ

THIS DEED OF WARRANTY is made the 12th day of August One thousand nine hundred and ninety-eight BETWEEN COMLAND INDUSTRIAL AND COMMERCIAL PROPERTIES LIMITED (Company Registration Number 2126351) whose registered office is situate at Riverside House Riverside Holtspur Lane Wooburn Green High
Wycombe Buckinghamshire HP10 0TJ ("the Contractor") of the one part and INSIGNIA SOLUTIONS Plc (Company Registration Number 01961960) whose registered office is situate at Buckingham Court London Road High Wycombe aforesaid ("the Tenant") of the other part


WHEREAS:-


(1) By a Lease ("the Lease") dated the 12th day of August 1998 between the Contractor (1) and the Tenant (2) the property known or to be known as Apollo House The Mercury Centre Wycombe Lane Wooburn Green High Wycombe aforesaid ("the Development") demised to the Tenant for a term of 15 years from the 12th day of August 1998 subject to the rents covenants and conditions therein contained


(2)  The Contractor has constructed the Development


(3) The Contractor has agreed in consideration of the Tenant agreeing to enter into the Lease to enter into this Deed in favour of the Tenant


NOW THIS DEED WITNESSETH as follows:-


1.   The Contractor warrants to and undertakes with the Tenant that:-


     (a) It has carried out the Development in a good and workmanlike manner in accordance with all planning and other consents obtained in connection with the Development


     (b) In the design of the Development insofar (if at all) as the Development has been designed by it and in the selection of materials and goods for the Development insofar as such materials and goods have been selected by it it has exercised all reasonable skill and care

     (c) The Contractor will use all reasonable endeavours to maintain in force sufficient professional indemnity insurance (without any unusual exclusions) with reputable insurers carrying on business in the United Kingdom to cover any liabilities of the Contractor which may arise out of this Deed up to a limit in respect of each and every claim of not less than L2,000,000 The Contractor will use all reasonable endeavours to maintain such insurance for a period of twelve years from the date hereof and will produce such evidence as the Tenant may reasonably require (but not more than once in any 12 months period) to satisfy itself that the terms of this Clause have been complied with


2. The Contractor hereby further warrants and undertakes with the Tenant that it has not specified or knowingly authorised the use in connection with the Development of any:-


     (a)  high alumina cement in structural elements


     (b) wood slab in permanent formwork to concrete or in structural elements


     (c)  calcium chloride in admixtures for use in reinforced concrete


     (d) naturally occurring aggregates for use in reinforced concrete which do not comply with the requirements of British Standards 882
          (1983) and naturally occurring aggregates for use in concrete which do not comply with the relevant provisions of British Standard
          8110 (1985)


     (e)  calcium silicate bricks or tiles


     (f)  asbestos or asbestos-based products


     (g) lead or any products containing lead for use in connection with drinking water

     (h)  urea formaldehyde foam


     (i) other substance which have been publicised in the Building Research Establishment Digest as being deleterious to health and safety or to the durability of the property in the particular circumstances in which they are used


3. The Tenant shall be entitled at any time to assign the benefit of this Deed three times by way of absolute legal assignment to such person or persons as the Lease shall be assigned in accordance with clause 3(17) of the Lease without the consent of the Contractor provided that written notice of such assignment is given to the Contractor within 28 days of the date thereof


4. Any notice provided for in accordance with this Deed shall be deemed to be duly given if delivered by hand or sent by registered or pre-paid post or by facsimile transmission to the party named therein at the address of such party shown herein or such other address as such party may by notice in writing nominate for the purpose of service and if sent by post shall be deemed to have been received no later than forty-eight hours after the same shall have been posted


5. The Tenant hereby agrees and undertakes to claim against the Commercial Union Assurance Latent Defects Insurance Policy to be incepted by the Contractor in the event of any inherent or latent defect in the design or construction or the materials used in the construction of the Development arising and only in the case of a shortfall in the insurance cover or upon the expiry of such cover will a claim be made by the Tenant pursuant to the provisions of this Deed


6. The Contractor agrees to notify any claim made hereunder to its insurers in accordance with the terms of such insurances

IN WITNESS whereof the Contractor and the Tenant have caused their respective Common Seals to be affixed to this Deed the day and year first before written



THE COMMON SEAL of COMLAND         )
INDUSTRIAL AND COMMERCIAL          )                          [SEAL]
PROPERTIES LIMITED was affixed to  )
this Deed in the Presence of:-     )




                              DIRECTOR: A. J. Ilsley



                              SECRETARY: R. Werth




THE COMMON SEAL of INSIGNIA        )
SOLUTIONS Plc was affixed to this  )                          [SEAL]
Deed in the presence of:-          )




                              DIRECTOR: Richard M. Noling



                              SECRETARY: S. M. Ambler

                             DATED: 12TH AUGUST 1998






                              COMLAND INDUSTRIAL AND
                         COMMERCIAL PROPERTIES LIMITED (1)

                             INSIGNIA SOLUTIONS Plc (2)






                               ----------------------

                                COLLATERAL WARRANTY


                                    Relating to
                           Saturn House The Mercury Centre
                              Wycombe Lane Wooburn Green
                             High Wycombe Buckinghamshire

                               ----------------------




                                                        [MANCHES LOGO]

                               Manches & Co 3 Worcester Street Oxford 0X1 2PZ

THIS DEED OF WARRANTY is made the 12th day of August One thousand nine hundred and ninety-eight BETWEEN COMLAND INDUSTRIAL AND COMMERCIAL PROPERTIES LIMITED (Company Registration Number 2126351) whose registered office is situate at Riverside House Riverside Holtspur Lane Wooburn Green High Wycombe Buckinghamshire HP10 0TJ ("the Contractor") of the one part and INSIGNIA SOLUTIONS Plc (Company Registration Number 01961960) whose registered office is situate at Buckingham Court London Road High Wycombe aforesaid ("the Tenant") of the other part


WHEREAS:-


(1) By a Lease ("the Lease") dated the 12th day of August 1998 between the Contractor (1) and the Tenant (2) the property known or to be known as Saturn House The Mercury Centre Wycombe Lane Wooburn Green High Wycombe aforesaid ("the Development") was demised to the Tenant for a term of 15 years from the 12th day of August 1998 subject to the rents covenants and conditions therein contained


(2)  The Contractor has constructed the Development


(3) The Contractor has agreed in consideration of the Tenant agreeing to enter into the Lease to enter into this Deed in favour of the Tenant


NOW THIS DEED WITNESSETH as follows:-


1.   The Contractor warrants to and undertakes with the Tenant that:-


     (a) It has carried out the Development in a good and workmanlike manner in accordance with all planning and other consents obtained in connection with the Development


     (b) In the design of the Development insofar (if at all) as the Development has been designed by it and in the selection of materials and goods for the Development insofar as such materials and goods have been selected by it it has exercised all reasonable skill and care

     (c) The Contractor will use all reasonable endeavours to maintain in force sufficient professional indemnity insurance (without any unusual exclusions) with reputable insurers carrying on business in the United Kingdom to cover any liabilities of the Contractor which may arise out of this Deed up to a limit in respect of each and every claim of not less than L2,000,000 The Contractor will use all reasonable endeavours to maintain such insurance for a period of twelve years from the date hereof and will produce such evidence as the Tenant may reasonably require (but not more than once in any 12 months period) to satisfy itself that the terms of this Clause have been complied with


2. The Contractor hereby further warrants and undertakes with the Tenant that it has not specified or knowingly authorised the use in connection with the Development of any:-


     (a)  high alumina cement in structural elements


     (b) wood slab in permanent formwork to concrete or in structural elements


     (c)  calcium chloride in admixtures for use in reinforced concrete


     (d) naturally occurring aggregates for use in reinforced concrete which do not comply with the requirements of British Standards 882
          (1983) and naturally occurring aggregates for use in concrete which do not comply with the relevant provisions of British Standard
          8110 (1985)


     (e)  calcium silicate bricks or tiles


     (f)  asbestos or asbestos-based products


     (g) lead or any products containing lead for use in connection with drinking water

     (h)  urea formaldehyde foam


     (j) other substance which have been publicised in the Building Research Establishment Digest as being deleterious to health and safety or to the durability of the property in the particular circumstances in which they are used


3. The Tenant shall be entitled at any time to assign the benefit of this Deed three times by way of absolute legal assignment to such person or persons as the Lease shall be assigned in accordance with clause 3(17) of the Lease without the consent of the Contractor provided that written notice of such assignment is given to the Contractor within 28 days of the date thereof


4. Any notice provided for in accordance with this Deed shall be deemed to be duly given if delivered by hand or sent by registered or pre-paid post or by facsimile transmission to the party named therein at the address of such party shown herein or such other address as such party may by notice in writing nominate for the purpose of service and if sent by post shall be deemed to have been received no later than forty-eight hours after the same shall have been posted


5. The Tenant hereby agrees and undertakes to claim against the Commercial Union Assurance Latent Defects Insurance Policy to be incepted by the Contractor in the event of any inherent or latent defect in the design or construction or the materials used in the construction of the Development arising and only in the case of a shortfall in the insurance cover or upon the expiry of such cover will a claim be made by the Tenant pursuant to the provisions of this Deed

6. The Contractor agrees to notify any claim made hereunder to its insurers in accordance with the terms of such insurances

IN WITNESS whereof the Contractor and the Tenant have caused their respective Common Seals to be affixed to this Deed the day and year first before written




THE COMMON SEAL of COMLAND         )
INDUSTRIAL AND COMMERCIAL          )                        [SEAL]
PROPERTIES LIMITED was affixed to  )
this Deed in the presence of:      )




                              DIRECTOR: A. J. Ilsley



                              SECRETARY: R. Werth



THE COMMON SEAL of INSIGNIA        )
SOLUTIONS Plc was affixed to this  )                        [SEAL]
Deed in the presence of:-          )



                              DIRECTOR: Richard M. Noling



                              SECRETARY: S. M. Ambler

                         WARRANTY AGREEMENT                 CoWa/P&T



(In Scotland, leave blank     THIS AGREEMENT
 For applicable date see
Testing Clause on page 4)     is made the    12th    day of  August 1998
                                         ------------      ---------

                              BETWEEN:-
          (insert name of
          the Consultant)     (1)  Powell Tolner & Associates
                                   ---------------------------------------------
                                   of/whose registered office is situated at
                                   Beverley House, 132 High Street,
                                   ---------------------------------------------
                                   Chesham, Buckinghamshire HP5  1EF
                                   ---------------------------------------------
                                   ("the Firm"), and

          (insert name of
the Purchaser/the Tenant)     (2)  Insignia Solutions Plc
                                   ---------------------------------------------
                                   whose registered office is situated at
                                   Buckingham Court, London Road,
                                   ---------------------------------------------
                                   High Wycombe, Bucks HP11 1JU
                                   ---------------------------------------------
  (delete as appropriate)          ("the Tenant" which term shall include all
                                   permitted assignees under this Agreement).

                              WHEREAS:-

  (delete as appropriate)     A.   The Tenant has entered into an agreement to
                                   lease with
                                   Comland Industrial & Commercial Properties
                                   ---------------------------------------------
                                   Ltd, Riverside House, Riverside,
                                   ---------------------------------------------
                                   HoltspurLane, Wooburn Green, High Wycombe,
                                   ---------------------------------------------
                                   Buckinghamshire  HP10 0AU      ("the Client")
                                   ------------------------------
                                   relating to

                   insert
           description of          ---------------------------------------------
            the premises)          UNITS 1 and 2 - The Mercury Centre
                                   ---------------------------------------------
                                                                ("the Premises")
                                   -----------------------------

  (delete as appropriate)          [forming part of   The RHM Bakery Site
                                                   -----------------------------
                                                      Wooburn Green
                  (insert          ---------------------------------------------
           description of                          High Wycombe, Buckinghamshire
         the Development)          ---------------------------------------------
                                   at
          (insert address            -------------------------------------------
      of the development)                                   "the Development").]
                                   -------------------------

  (delete as appropriate)          ["The Premises" are also referred to as "the
                                   Development" in this Agreement.]


             (insert date     B.   By a contract  ("the Appointment") dated
          of appointment)          the Client has appointed the Firm as    -----
         (delete/complete          [consulting structural engineers] in
          as appropriate)          connection with the Development.


                              C.   The Client has entered into a contract ("the
                                   Building Contract") with
          (insert name of          A building contractor selected by the Client
      building contractor          ---------------------------------------------
           or "a building
         contractor to be          ---------------------------------------------
          selected by the
                 Client")          ---------------------------------------------
                                   for the construction of the Development.

                              NOW IN CONSIDERATION OF THE PAYMENT OF ONE POUND
                              (L1) THE TENANT TO THE FIRM (RECEIPT OF WHICH THE FIRM ACKNOWLEDGES) IT IS HEREBY AGREED as follows:-


   (delete as appropriate     1. The Firm warrants that it has exercised and
  to reflect terms of the        will continue to exercise reasonable skill
             Appointment)        [and care] in the performance of its services
                                 to the Client under the Appointment. In the event of any breach of this warranty:

                                 (a) subject to paragraphs (b) and (c) of this
                                     clause, the Firm shall be liable for the reasonable costs of repair renewal and/or reinstatement of any part or parts of the Development to the extent that

                                     -  the Tenant incurs such costs and/or
                                     -  the Tenant is or becomes liable either
                                        directly or by way of financial
                                        contribution for such costs.

                                     The Firm shall not be liable for other
                                     losses incurred by the Tenant.

                                 (b) the Firm's liability for costs under this
                                     Agreement shall be limited to that
                                     proportion of such costs which it would be
                                     just and equitable to require the Firm to
                                     pay having regard to the extent of the
                                     Firm's responsibility for the same and on
                                     the basis that
                                     Graham Langley Architects
                                     -------------------------------------------
        (insert the names            and other consultants/contractors providing
        of other intended            -------------------------------------------
              warrantors)            a design input to the development.
                                     -------------------------------------------

                                     -------------------------------------------
                                                                           shall
                                     --------------------------------------

                                     be deemed to have provided contractual
                                     undertakings on terms no less onerous
                                     than this Clause 1 to the Tenant in
                                     respect of the performance of their
                                     services in connection with the
                                     Development and shall be deemed to have
                                     paid to the Tenant such proportion which it would be just and equitable for them to pay having regard to the extent of their responsibility;

                                 (c) the Firm shall be entitled in any action
                                     or proceedings by the Tenant to rely on
                                     any limitation in the Appointment and to raise the equivalent rights in defence of liability as it would have against the Client under the Appointment;

                                 (d) the obligations of the Firm under or
                                     pursuant to this Clause 1 shall not be
                                     released or diminished by the
                                     appointment of any person by the Tenant
                                     to carry out any independent enquiry
                                     into any relevant matter.

                              2. [Without prejudice to the generality of Clause
            (delete where        1, the Firm further warrants that it has
              the Firm is        exercised and will continue to exercise
             the quantity        reasonable skill and care to see that, unless
                surveyor)        authorised by the Client in writing or, where
                                 such authorisation is given orally, confirmed by the Firm to the Client in writing, none of the following has been or will be specified by the Firm for use in the construction of those parts of the Development to which the Appointment relates:-

                                 (a) high alumina cement in structural elements;

                                 (b) wood wool slabs in permanent formwork to
                                     concrete;

                                 (c) calcium chloride in admixtures for use in
                                     reinforced concrete;

                                 (d) asbestos products;

                                 (e) naturally occurring aggregates for use in
                                     reinforced concrete which do not comply
                                     with British Standard 882: 1983 and/or
                                     naturally occurring aggregates for use in
                                     concrete which do not comply with British
                                     Standard 8110: 1985.
                  (further
                  specific       (f) See Appendix I attached.
                 materials
              may be added
             by agreement)           In the event of any breach of this warranty
                                     the provisions of Clauses 1a, b, c and d shall apply.]

                  CoWa/P&T   2nd Edition
                             -C-  BPF, ACE, RIAS, RICS, RIBA 1993        Page 2

                              APPENDIX I

               ADDITIONAL DELETERIOUS MATERIALS - SEE 2 (f).





     f(i)      calcium silicate bricks or tiles


     f(ii) lead or any products containing lead for use in connection with drinking water


     f(iii)    urea formaldehyde foam


     f(iv)     Crocidolite


     f(v) other substances which have been publicised in the Building Research Establishment Digest as being deleterious to health and safety or to the durability of the property in the particular circumstances in which they are used

                              3. The Firm acknowledges that the Client has paid all fees and expenses properly due and owing to the Firm under the Appointment up to the date of this Agreement.


                              4. The Tenant has no authority to issue any direction or instruction to the Firm in relation to the Appointment.


                              5.   The copyright in all drawings, reports,
                                   models, specifications, bills of
                                   quantities, calculations and other
                                   documents and information prepared by or on behalf of the Firm in connection with the Development (together referred to in this Clause 5 as "the Documents") shall remain vested in the Firm but, subject to the Firm having received payment of any fees agreed as properly due under the Appointment, the Tenant and its appointee shall have a licence to copy and use the Documents and to reproduce the designs and content of them for any purpose related to the Premises including, but without limitation, the construction, completion, maintenance, letting, promotion, advertisement, reinstatement, refurbishment and repair of the Premises, Such licence shall enable the Tenant and its appointee to copy and use the Documents for the extension of the Premises but such use shall not include a licence to reproduce the designs contained in them for any extension of the Premises. The Firm shall not be liable for any use by the Tenant or its appointee of any of the Documents for any purpose other than that for which the same were prepared by or on behalf of the Firm.

                              6.   The Firm shall maintain professional
                                   indemnity insurance in an amount of not
           (insert amount)         less than One million Five Hundred
                                   Thousand pounds (L1,500,000) for any one
                                   occurrence or series of occurrences
                                   arising out of any one event for a period
           (insert period)         of 12 years from the date hereof, provided
                                   always that such insurance is available at commercially reasonable rates. The Firm shall immediately inform the Tenant if such insurance ceases to be available at commercially reasonable rates in order that the Firm and the Tenant can discuss means of best protecting the respective positions of the Purchaser/the Tenant and the Firm in the absence of such insurance.
                                   As and when it is reasonably requested to do so by the Tenant or its appointee the Firm shall produce for inspection documentary evidence that its professional indemnity insurance is being maintained.

            (insert number   [7.   This Agreement may be assigned three times by
                 of times)         the Tenant by way of absolute legal
                                   assignment to another person taking an
          (delete if under         assignment of the Tenant's interest in the
                Scots law)         Premises without the consent of the
                                   Client or the Firm being required and such assignment shall be effective upon written notice thereof being given to the Firm.]





  (insert number of times)


          (delete if under
              English law)


                              8.   Any notice to be given by the Firm
                                   hereunder shall be deemed to be duly given if it is delivered by hand at or sent by registered post or recorded delivery to the Tenant at its registered office and any notice given by the Tenant hereunder shall be deemed to be duly given if it is addressed to "The Senior Partner" and delivered by hand at or sent by registered post or recorded delivery to the above-mentioned address of the Firm or to the principal business address of the Firm for the time being and, in the case of any such notices, the same shall if sent by registered post or recorded delivery be deemed to have been received forty eight hours after being posted.


                              9.   No action or proceedings for any breach of
                                   this Agreement shall be commenced against the
              (complete as         Firm after the expiry of 12 years from the
              appropriate)         date hereof.




                  CoWa/P&T   2nd Edition                                 Page 3
           delete if under  [10.   The construction validity and performance of
                Scots law)         this Agreement shall be governed by English
                                   law and the parties agree to submit to the non-exclusive jurisdiction of the English
                                   Courts.

             (alternatives
                 delete as
              appropriate)

            (for Agreement
   executed under hand and
            NOT as a Deed)

                                                                              ]


                                   [IN WITNESS WHEREOF  this Agreement was
                                   executed as a Deed and delivered the day and
           (this must only         year first before written.
              apply if the
               Appointment
               is executed         BY THE FIRM
                as a Deed)
                                               J. Sestak      EQUITY PARTNER
                                   ---------------------------------------------

                                   ---------------------------------------------
                                               J. Rowe        SECRETARY
                                   ---------------------------------------------
                                               120 WHITE HILL CHESHAM HP5 1AR
                                   ---------------------------------------------

                                   BY THE PURCHASER/THE TENANT

                                               S. M. Ambler - COMPANY SECRETARY
                                   ---------------------------------------------
                                               1158 Quail Creek Circle
                                   ---------------------------------------------
                                               California, CA 95120
                                   ---------------------------------------------
                                               USA
                                   -------------------------------------------]]


          (delete if under
              English law)

                               WARRANTY AGREEMENT



                                    between



                         LANGLEY HALL ASSOCIATES LIMITED


                                      and



                             INSIGNIA SOLUTIONS PLC



                                  In respect of



                         UNITS 1 AND 2, THE MERCURY CENTRE
                                  WOOBURN GREEN



                              Dated 12th August 1998
                                    ------------

THIS AGREEMENT is made the 12th day of August 1998


BETWEEN

(1) LANGLEY HALL ASSOCIATES LIMITED of 31 Braybrooke Road, Wargrave, Berkshire, RG10 8DU ("the Firm"), and


(2) INSIGNIA SOLUTIONS PLC whose registered office is situated at Buckingham Court, London Road, High Wycombe, Bucks, HP11 1JU ("the Tenant" which term shall include all permitted assignees under this agreement)


WHEREAS:-

A. The tenant has entered into a lease with Comland Industrial & Commercial Properties Ltd ("the Client") relating to Units 1 and 2 ("the Premises") Forming part of The Mercury Centre, Wycombe Lane, Wooburn Green ("the Development")


B. By a contract ("the Appointment") dated 3 February 1997 the Client has appointed the Firm as Architect in connection with the Development.


NOW IN CONSIDERATION OF THE PAYMENT OF ONE POUND (L1) BY THE TENANT TO THE FIRM (RECEIPT OF WHICH THE FIRM ACKNOWLEDGES) IT IS HEREBY AGREED as follows:-



1. The Firm warrants that it has exercised and will continue to exercise reasonable skill care and diligence in the performance of its services to the Client under the Appointment. In the event of any breach of this warranty:-


     (a) subject to paragraphs (b) and (c) of this clause, the Firm shall be liable for reasonable costs of repair/renewal and/or reinstatement of any part or parts of the Development to the extent that the Tenant is liable either directly or by way of financial contribution for the same. The Firm shall not be liable for other losses incurred by the Tenant


     (b) The Firm's liability for costs under this Agreement shall be limited to that proportion of such cost which it would be just and equitable to require the Firm to pay having regard to the extent of the Firm's responsibility for the same and on the basis that POWELL TOLNER shall be deemed to have provided contractual undertakings on terms no less onerous than this Clause 1 to the Tenant in respect of the performance of their services in connection with the Development and shall be deemed to have paid to the Tenant such proportion which it would be just and equitable for them to pay having regard to the extent of their responsibility.


     (c) the Firm shall be entitled in any action or proceedings by the Tenant to rely on any limitation in the Appointment and to raise the equivalent rights in defence of liability as it would have against the Client under the Appointment.


2. Without prejudice to the generality of Clause 1, the Firm further warrants that it has exercised and will continue to exercise reasonable skill and care to see that, unless authorised by the Client in writing or, where such authorisation is given orally, confirmed by the Firm to the Client in writing, none of the following has been or will be specified by the Firm for use in the construction of those parts of the Development to which the Appointment relates:-


     (a)  high alumina cement in structural elements;


     (b)  wood wool slabs in permanent formwork to concrete,


     (c)  calcium chloride in admixtures for use in reinforced concrete,


     (d)  asbestos products;


     (e) naturally occurring aggregates for use in reinforced concrete which do not comply with British Standard 882: 1983 and/or naturally occurring aggregates for use in concrete which do not comply with British Standard 8110: 1985;


     (f)  urea formaldehyde foam;


     (g) other substances generally known in the consultant's profession at the time of specification or incorporation in the Development, as appropriate, to be deleterious to the structural integrity of the Development or to Health and Safety.


3. The Firm acknowledges that the Client has paid all fees and expenses properly due and owing to the Firm under the Appointment up to date of this Agreement.


4. The Tenant has no authority to issue any direction or instruction to the Firm in relation to the Appointment.


5. The copyright in all drawings, reports, models, specifications, bills of quantities, calculations and other documents and information prepared by or on behalf of the Firm in connection with the Development (together referred to in this clause 5 as "the Documents") shall remain vested in the Firm but, subject to the Firm having received payment of any fees agreed as properly due under the Appointment, the Tenant and its appointee shall have a licence to copy and use the Documents and to reproduce the designs and content of them for any purpose related to the Premises including, but without limitation, the construction, completion, maintenance, letting, promotion, advertisement, reinstatement, refurbishment and repair of the Premises. Such licence shall enable the Tenant and its appointee to copy and use the Documents for the extension of the Premises but such use shall not include a licence to reproduce the designs contained in them for any extension of the Premises. The Firm shall not be liable for any such use by the Tenant or its appointee of any of the Documents for any purpose other than that for which the same were prepared by or on behalf of the Firm.


6. The Firm shall maintain professional indemnity insurance in an amount of not less than One Million Pounds (L1,000,000) for any one occurrence or series of occurrences arising out of any one event for a period of 12 years from the date hereof, provided always that such insurance is available at commercially reasonable rates. The Firm shall immediately inform the Tenant if such insurance ceases to be available at commercially reasonable rates in order that the Firm and the Tenant can discuss means of best protecting the respective positions of the Tenant and the Firm in the absence of such insurance. As and when it is reasonably requested to do so by the Tenant or its appointee the Firm shall produce for inspection documentary evidence that its professional indemnity insurance is being maintained.


7. This Agreement may be assigned 3 times by the Tenant by way of absolute legal assignment to another person taking an assignment of the Tenant's interest in the Premises without the consent of the Client or the Firm being required and such assignment shall be effective upon written notice thereof being given to the Firm. No further assignment shall be permitted.


8. Any notice to be given by the Firm hereunder shall be deemed to be duly given if it is delivered by hand at or sent by registered post or recorded delivery to the Tenant at its registered office and any notice given by the Tenant hereunder shall be deemed to be duly given if it is addressed to "The Senior Partner" and delivered by hand at or sent by registered post or recorded delivery to the above mentioned address of the Firm or to the principal business address of the Firm for the time being and, in the case of any such notices, the same shall if sent by registered post or recorded delivery be deemed to have been received forty eight hours after being posted.


9. No action or proceedings for any breach of this Agreement shall be commenced against the Firm after the expiry of 12 years from the date hereof.


10. The construction validity and performance of this Agreement shall be governed by English law and the parties agree to submit to the non-exclusive jurisdiction of the English Courts.

IN WITNESS whereof the parties hereto have executed this Agreement as a Deed and delivered the same the day and year first before written.





     EXECUTED as a deed by the said          )
     LANGLEY HALL ASSOCIATES                 )
     LIMITED acting by                       )



                                   Director  G. Langley


                                   Director  R. Hall



     SIGNED BY                          )
     Director for and on behalf of      )  Richard M. Noling
     INSIGNIA SOLUTIONS PLC             )





     SIGNED BY                          )
     Secretary for and on behalf of     )  S. M. Ambler
     INSIGNIA SOLUTIONS PLC             )

                                                                        Comland

                           Comland Industrial and Commercial Properties Limited


Dated: 12th August 1998



Insignia Solutions Plc
2 Buckingham Court
Kingsmead Business Park
London Road
High Wycombe
Bucks, HP11 1JU


Dear Sirs

Re:  Phase 2, The Mercury Centre, Wycombe Lane, Wooburn Green,
     High Wycombe, Bucks

We confirm that when we consider it appropriate, we shall invite you to make an offer to lease or purchase Phase 2 before proceeding to let or sell Phase 2 to any other party. For the avoidance of doubt we also confirm that:-

(1) This letter is not intended to create any legal relationship between us in relation to Phase 2 nor is it intended to bind our successors in title or benefit yours.

(2) This letter does not bind us to accept any offer which you may be minded to make to lease or purchase Phase 2 and once we have invited you to make a offer and either we have received and considered your offer or the period of 14 days has expired since the date of our invitation without our having received an offer from you, we will be free to consider and proceed with offers by other parties.

(3) If we accept your offer we shall be free to consider other offers and to proceed with other parties if you fail to perform in our agreed time scale.

(4) We will have regard to your financial circumstances in general and your ability to perform the Lease covenants in particular when considering any offer which you may be minded to make.






A. J. Ilsley
--------------------------------
For and on behalf of
Comland Industrial and Commercial Properties Limited